Filed pursuant to 497(e)
File Nos.
033-44909
and
811-06520
AMG FUNDS I
AMG Managers Brandywine Fund
Supplement dated March 19, 2021 to the Prospectus, dated February 1, 2021
The following information supplements and supersedes any information to the contrary relating to
AMG Managers Brandywine Fund (the “Fund”), a series of AMG Funds I (the “Trust”), contained in the Fund’s Prospectus (the “Prospectus”), dated as noted above.
At a meeting held on March
17-18,
2021 (the “Meeting”), the Trust’s Board of Trustees (the “Board”) approved the appointment of Boston Common Asset Management, LLC (“Boston Common” or the “Subadviser”) as the subadviser to the Fund on an interim basis to replace Friess Associates, LLC (“Friess”), the Fund’s former subadviser, and Friess Associates of Delaware, LLC (“Friess of Delaware”), the Fund’s former sub-subadviser,
effective March 19, 2021 (the “Implementation Date”). The appointment of Boston Common was pursuant to an interim subadvisory agreement between AMG Funds LLC (“AMGF”) and Boston Common (the “Interim Subadvisory Agreement”), to be effective until the earlier of 150 days after the termination of the former subadvisory agreement between AMGF and Friess with respect to the Fund (the “Former Subadvisory Agreement”) and the former sub-subadvisory
agreement among AMGF, Friess and Friess of Delaware with respect to the Fund, which occurred on March 19, 2021, or the approval of a new subadvisory agreement between AMGF and Boston Common by the Board and Fund shareholders. At the Meeting, the Board also approved the longer-term appointment of Boston Common as the subadviser to the Fund, a new subadvisory agreement between AMGF and Boston Common (the “New Subadvisory Agreement”), and the submission of the New Subadvisory Agreement to Fund shareholders for approval. The rate of compensation to be received by Boston Common under the Interim Subadvisory Agreement approved by the Board is lower than the rate of compensation that Friess would have received under the Former Subadvisory Agreement.
In connection with the hiring of Boston Common, effective as of the Implementation Date, the Fund (i) changed its name from AMG Managers Brandywine Fund to AMG Boston Common Global Impact Fund, (ii) made changes to its investment objective, principal investment strategies and principal risks, and (iii) replaced its primary benchmark index with the MSCI All Country World Index and removed its secondary and tertiary benchmark indices.
Also in connection with the hiring of Boston Common, the Board approved the following fee changes for the Fund, all of which will be implemented upon the effectiveness of the New Subadvisory Agreement and will result in the overall reduction of the Fund’s net expense ratios: (i) the management fee for the Fund will be reduced from 0.88% to 0.73%; (ii) a new contractual expense limitation agreement will take effect pursuant to which AMGF will agree, through at least February 1, 2023, to limit total annual operating expenses (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service
(12b-1)
fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 0.93% of the Fund’s average daily net assets, subject to later reimbursement by the Fund in certain circumstances; and (iii) the shareholder servicing fees of up to 0.15% that Class I shares of the Fund are authorized to pay to financial intermediaries will be eliminated. AMGF pays a portion of the management fee to the Fund’s subadviser for its services.
The disposition of Fund securities in connection with the transition of the Fund’s investment objective and strategies is expected to cause the Fund to realize taxable income for U.S. federal income tax purposes. The Fund intends to make a special distribution to shareholders of all or a portion of such income. This distribution will be taxable to shareholders who hold their shares in a taxable account. See “Certain Federal Income Tax Information” for further information.

In addition, effective as of the Implementation Date, the Prospectus is amended as follows:
All references to the name of the Fund shall refer to AMG Boston Common Global Impact Fund. All references to Friess and Friess of Delaware shall be deleted and all references to the subadviser to the Fund shall refer to Boston Common. All references to Scott W. Gates as the portfolio manager of the Fund shall be deleted and all references to the portfolio managers of the Fund shall refer to Corné Biemans, Praveen Abichandani, Matt Zalosh and Liz Su.
The section titled “Summary of the Funds – AMG Managers Brandywine Fund – Investment Objective” on page 3 is deleted and replaced with the following:
INVESTMENT OBJECTIVE
AMG Boston Common Global Impact Fund (the “Fund”) seeks long-term capital appreciation.
The section titled “Summary of the Funds – AMG Managers Brandywine Fund – Principal Investment Strategies” on page 3 is deleted and replaced with the following:
PRINCIPAL INVESTMENT STRATEGIES
Boston Common Asset Management, LLC (“Boston Common” or the “Subadviser”) seeks to preserve and build capital over the long term through investing in a diversified portfolio of global equity securities. Equity securities include, but are not limited to, common stocks, American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). The Subadviser evaluates financial and sustainability criteria in seeking to identify companies that provide products or services enabling solutions that positively impact society and address sustainability challenges globally, as determined by Boston Common, with reference in part to the United Nations’ Sustainable Development Goals (“SDGs”). The Fund generally seeks to invest in companies having a market capitalization of $2 billion or more at the time of purchase.
Under normal circumstances, the Fund invests at least 40% (or if conditions are not favorable, in the view of Boston Common, at least 30%) of its net assets in investments economically tied to countries other than the U.S., and the Fund will hold investments economically tied to a minimum of three countries other than the U.S. The Fund considers an investment to be economically tied to a country other than the U.S. if it provides investment exposure to a
non-U.S.
issuer. The Fund considers a company to be a
non-U.S.
issuer if (i) it is organized outside the U.S. or maintains a principal place of business outside the U.S., (ii) its securities are traded principally outside the U.S., or (iii) during its most recent fiscal year, it derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed outside the U.S. or it has at least 50% of its assets outside the U.S. The Fund may invest in securities of issuers located in any country outside the U.S., including developed and emerging market countries.
The Subadviser selects stocks through
bottom-up,
fundamental research, while maintaining a disciplined approach to valuation and risk analysis. The Subadviser seeks companies with sound governance and a history of responsible financial management that it believes are capable of consistent, visible profitability over a long-term period. The Fund seeks to invest in companies that the Subadviser believes are operating successfully in economic sectors with superior end-market
growth or are beneficiaries of broader sector themes the Subadviser has identified, but that the Subadviser judges to be trading at discounts to their intrinsic value. The Subadviser integrates sustainability criteria into the stock selection process and prefers firms that seek to work toward at least one of the SDGs with innovative approaches to environmental or social challenges through their products and services, as well as their policies or practices.
The Subadviser believes that evaluating a company’s contributions to areas such as climate change, water scarcity, human rights, and labor practices requires a nuanced, judgment-based approach. The Subadviser uses criteria that are industry-specific and evaluates each company in relation to its peers. The Subadviser typically seeks companies with a superior record on ESG issues as determined by the Subadviser, as well as a commitment to good standards and compliance. The Subadviser also seeks to invest in companies that it believes recognize the effect of their supplier standards on vendors’ practices and work to improve practices in their supply chains. Conversely, the Subadviser looks to avoid companies that it views as egregious violators of regulations; those that appear to exhibit a pattern of negligence on ESG issues; and those that have a deteriorating record on measurable conduct in these areas.

The Fund may invest in companies that do not yet meet the Subadviser’s sustainability criteria in all areas if they meet the Subadviser’s comprehensive ESG guidelines and contribute meaningfully to sustainability solutions, including those described by the SDGs. In such cases, the Fund may exercise its rights as a shareholder to practice constructive engagement and encourage management to adopt more responsible policies.
The Subadviser employs active shareowner engagement to raise environmental, social, and governance issues with the management of select portfolio companies. Through this effort, the Subadviser seeks to encourage company management teams toward greater transparency, accountability, disclosure, and commitment to ESG issues.
The section titled “Summary of the Funds – AMG Managers Brandywine Fund – Principal Risks” beginning on page 3 is revised to add the following as principal risks of the Fund:
Currency Risk
—fluctuations in exchange rates may affect the total loss or gain on a
non-U.S.
dollar investment when converted back to U.S. dollars and exposure to
non-U.S.
currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.
Emerging Markets Risk
—investments in emerging markets are subject to the general risks of foreign investments, as well as additional risks which can result in greater price volatility. Such additional risks include the risk that markets in emerging market countries are typically less developed and less liquid than markets in developed countries and such markets are subjected to increased economic, political, or regulatory uncertainties.
ESG Investing Risk
—because applying the Fund’s ESG investment criteria may result in the selection or exclusion of securities of certain issuers for reasons other than financial performance, the Fund’s investment returns may underperform funds that do not utilize an ESG investment strategy. The application of this strategy may affect the Fund’s investment exposure to certain companies, sectors, regions, countries or types of investments, which could negatively impact the Fund’s performance depending on whether such investments are in or out of favor. Applying ESG criteria to investment decisions is qualitative and subjective by nature, and there is no guarantee that the criteria utilized by the Subadviser or any judgment exercised by the Subadviser will reflect the beliefs or values of any particular investor. Socially responsible norms differ by region and industry, and a company’s ESG practices or the Subadviser’s assessment of a company’s ESG practices may change over time.
Liquidity Risk
—the Fund may not be able to dispose of particular investments, such as illiquid securities, readily at favorable times or prices or the Fund may have to sell them at a loss.
Political Risk
—changes in the general political and social environment of a country can have substantial effects on the value of investments exposed to that country.
Value Stock Risk
—value stocks may perform differently from the market as a whole and may be undervalued by the market for a long period of time.
Also with respect to the section titled “Summary of the Funds – AMG Managers Brandywine Fund – Principal Risks” beginning on page 3, “Sector Risk” is deleted and replaced with the following:
Sector Risk
—issuers and companies that are in similar industry sectors may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase. Stocks in the information technology sector may comprise a significant portion of the Fund’s portfolio. The information technology sector may be affected by technological obsolescence, short product cycles, falling prices and profits, competitive pressures and general market conditions.

Also with respect to the section titled “Summary of the Funds – AMG Managers Brandywine Fund – Principal Risks” beginning on page 3, the principal risks shall appear in the following order: Market Risk; Foreign Investment Risk; Emerging Markets Risk; Currency Risk; ESG Investing Risk; Growth Stock Risk; High Portfolio Turnover Risk; Large-Capitalization Stock Risk; Liquidity Risk; Management Risk;
Mid-Capitalization
Stock Risk; Political Risk; Sector Risk; Small-Capitalization Stock Risk; and Value Stock Risk.
In the section titled “Summary of the Funds – AMG Managers Brandywine Fund – Performance” beginning on page 4, the first paragraph is deleted and replaced with the following:
The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s performance compares to that of two broad-based securities market indices. As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future.
As of March 19, 2021, Boston Common was appointed as subadviser to the Fund and the Fund changed its name to “AMG Boston Common Global Impact Fund,” adopted its current investment strategies and began comparing its performance to the MSCI All Country World Index. The Fund’s performance information for periods prior to March 19, 2021 reflects the Fund’s investment strategy that was in effect at that time and may have been different had the Fund’s current investment strategy been in effect.
The Average Annual Total Returns table in the section titled “Summary of the Funds – AMG Managers Brandywine Fund – Performance” beginning on page 4 is deleted and replaced with the following:
Average Annual Total Returns as of 12/31/20

AMG Boston Common Global Impact Fund	1 Year	5 Years	10 Years
Class I Return Before Taxes	29.71%	16.20%	10.87%

Class I Return After Taxes on Distributions	25.70%	14.94%	10.27%

Class I Return After Taxes on Distributions and Sale of Fund Shares	20.37%	13.00%	8.98%

MSCI All Country World Index 1 (reflects no deduction for fees, expenses or taxes)	16.25%	12.26%	9.13%

Russell 3000 ® Growth Index 1 (reflects no deduction for fees, expenses or taxes)	38.26%	20.67%	16.93%

1
The MSCI All Country World Index replaced the Russell 3000
®
Growth Index as the Fund’s benchmark on March 19, 2021 because the Investment Manager and Subadviser believe the new benchmark is more representative of the Fund’s current investment strategies.

The section titled “Summary of the Funds – AMG Managers Brandywine Fund – Portfolio Management” on page 5 is deleted and replaced with the following:
PORTFOLIO MANAGEMENT
Investment Manager
AMG Funds LLC
Subadviser
Boston Common Asset Management, LLC
(pursuant to an interim subadvisory agreement in anticipation of shareholder approval of a definitive subadvisory agreement)
Portfolio Managers
Corné Biemans
Co-Chief
Investment Officer of U.S. Strategies/Global Analyst of Boston Common;
Portfolio Manager of the Fund since March 2021.

Praveen Abichandani, CFA
Co-Chief
Investment Officer of U.S. Strategies/Global Analyst of Boston Common;
Portfolio Manager of the Fund since March 2021.
Matt Zalosh, CFA
Chief Investment Officer of International Strategies/Global Analyst of Boston Common;
Portfolio Manager of the Fund since March 2021.
Liz Su, CFA
Portfolio Manager/Global Analyst of Boston Common;
Portfolio Manager of the Fund since March 2021.
The section titled “Additional Information About the Funds – AMG Managers Brandywine Fund – Additional Information About the Fund’s Principal Investment Strategies” on page 9 is deleted and replaced with the following:
ADDITIONAL INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT STRATEGIES
The Subadviser employs active shareowner engagement to raise environmental, social, and governance issues with the management of select portfolio companies. To facilitate this process, the Subadviser uses a variety of methods, which may include engaging in dialogue with management, participating in shareholder proposal filings, voting proxies in accordance with their proxy voting guidelines, and actively participating in the annual shareholder meeting process. Through this effort, the Subadviser seeks to encourage company management teams toward greater transparency, accountability, disclosure, and commitment to ESG issues.
The Fund may sell a security when the security’s price reaches a set target, if the Subadviser believes that other investments are more attractive, if the Subadviser believes an issuer no longer meets its ESG guidelines, or for other reasons the Subadviser may determine.
The Fund’s compliance with its investment limitations and requirements described in the Prospectus is usually determined at the time of investment. If such percentage limitation is complied with at the time of an investment, any subsequent change in percentage resulting from a change in values or assets, or a change in market capitalization of a company, will not constitute a violation of that limitation.
The section titled “Additional Information About the Funds – Summary of the Funds’ Principal Risks” beginning on page 13 is revised to add the following as principal risks of the Fund:
CURRENCY RISK
The value of foreign investments denominated in a foreign currency depends both upon the price of the securities and the exchange rate of the currency. Thus, the value of an investment in a foreign security will drop if the value of the foreign currency drops relative to the U.S. dollar. The values of foreign currencies relative to the U.S. dollar may fluctuate in response to, among other factors, interest rate changes, intervention (or failure to intervene) by national governments, central banks, or supranational entities such as the International Monetary Fund, the imposition of currency controls, and other political or regulatory developments. Adverse currency fluctuations are an added risk to foreign investments. To the extent the Fund invests directly in
non-U.S.
currencies, or in securities that trade in, or receive revenues in, foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or
non-U.S.
governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s exposure to
non-U.S.
currencies, including investments in foreign currency-denominated securities, may reduce the returns of the Fund. Currency risk can be reduced through diversification among currencies or through hedging with the use of foreign currency contracts.

EMERGING MARKETS RISK
Investments in emerging markets involve all of the risks of foreign investments (see Foreign Investment Risk), and also have additional risks. Such additional risks include the risk that markets in emerging market countries are typically less developed and less liquid than markets in developed countries and such markets are subject to increased economic, political, or regulatory uncertainties. The markets of developing countries may be more volatile than the markets of developed countries with more mature economies. Many emerging markets companies in the early stages of development are dependent on a small number of products and lack substantial capital reserves. In addition, emerging markets often have less developed legal and financial systems. These markets often have provided significantly higher or lower rates of return than developed markets and usually carry higher risks to investors than securities of companies in developed countries.
ESG INVESTING RISK
Applying the Fund’s ESG investment criteria, which may result in the selection or exclusion of securities of certain issuers for reasons other than financial performance, carries the risk that the Fund’s investment returns may underperform funds that do not utilize an ESG investment strategy. The application of this strategy may affect the Fund’s investment exposure to certain companies, sectors, regions, countries or types of investments, which could negatively impact the Fund’s performance depending on whether such investments are in or out of favor. Applying ESG criteria to investment decisions is qualitative and subjective by nature, and there is no guarantee that the criteria utilized by the Subadviser or any judgment exercised by the Subadviser will reflect the beliefs or values of any particular investor. In evaluating a company, the Subadviser is dependent upon information and data obtained through voluntary or third-party reporting that may be incomplete, inaccurate or unavailable, which could cause the Subadviser to incorrectly assess a company’s ESG practices. Socially responsible norms differ by region and industry, and a company’s ESG practices or the Subadviser’s assessment of a company’s ESG practices may change over time. The Fund will vote proxies in a manner that is consistent with its ESG criteria, which may not always be consistent with maximizing short-term performance of the issuer.
LIQUIDITY RISK
Liquidity risk is the risk that the Fund may not be able to dispose of investments readily at favorable times or prices or may have to sell them at a loss. For example, investments in
non-U.S.
investments, restricted securities, securities having small market capitalizations, and securities having substantial market and/or credit and counterparty risk tend to involve greater liquidity risk. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer, such as a rising interest rate environment. In such cases, the Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments, may decline in value or be unable to achieve its desired level of exposure to a certain issuer or sector. The values of illiquid investments are often more volatile than the values of more liquid investments.
POLITICAL RISK
Changes in the general political and social environment of a country can have substantial effects on the value of investments exposed to that country. This may include, among other factors, government instability, poor socioeconomic conditions, corruption, internal and external conflict, changes in the regulatory environment, and changes in sovereign health. High political risk can have a negative impact on the economic welfare of a country.
VALUE STOCK RISK
Value stocks present the risk that a stock may decline in price or never reach what the Subadviser believes is its full market value, either because the market fails to recognize what the Subadviser considers to be the company’s true business value or because the Subadviser overestimates the company’s true business value. Companies that issue value securities may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. Value stocks may underperform growth stocks and stocks in other broad style categories (and the stock market as a whole) during given periods.

Also with respect to the section titled “Additional Information About the Funds – Summary of the Funds’ Principal Risks” beginning on page 13, “Sector Risk” is revised to remove the fourth and sixth sentences.
The fourth, fifth, sixth and seventh paragraphs of the section titled “Additional Information About the Funds – Fund Management” on page 15 are deleted and the following is added with respect to the Fund:
AMG BOSTON COMMON GLOBAL IMPACT FUND
Boston Common has
day-to-day
responsibility for managing the Fund’s portfolio pursuant to an interim Subadvisory Agreement that became effective on March 19, 2021 and will remain in effect for 150 days or until shareholders of the Fund approve a definitive Subadvisory Agreement with Boston Common, if earlier. Boston Common is located at 200 State Street, 7th Floor, Boston, Massachusetts 02109. As of December 31, 2020, Boston Common had assets under management of approximately $3.9 billion. The senior partners of Boston Common hold a majority of the equity of the firm. AMG holds a minority equity interest in Boston Common.
Corné Biemans, Praveen Abichandani, Matt Zalosh and Liz Su are the portfolio managers jointly and primarily responsible for the day-to-day
management of the Fund, and have managed the Fund since March 2021. Mr. Biemans joined Boston Common in 2012 and serves as
Co-Chief
Investment Officer of U.S. Strategies. Mr. Abichandani joined Boston Common in 2004 and has served as
Co-Chief
Investment Officer of U.S. Strategies since 2012. Mr. Zalosh joined Boston Common in 2003 and has served as Chief Investment Officer of International Strategies since 2005. Ms. Su joined Boston Common in 2014 and serves as Portfolio Manager. Each is also a Global Analyst at Boston Common.
In addition, effective if and when the New Subadvisory Agreement takes effect, the Prospectus is amended as follows:
The sections under “Summary of the Funds – AMG Managers Brandywine Fund” titled “Fees and Expenses of the Fund” and “Expense Example” on page 3 are deleted and replaced with the following:
FEES AND EXPENSES OF THE FUND
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Class I
Management Fee 1	0.73%

Distribution and Service (12b-1) Fees	None

Other Expenses 1	0.20%

Total Annual Fund Operating Expenses	0.93%

1	Expense information has been restated to reflect current fees.
EXPENSE EXAMPLE
This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$95	$296	$515	$1,143

In the section titled “Additional Information About the Funds – AMG Managers Brandywine Fund – Additional Information About the Fund’s Expenses and Performance” beginning on page 9, the first paragraph is deleted and replaced with the following:
The Investment Manager has contractually agreed, through at least February 1, 2023, to waive management fees and/or pay or reimburse the Fund’s expenses in order to limit total annual fund operating expenses (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service
(12b-1)
fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 0.93% of the Fund’s average daily net assets (this annual rate or such other annual rate that may be in effect from time to time, the “Expense Cap”), subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months after the date any amounts are paid, waived or reimbursed by the Investment Manager, the Investment Manager may recover such amounts from the Fund, provided that such repayment would not cause the Fund’s total annual fund operating expenses (exclusive of the items noted in the parenthetical above) to exceed either (i) the Expense Cap in effect at the time such amounts were paid, waived or reimbursed, or (ii) the Expense Cap in effect at the time of such repayment by the Fund. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the AMG Funds I Board of Trustees or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund. The Fund’s expenses for the current fiscal year may be different than the expenses listed in the Fund’s fee and expense table above.
The following is added to the eighth paragraph of the section titled “Additional Information About the Funds – Fund Management” beginning on page 15 and replaces any different information in the section with respect to the management fee payable by the Fund:
The Fund is obligated by its Investment Management Agreement to pay an annual management fee to the Investment Manager of 0.73% of the average daily net assets of the Fund.
The following is added to the section titled “Shareholder Guide – Your Account” on page 17 and replaces any different information in the section with respect to the shareholder servicing fees payable by the Fund:
Shareholders of Class I shares of AMG Boston Common Global Impact Fund do not bear shareholder servicing fees for shareholder servicing provided by financial intermediaries, such as broker-dealers (including fund supermarket platforms), banks, and trust companies.
The section titled “Shareholder Guide – Investing Through an Intermediary” beginning on page 17 is revised to reflect that Class I shares of the Fund do not bear shareholder servicing fees.
PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

Filed pursuant to 497(e)
File Nos.
033-44909
and
811-06520
AMG FUNDS I
AMG FQ Long-Short Equity Fund
Supplement dated March 19, 2021 to the Prospectus, dated February 1, 2021
The following information supplements and supersedes any information to the contrary relating to
AMG FQ Long-Short Equity Fund (the “Fund”), a series of AMG Funds I (the “Trust”), contained in the Fund’s Prospectus (the “Prospectus”), dated as noted above.
At a meeting held on March
17-18,
2021 (the “Meeting”), the Trust’s Board of Trustees (the “Board”) approved the appointment of River Road Asset Management, LLC (“River Road” or the “Subadviser”) as the subadviser to the Fund on an interim basis to replace First Quadrant, L.P. (“First Quadrant”), effective on or about March 22, 2021 (the “Implementation Date”). The appointment of River Road is pursuant to an interim subadvisory agreement between AMG Funds LLC (“AMGF”) and River Road (the “Interim Subadvisory Agreement”), to be effective until the earlier of 150 days after the termination of the existing subadvisory agreement between AMGF and First Quadrant with respect to the Fund (the “Existing Subadvisory Agreement”), which is expected to occur on March 22, 2021, or the approval of a new subadvisory agreement between AMGF and River Road by the Board and Fund shareholders. At the Meeting, the Board also approved the longer-term appointment of River Road as the subadviser to the Fund, a new subadvisory agreement between AMGF and River Road (the “New Subadvisory Agreement”), and the submission of the New Subadvisory Agreement to Fund shareholders for approval. The rate of compensation to be received by River Road under the Interim Subadvisory Agreement approved by the Board is lower than the rate of compensation that First Quadrant would have received under the Existing Subadvisory Agreement.
In connection with the hiring of River Road, effective as of the Implementation Date, the Fund (i) changed its name from AMG FQ Long-Short Equity Fund to AMG River Road Large Cap Value Select Fund, (ii) made changes to its principal investment strategies and principal risks, and (iii) replaced its primary benchmark index with the Russell 1000
®
Value Index and removed its secondary benchmark index.
Also in connection with the hiring of River Road, the Board approved the following fee changes for the Fund, all of which will be implemented upon the effectiveness of the New Subadvisory Agreement and will result in the overall reduction of the Fund’s net expense ratios: (i) the Fund’s existing contractual expense limitation agreement with AMGF will be replaced with a new contractual expense limitation agreement with AMGF pursuant to which AMGF will agree, through at least March 1, 2023, to limit total annual operating expenses (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service
(12b-1)
fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 0.60% of the Fund’s average daily net assets, subject to later reimbursement by the Fund in certain circumstances; and (ii) the amount of shareholder servicing fees Class I shares of the Fund are authorized to pay to financial intermediaries will be decreased from 0.10% to 0.05%.
The disposition of Fund securities in connection with the transition of the Fund’s investment objective and strategies is expected to cause the Fund to realize taxable income for U.S. federal income tax purposes. The Fund may make a special distribution to shareholders of all or a portion of such income and any other undistributed income for the current taxable year. This distribution will be taxable to shareholders who hold their shares in a taxable account. See “Certain Federal Income Tax Information” for further information.
In addition, effective as of the Implementation Date, the Prospectus is amended as follows:
All references to the name of the Fund shall refer to AMG River Road Large Cap Value Select Fund. All references to First Quadrant shall be deleted and all references to the subadviser to the Fund shall refer to River Road. All references to Jia Ye and David Chrisman as portfolio managers of the Fund shall be deleted and all references to the portfolio managers of the Fund shall refer to Matthew W. Moran, CFA and Daniel R. Johnson, CFA, CPA.

The section titled “Summary of the Funds – AMG FQ Long-Short Equity Fund – Principal Investment Strategies” beginning on page 11 is deleted and replaced with the following:
PRINCIPAL INVESTMENT STRATEGIES
Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of large-capitalization companies. The Fund currently considers large-capitalization companies to be those with market capitalizations at the time of acquisition within the capitalization range of the Russell 1000
®
Index (between $1.8 billion and $1,400.5 billion as of May 8, 2020, the date of the latest reconstitution of the Index (implemented by the Index June 26, 2020)). This capitalization range will change over time. The Fund may continue to hold securities of a portfolio company that subsequently drops below or appreciates above this capitalization threshold. Because of this, the Fund may have less than 80% of its net assets in securities of large-capitalization companies at any given time. Under normal conditions, the Fund intends to invest its assets in the equity securities of a limited number of issuers.
The Fund invests primarily in equity securities that River Road Asset Management, LLC, the subadviser to the Fund (“River Road” or the “Subadviser”) believes are undervalued, including common stock, foreign securities (directly and through depositary receipts) and real estate investment trusts (“REITs”). Value investing involves buying stocks that River Road believes are out of favor and/or undervalued in comparison to their peers or their prospects for growth. The Fund may also invest in common stock of companies with market capitalizations that are below that of the Russell 1000
®
Index at the time of acquisition, convertible securities, preferred securities, and publicly traded partnerships (“PTPs”), including, but not limited to, master limited partnerships (“MLPs”). The Fund may also invest in exchange-traded funds (“ETFs”)
The Subadviser’s investment philosophy is based upon its proprietary Absolute Value
®
approach, which seeks to generate attractive, sustainable, low volatility returns over the long term, with an emphasis on minimizing downside portfolio risk.
The Subadviser builds the Fund’s portfolio from the bottom up, making security-specific research central to the Subadviser’s process. At the core of the Subadviser’s Absolute Value
®
approach is a systematic method for assessing the
‘risk-to-reward’
characteristics of an investment. The goal of the research process is to formulate two outputs from which an investment decision is made – conviction rating (risk) and discount to value (reward). A stock’s conviction rating combined with its discount to value determine not only whether the stock qualifies for investment, but also how the stock will be sized within the Fund.
To seek to manage risk, the Subadviser employs a structured sell discipline.
The section titled “Summary of the Funds – AMG FQ Long-Short Equity Fund – Principal Risks” beginning on page 12 is revised to remove “Credit and Counterparty Risk,” “Derivatives Risk,” “Growth Stock Risk,” “Hedging Risk,” “Leverage Risk,” “Model and Data Risk,” “Short Sales Risk” and “Small- and
Mid-Capitalization
Stock Risk” as principal risks of the Fund and to add the following as principal risks of the Fund:
Convertible Securities Risk
—convertible preferred stocks, which are convertible into shares of the issuer’s common stock and pay regular dividends, and convertible debt securities, which are convertible into shares of the issuer’s common stock and bear interest, are subject to the risks of equity securities and fixed income securities. The lower the conversion premium, the more likely the price of the convertible security will follow the price of the underlying common stock. Conversely, higher premium convertible securities are more likely to exhibit the behavior of bonds because the likelihood of conversion is lower, which may cause their prices to fall as interest rates rise. There is the risk that the issuer of convertible preferred stock will not be able to make dividend payments or that the issuer of a convertible bond will not be able to make principal and/or interest payments.
Currency Risk
—fluctuations in exchange rates may affect the total loss or gain on a
non-U.S.
dollar investment when converted back to U.S. dollars and exposure to
non-U.S.
currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.

Exchange-Traded Fund Risk
—because exchange-traded funds incur their own costs, investing in them could result in a higher cost to the investor.
Focused Investment Risk
—to the extent the Fund invests a substantial portion of its assets in a relatively small number of securities or a particular market, industry, group of industries, country, region, group of countries, asset class or sector, it generally will be subject to greater risk than a fund that invests in a more diverse investment portfolio. In addition, the value of the Fund would be more susceptible to any single economic, market, political or regulatory occurrence affecting, for example, that particular market, industry, region or sector.
Foreign Investment Risk
—investments in foreign issuers involve additional risks (such as risks arising from less frequent trading, changes in political or social conditions, and less publicly available information about
non-U.S.
issuers) that differ from those associated with investments in U.S. issuers and may result in greater price volatility.
Master Limited Partnership Risk
—investments in master limited partnerships are subject to similar risks to those associated with the specific industry or industries in which the partnership invests, such as the risk of investing in the real estate or oil and gas industries. In addition, investments in master limited partnerships are subject to the risks of investing in a partnership, including limited control and voting rights on matters affecting the partnership and fewer investor protections compared to corporations.
PTP Risk
—investing in PTPs (including master limited partnerships) involves special risks in addition to those typically associated with publicly traded companies. PTPs are exposed to the risks of their underlying assets, which in many cases includes the same types of risks as energy and natural resources companies, such as commodity pricing risk, supply and demand risk and depletion and exploration risk. PTPs are also subject to capital markets risk, which is the risk that they may be unable to raise capital to execute their growth strategies. PTPs are also subject to tax risk, which is the risk that PTPs may lose their partnership status for tax purposes. The Fund’s ability to make investments in certain PTPs, including master limited partnerships, can be limited by the Fund’s intention to qualify as a regulated investment company, and if the Fund does not appropriately limit such investments or if such investments are re-characterized
for U.S. federal income tax purposes, the Fund’s status as a regulated investment company may be jeopardized.
Sector Risk
—issuers and companies that are in similar industry sectors may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase. Stocks in the communication services and financials sectors may comprise a significant portion of the Fund’s portfolio. The communication services sector is subject to government regulation and can be significantly affected by intense competition and technology changes. Companies in the communication services sector may be more susceptible to cybersecurity issues, such as hacking, theft of proprietary or consumer information, or disruptions in service, than companies in other industries and may encounter distressed cash flows due to the need to commit substantial capital to develop new products and services that utilize new technology or to meet increasing competition. Unique risks of the financials sector include, but are not limited to, government regulation uncertainty, yield curve fluctuation, asset flow fluctuation, and capital market fluctuations.
Also with respect to the section titled “Summary of the Funds – AMG FQ Long-Short Equity Fund – Principal Risks” beginning on page 12, the principal risks shall appear in the following order: Market Risk; Focused Investment Risk; Large-Capitalization Stock Risk; Management Risk; Sector Risk; Value Stock Risk; Convertible Securities Risk; Currency Risk; Exchange-Traded Fund Risk; Foreign Investment Risk; High Portfolio Turnover Risk; Master Limited Partnership Risk; PTP Risk; and Real Estate Industry Risk.
In the section titled “Summary of the Funds – AMG FQ Long-Short Equity Fund – Performance” on page 13, the first paragraph is deleted and replaced with the following:
The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s performance compares to that of two broad-based securities market indices. As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future.

As of March 22, 2021, River Road was appointed as subadviser to the Fund and the Fund changed its name to “AMG River Road Large Cap Value Select Fund,” adopted its current investment strategies and began comparing its performance to the Russell 1000
®
Value Index. The Fund’s performance information for periods prior to March 22, 2021 reflects the Fund’s investment strategy that was in effect at that time and may have been different had the Fund’s current investment strategy been in effect.
The performance information for the Fund’s Class N shares (formerly Investor Class shares, which were renamed Class N shares on October 1, 2016 (formerly Class A shares, which were renamed Investor Class shares on December 1, 2012)) for periods prior to December 1, 2012, does not reflect the impact of the front-end
and deferred sales charges (loads) that were in effect until December 1, 2012. Effective October 1, 2016, outstanding Institutional Class shares of the Fund were renamed Class I shares.
To obtain updated performance information, please visit www.amgfunds.com or call 800.548.4539.
The Average Annual Total Returns table in the section titled “Summary of the Funds – AMG FQ Long-Short Equity Fund – Performance” on page 13 is deleted and replaced with the following:
Average Annual Total Returns as of 12/31/20

AMG River Road Large Cap Value Select Fund	1 Year	5 Years	10 Years
Class N Return Before Taxes	-4.26%	7.55%	9.15%

Class N Return After Taxes on Distributions	-4.26%	4.94%	7.46%

Class N Return After Taxes on Distributions and Sale of Fund Shares	-2.52%	5.04%	6.96%

Class I Return Before Taxes	-4.00%	7.88%	9.45%

Russell 1000 ® Value Index 1 (reflects no deduction for fees, expenses or taxes)	2.80%	9.74%	10.50%

Russell 3000 ® Index 1 (reflects no deduction for fees, expenses or taxes)	20.89%	15.43%	13.79%

1
The Russell 1000
®
Value Index replaced the Russell 3000
®
Index as the Fund’s benchmark on March 22, 2021 because the Investment Manager and Subadviser believe the new benchmark is more representative of the Fund’s current investment strategies.

The section titled “Summary of the Funds – AMG FQ Long-Short Equity Fund – Portfolio Management” beginning on page 13 is deleted and replaced with the following:
PORTFOLIO MANAGEMENT
Investment Manager
AMG Funds LLC
Subadviser
River Road Asset Management, LLC
(pursuant to an interim subadvisory agreement in anticipation of shareholder approval of a definitive subadvisory agreement)
Portfolio Managers
Matthew W. Moran, CFA
Vice President and Portfolio Manager of River Road;
Portfolio Manager of the Fund since March 2021.

Daniel R. Johnson, CFA, CPA
Vice President and Portfolio Manager of River Road;
Portfolio Manager of the Fund since March 2021.
The section titled “Additional Information About the Funds – AMG FQ Long-Short Equity Fund – Additional Information About the Fund’s Principal Investment Strategies” beginning on page 19 is deleted and replaced with the following:
ADDITIONAL INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT STRATEGIES
The Fund currently considers large-capitalization companies to be those with market capitalizations at the time of acquisition within the capitalization range of the Russell 1000
®
Index. The Fund invests primarily in equity securities that River Road believes are undervalued, including common stock, foreign securities (directly and through depositary receipts) and REITs. Value investing involves buying stocks that River Road believes are out of favor and/or undervalued in comparison to their peers or their prospects for growth. The Fund may also invest in common stock of companies with market capitalizations that are below that of the Russell 1000
®
Index at the time of acquisition, convertible securities, preferred securities, and PTPs, including, but not limited to, MLPs. The Fund may also invest in ETFs. Under normal conditions, the Fund intends to invest its assets in the equity securities of a limited number of issuers.
The Subadviser’s investment philosophy is based upon its proprietary Absolute Value
®
approach, which seeks to generate attractive, sustainable, low volatility returns over the long term, with an emphasis on minimizing downside portfolio risk.
The Subadviser builds the Fund’s portfolio from the bottom up, making security-specific research central to the Subadviser’s process. At the core of the Subadviser’s Absolute Value
®
approach is a systematic method for assessing the
‘risk-to-reward’
characteristics of an investment. The goal of the research process is to formulate two outputs from which an investment decision is made – conviction rating (risk) and discount to value (reward). A stock’s conviction rating combined with its discount to value determine not only whether the stock qualifies for investment, but also how the stock will be sized within the Fund.
To seek to manage risk, the Subadviser employs a structured sell discipline.
The Fund may also invest in other convertible securities, derivatives, preferred stocks, royalty income trusts, Rule 144A securities, and U.S. government securities, including U.S. government agency securities.
As discussed above, the Fund may invest in ETFs. The Fund will indirectly bear the management, service and other fees of any ETF in which it invests in addition to its own expenses. Investments in ETFs have unique characteristics, including, but not limited to, the expense structure and additional expenses associated with investing in ETFs. The market value of ETF shares may differ from their net asset value per share.
Until May 21, 2021, under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities and equity-related instruments, including derivatives. Effective as of May 21, 2021, this policy will be replaced with the following policy: under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of large-capitalization companies. The Fund will provide shareholders with at least 60 days’ prior written notice of any change in this policy.
The Fund’s compliance with its investment limitations and requirements described in the Prospectus is usually determined at the time of investment. If such percentage limitation is complied with at the time of an investment, any subsequent change in percentage resulting from a change in values or assets, or a change in market capitalization of a company, will not constitute a violation of that limitation.

The section titled “Additional Information About the Funds – Summary of the Funds’ Principal Risks” beginning on page 21 is revised to reflect that “Credit and Counterparty Risk,” “Derivatives Risk,” “Growth Stock Risk,” “Hedging Risk,” “Leverage Risk,” “Model and Data Risk,” “Short Sales Risk” and “Small- and
Mid-Capitalization
Stock Risk” are no longer principal risks of the Fund; to reflect that “Currency Risk,” “Exchange-Traded Fund Risk” and “Foreign Investment Risk” are principal risks of the Fund; and to add the following as principal risks of the Fund:
CONVERTIBLE SECURITIES RISK
Convertible preferred stocks, which are convertible into shares of the issuer’s common stock and pay regular dividends, and convertible bonds, which are convertible into shares of the issuer’s common stock and bear interest, are subject to the risks of equity securities and fixed income securities. The lower the conversion premium, the more likely the price of the convertible security will follow the price of the underlying common stock. Conversely, higher premium convertible securities are more likely to exhibit the behavior of bonds because the likelihood of conversion is lower, which may cause their prices to fall as interest rates rise. The value of a convertible security is also affected by the credit quality of the issuer and any call provisions. There is the risk that the issuer of convertible preferred stock will not be able to make dividend payments or that the issuer of a convertible bond will not be able to make principal and/or interest payments.
FOCUSED INVESTMENT RISK
To the extent a Fund invests a significant portion of its assets in a relatively small number of securities, or a particular market, industry, group of industries, country, region, group of countries, asset class or sector, the Fund’s net asset value may be more volatile and the Fund may involve more risk than a fund that invests in a more diverse investment portfolio. Changes in the value of a single security or the impact of a single economic, political or regulatory occurrence may have a great adverse impact on a Fund’s net asset value.
MASTER LIMITED PARTNERSHIP RISK
Master limited partnerships are limited partnerships in which ownership interests are publicly traded. Master limited partnerships typically own interests in properties or businesses related to the oil and gas industries, although they may own other types of investments. Investments in master limited partnerships are subject to similar risks to those associated with the specific industry or industries in which the partnership invests, such as the risk of investing in the real estate or oil and gas industries. In addition, investments in master limited partnerships are subject to the risks of investing in a partnership, including limited control and voting rights on matters affecting the partnership and fewer investor protections compared to corporations.
Subject to any future regulatory guidance to the contrary, any distribution of income attributable to qualified publicly traded partnership income from the Fund’s investment in a PTP, including a master limited partnership, will ostensibly not qualify for the deduction that would be available to a non-corporate
shareholder were the shareholder to own such master limited partnership directly. If such distributions do not so qualify, a non-corporate
shareholder will generally be subject to a higher effective tax rate on any such amounts received from the Fund compared to the effective rate applicable to any qualified publicly traded partnership income the shareholder would receive if the Shareholder invested directly in a master limited partnership.
PTP RISK
Investing in PTPs (including master limited partnerships) involves special risks in addition to those typically associated with publicly traded companies. PTPs are exposed to the risks of their underlying assets, which in many cases includes the same types of risks as energy and natural resources companies, such as commodity pricing risk, supply and demand risk and depletion and exploration risk. PTPs are also subject to capital markets risk, which is the risk that they may be unable to raise capital to execute their growth strategies. The Fund’s ability to make investments in certain PTP’s, including master limited partnerships, can be limited by the Fund’s intention to qualify as a regulated investment company, and if the Fund does not appropriately limit such investments or if such investments are recharacterized for U.S. federal income tax purposes, the Fund’s status as a regulated investment company may be jeopardized.

Subject to any future regulatory guidance to the contrary, any distribution of income attributable to qualified publicly traded partnership income from the Fund’s investment in a PTP, will ostensibly not qualify for the deduction that would be available to a non-corporate
shareholder were the shareholder to own such PTP directly. If such distributions do not so qualify, a non-corporate
shareholder will generally be subject to a higher effective tax rate on any such amounts received from the Fund compared to the effective rate applicable to any qualified publicly traded partnership income the shareholder would receive if the shareholder invested directly in a PTP.
Also with respect to the section titled “Additional Information About the Funds – Summary of the Funds’ Principal Risks” beginning on page 21, the following is added to the sub-section
titled “Sector Risk”:
Stocks in the communication services and financials sectors may comprise a significant portion of the AMG River Road Large Cap Value Select Fund’s portfolio. Unique risks of the financials sector include, but are not limited to, government regulation uncertainty, yield curve fluctuation, asset flow fluctuation, and capital market fluctuations. The communication services sector is subject to government regulation and can be significantly affected by intense competition and technology changes, which may make the products and services of certain companies obsolete. Companies in the communication services sector may be more susceptible to cybersecurity issues, such as hacking, theft of proprietary or consumer information, or disruptions in service, than companies in other industries. Companies in the communication services sector may encounter distressed cash flows due to the need to commit substantial capital to develop new products and services that utilize new technology or to meet increasing competition.
In the section titled “Additional Information About the Funds – Fund Management – AMG FQ Long-Short Equity Fund” on page 28, the first paragraph is deleted and replaced with the following:
River Road Asset Management, LLC (“River Road”) has
day-to-day
responsibility for managing the Fund’s portfolio pursuant to an interim subadvisory agreement and will remain in effect for 150 days or until shareholders of the Fund approve a definitive subadvisory agreement with River Road, if earlier. River Road, located at Meidinger Tower, 462 South Fourth Street, Suite 2000, Louisville, Kentucky 40202, was founded in 2005. AMG holds an indirect, majority equity interest in River Road, and members of River Road’s senior management team hold a substantial minority equity interest in the firm. As of December 31, 2020, River Road managed approximately $7.36 billion in assets.
Matthew W. Moran, CFA and Daniel R. Johnson, CFA, CPA are the portfolio managers jointly and primarily responsible for the day-to-day
management of the Fund and have managed the Fund since March 2021. Mr. Moran is a Vice President and portfolio manager at River Road. Prior to joining River Road, Mr. Moran held various investment positions at Goldman Sachs, Citigroup, and Morningstar. He received his BS in Finance from Bradley University, his MBA from The University of Chicago Booth School of Business, and he holds the CFA designation and is a member of the CFA Institute and CFA Society of Louisville. Mr. Johnson is a Vice President and portfolio manager at River Road. Prior to joining River Road, Mr. Johnson served as a public accountant with PricewaterhouseCoopers from 2005 to 2006. He received his BS in accounting and a Masters in Accountancy from the University of Kentucky. Mr. Johnson holds the Certified Public Accountant and CFA designations and is a member of the CFA Institute and CFA Society of Louisville.
In addition, effective if and when the New Subadvisory Agreement takes effect, the Prospectus is amended as follows:
The sections under “Summary of the Funds – AMG FQ Long-Short Equity Fund” titled “Fees and Expenses of the Fund” and “Expense Example” on page 11 are deleted and replaced with the following:
FEES AND EXPENSES OF THE FUND
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Class N	Class I
Management Fee	0.35%	0.35%

Distribution and Service (12b-1) Fees	0.25%	None

Other Expenses 1	0.48%	0.43%

Total Annual Fund Operating Expenses	1.08%	0.78%

Fee Waiver and Expense Reimbursements 2	(0.13)%	(0.13)%

Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements 2	0.95%	0.65%

1	Expense information has been restated to reflect current fees.
2
AMG Funds LLC (the “Investment Manager”) has contractually agreed, through at least March 1, 2023, to waive management fees and/or pay or reimburse the Fund’s expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service
(12b-1)
fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 0.60% of the Fund’s average daily net assets (this annual rate or such other annual rate that may be in effect from time to time, the “Expense Cap”), subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months after the date any amounts are paid, waived or reimbursed by the Investment Manager, the Investment Manager may recover such amounts from the Fund, provided that such repayment would not cause the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of the items noted in the parenthetical above) to exceed either (i) the Expense Cap in effect at the time such amounts were paid, waived or reimbursed, or (ii) the Expense Cap in effect at the time of such repayment by the Fund. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the AMG Funds I Board of Trustees or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.

EXPENSE EXAMPLE
This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. The Example includes the Fund’s contractual expense limitation through March 1, 2023. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N	$97	$324	$576	$1,299

Class I	$66	$229	$414	$948

The first two paragraphs of the section titled “Additional Information About the Funds – AMG FQ Long-Short Equity Fund – Additional Information About the Fund’s Expenses and Performance” on page 20 are deleted and replaced with the following:
Under “Fees and Expenses of the Fund” in the Fund’s summary section, because Class N and Class I shares are authorized to pay up to 0.10% and 0.05% in shareholder servicing fees, respectively, Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements may fluctuate from year-to-year
based on the actual amount of shareholder servicing fees

incurred. Shareholder servicing fees paid by Class N and Class I shares are reflected in “Other Expenses” in the Annual Fund Operating Expenses table for such classes. Please see “Choosing a Share Class” for more information on the Fund’s shareholder servicing fees. The Fund’s annual operating expenses may vary throughout the period and from year to year. The Fund’s expenses for the current fiscal year may be different than the expenses listed in the Fund’s fee and expense table above.
As discussed under “Fees and Expenses of the Fund” in the Fund’s summary section, the Investment Manager has contractually agreed, through at least March 1, 2023, to waive management fees and/or pay or reimburse the Fund’s expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service
(12b-1)
fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 0.60% of the Fund’s average daily net assets (this annual rate or such other annual rate that may be in effect from time to time, the “Expense Cap”), subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months after the date any amounts are paid, waived or reimbursed by the Investment Manager, the Investment Manager may recover such amounts from the Fund, provided that such repayment would not cause the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of the items noted in the parenthetical above) to exceed either (i) the Expense Cap in effect at the time such amounts were paid, waived or reimbursed, or (ii) the Expense Cap in effect at the time of such repayment by the Fund. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the AMG Funds I Board of Trustees or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.
The following is added to the section titled “Shareholder Guide – Choosing a Share Class – Class I Shares” on page 30 and replaces any different information in the section with respect to the shareholder servicing fees payable by the Fund:
Shareholders of Class I shares may bear shareholder servicing fees of up to 0.05% with respect to AMG River Road Large Cap Value Select Fund for shareholder servicing provided by financial intermediaries, such as broker-dealers (including fund supermarket platforms), banks, and trust companies.
PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

Filed pursuant to 497(e)
File Nos.
033-44909
and
811-06520
AMG FUNDS I
AMG FQ Long-Short Equity Fund
Supplement dated March 19, 2021 to the Prospectus, dated February 1, 2021
The following information supplements and supersedes any information to the contrary relating to
AMG FQ Long-Short Equity Fund (the “Fund”), a series of AMG Funds I (the “Trust”), contained in the Fund’s Prospectus (the “Prospectus”), dated as noted above.
IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY
Effective as of May 21, 2021, the Fund’s policy to, under normal circumstances, invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities and equity-related instruments, including derivatives, will be replaced with the following policy: under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of large-capitalization companies.
PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

Filed pursuant to 497(e)
File Nos.
033-44909
and
811-06520
AMG FUNDS I
AMG Managers Emerging Opportunities Fund
Supplement dated March 19, 2021 to the Prospectus, dated February 1, 2021
The following information supplements and supersedes any information to the contrary relating to
AMG Managers Emerging Opportunities Fund (the “Fund”), a series of AMG Funds I (the “Trust”), contained in the Fund’s Prospectus (the “Prospectus”), dated as noted above.
At a meeting held on March
17-18,
2021 (the “Meeting”), the Trust’s Board of Trustees (the “Board”) approved the appointment of Veritas Asset Management LLP (“Veritas” or the “Subadviser”) as the subadviser to the Fund on an interim basis to replace Next Century Growth Investors LLC, WEDGE Capital Management L.L.P. and RBC Global Asset Management (U.S.) Inc. (each, an “Existing Subadviser” and together, the “Existing Subadvisers”), effective May 21, 2021 (the “Implementation Date”). The appointment of Veritas is pursuant to an interim subadvisory agreement between AMG Funds LLC (“AMGF”) and Veritas (the “Interim Subadvisory Agreement”), to be effective until the earlier of 150 days after the termination of the existing subadvisory agreement between AMGF and each Existing Subadviser with respect to the Fund (each, an “Existing Subadvisory Agreement” and together, the “Existing Subadvisory Agreements”), which will occur on May 21, 2021, or the approval of a new subadvisory agreement between AMGF and Veritas by the Board and Fund shareholders. At the Meeting, the Board also approved the longer-term appointment of Veritas as the subadviser to the Fund, a new subadvisory agreement between AMGF and Veritas (the “New Subadvisory Agreement”), and the submission of the New Subadvisory Agreement to Fund shareholders for approval. The rate of compensation to be received by Veritas under the Interim Subadvisory Agreement approved by the Board is lower than the rate of compensation that each Existing Subadviser receives under the applicable Existing Subadvisory Agreement.
In connection with the hiring of Veritas, effective as of the Implementation Date, the Fund will (i) change its name from AMG Managers Emerging Opportunities Fund to AMG Veritas China Fund, (ii) make changes to its principal investment strategies and principal risks, and (iii) replace its primary benchmark index with the MSCI China Index and remove its secondary benchmark index.
Also in connection with the hiring of Veritas, the Board approved the following fee changes for the Fund, all of which will be implemented upon the effectiveness of the New Subadvisory Agreement and will result in the overall reduction of the Fund’s net expense ratios: (i) the management fee for the Fund will be reduced from 0.74% to 0.71%; and (ii) the Fund’s existing contractual expense limitation agreement with AMGF will be replaced with a new contractual expense limitation agreement with AMGF pursuant to which AMGF will agree, through at least March 1, 2023, to limit total annual operating expenses (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 0.93% of the Fund’s average daily net assets, subject to later reimbursement by the Fund in certain circumstances. AMGF pays a portion of the management fee to the Fund’s subadviser for its services.
The disposition of Fund securities in connection with the transition of the Fund’s investment objective and strategies is expected to cause the Fund to realize taxable income for U.S. federal income tax purposes. The Fund intends to make a special distribution to shareholders of all or a portion of such income and any other undistributed income for the current taxable year. This distribution will be taxable to shareholders who hold their shares in a taxable account. See “Certain Federal Income Tax Information” for further information.
In addition, effective as of the Implementation Date, the Prospectus is amended as follows:
All references to the name of the Fund shall refer to AMG Veritas China Fund. All references to the Existing Subadvisers shall be deleted and all references to the subadviser to the Fund shall refer to Veritas. All references to Thomas Press, Robert Scott, Peter Capouch, Kat Doerring and Thomas Dignard (Next Century Growth Investors LLC), Andrei Bolshakov and Monika LaRiche (WEDGE Capital Management L.L.P.), and Lance James and George Prince (RBC Global Asset Management (U.S.) Inc.) as portfolio managers of the Fund shall be deleted and all references to the portfolio manager of the Fund shall refer to Ezra Sun.

The section titled “Summary of the Funds – AMG Managers Emerging Opportunities Fund – Principal Investment Strategies” on page 6 is deleted and replaced with the following:
PRINCIPAL INVESTMENT STRATEGIES
Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of issuers located in China (People’s Republic of China (“PRC”) and its Special Administrative Regions, Hong Kong and Macau) or issuers that are not located in China but derive a majority (over 50%) of their income from China. The Fund primarily invests in equity securities. Under normal circumstances, the Fund considers equity securities to include common and preferred stocks, as well as securities with equity characteristics, including, but not limited to, equity-linked notes and participation notes.
The Fund intends to invest in focused equity positions, identified through the bottom-up,
stock picking approach of Veritas Asset Management LLP, the subadviser to the Fund (“Veritas” or the “Subadviser”), with a macro overlay. The Subadviser’s macro analysis will focus on identifying long term themes and trends and then proceed to identifying companies within those identified themes and trends that it believes have sound business models, strong management and disciplined financial controls. The Fund seeks to focus on quality companies in sectors that the Subadviser believes show long term structural growth potential with emphasis on industry leaders or emerging leaders with durable competitiveness. The macro themes are identified via a combination of in-house
and external research. Asian domestic demand is an example of a theme internal to the Subadviser. In part, the Fund uses this analysis to seek to identify opportunities to invest in Chinese companies whose businesses are benefitting from rising Chinese consumer spending in consumer goods or services.
The Fund intends to gain exposure to equity securities of issuers located in China or issuers that are not located in China but derive a majority (over 50%) of their income from China through direct exposure in the Shanghai and Shenzen stock exchanges or indirect exposure through
P-Notes
or similar equity linked securities.
The Fund will generally invest in
mid-
to large-capitalization companies, although the Fund may also invest in small-capitalization companies. The Fund generally invests in companies with market capitalizations greater than $5 billion. The Fund currently expects to hold between 15 and 40 positions at any time.
The Fund may hold assets in cash and cash equivalents, and at times these holdings may be significant. The Fund’s cash level at any point typically relates to the Subadviser’s individual security selection process, and therefore may vary, depending on the Subadviser’s desired security weightings.
The section titled “Summary of the Funds – AMG Managers Emerging Opportunities Fund – Principal Risks” on page 7 is revised to remove “Micro-Capitalization Stock Risk” and “Growth Stock Risk” as principal risks of the Fund and to add the following as principal risks of the Fund:
Currency Risk
—fluctuations in exchange rates may affect the total loss or gain on a
non-U.S.
dollar investment when converted back to U.S. dollars and exposure to
non-U.S.
currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.
Emerging Markets Risk
—investments in emerging markets are subject to the general risks of foreign investments, as well as additional risks which can result in greater price volatility. Such additional risks include the risk that markets in emerging market countries are typically less developed and less liquid than markets in developed countries and such markets are subjected to increased economic, political, or regulatory uncertainties.

Focused Investment Risk
—to the extent the Fund invests a substantial portion of its assets in a relatively small number of securities or a particular market, industry, group of industries, country, region, group of countries, asset class or sector, it generally will be subject to greater risk than a fund that invests in a more diverse investment portfolio. In addition, the value of the Fund would be more susceptible to any single economic, market, political or regulatory occurrence affecting, for example, that particular market, industry, region or sector.
Foreign Investment Risk
—investments in foreign issuers involve additional risks (such as risks arising from less frequent trading, changes in political or social conditions, and less publicly available information about
non-U.S.
issuers) that differ from those associated with investments in U.S. issuers and may result in greater price volatility.
Geographic Focus Risk
—to the extent the Fund focuses its investments in a particular country, group of countries or geographic region, the Fund is particularly susceptible to economic, political, regulatory or other events or conditions affecting such countries or region, and the Fund’s NAV may be more volatile than the NAV of a more geographically diversified fund and may result in losses.
Greater China
. The Fund is particularly susceptible to risks in the Greater China region, which consists of Hong Kong, The People’s Republic of China and Taiwan, among other countries. Economies in the Greater China region are dependent on the economies of other countries and can be significantly affected by currency fluctuations and increasing competition from other emerging economies in Asia with lower costs. Adverse events in any one country within the region may impact the other countries in the region or Asia as a whole. Markets in the Greater China region can experience significant volatility due to social, economic, regulatory and political uncertainties. Significant portions of the Chinese securities markets may become rapidly illiquid, as Chinese issuers have the ability to suspend the trading of their equity securities, and have shown a willingness to exercise that option in response to market volatility and other events. U.S. or foreign government restrictions or intervention could negatively affect the implementation of the Fund’s investment strategies, for example by precluding the Fund from making certain investments or causing the Fund to sell investments at disadvantageous times. China has yet to develop comprehensive securities, corporate, or commercial laws, its market is relatively new and less developed, and its economy may be adversely impacted by a slowdown in export growth.
High Cash Balance Risk
—when the Fund has a significant cash balance for a sustained period, the benefit to the Fund of any market upswing may likely be reduced, and the Fund’s performance may be adversely affected.
Large-Capitalization Stock Risk
—the stocks of large-capitalization companies are generally more mature and may not be able to reach the same levels of growth as the stocks of small- or mid-capitalization
companies.
Participatory Notes Risk
—an investment in participatory notes is subject to market risk. The performance results of participatory notes may not exactly replicate the performance of the underlying securities. An investment in participatory notes is also subject to counterparty risk, relating to the
non-U.S.
bank or broker-dealer that issues the participatory notes, and may be subject to liquidity risk.
Political Risk
—changes in the general political and social environment of a country can have substantial effects on the value of investments exposed to that country.
PRC Tax Risk—
the application of the tax laws and regulations of the PRC to income, including capital gains, derived from certain investments of the Fund remains unclear, and may well continue to evolve, possibly with retroactive effect. Any taxes imposed on the investments of the Fund pursuant to such laws and regulations will reduce the Fund’s overall returns.
Small- and
Mid-Capitalization
Stock Risk
—the stocks of small- and
mid-capitalization
companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

Stock Connect Risk
—trading in China
A-Shares
through Stock Connect is subject to sudden changes in quota limitations, application of trading suspensions, differences in trading days between the People’s Republic of China and Stock Connect, operational risk, clearing and settlement risk and regulatory and taxation risk.
Valuation Risk
—the Fund may not be able to value its investments in a manner that accurately reflects their market values, and the Fund may not be able to sell an investment at a price equal to the valuation ascribed to that investment by the Fund. The valuation of the Fund’s investments involves subjective judgment. Certain securities in which the Fund may invest may be more difficult to value accurately, especially during periods of market disruptions or extreme market volatility. Incorrect valuations of the Fund’s portfolio holdings could result in the Fund’s shareholder transactions being effected at an NAV that does not accurately reflect the underlying value of the Fund’s portfolio, resulting in the dilution of shareholder interests.
Also with respect to the section titled “Summary of the Funds – AMG Managers Emerging Opportunities Fund – Principal Risks” on page 7, the principal risks shall appear in the following order: Market Risk; Management Risk; Geographic Focus Risk; Focused Investment Risk; Foreign Investment Risk; Currency Risk; Emerging Markets Risk; High Cash Balance Risk; Large-Capitalization Stock Risk; Liquidity Risk; Participatory Notes Risk; Political Risk; PRC Tax Risk; Small- and
Mid-Capitalization
Stock Risk; Stock Connect Risk; Valuation Risk and Value Stock Risk.
In the section titled “Summary of the Funds – AMG Managers Emerging Opportunities Fund – Performance” beginning on page 7, the following is added after the first paragraph:
As of May 21, 2021, Veritas was appointed as subadviser to the Fund and the Fund changed its name to “AMG Veritas China Fund,” adopted its current investment strategies and began comparing its performance to the MSCI China Index. The Fund’s performance information for periods prior to May 21, 2021 reflects the Fund’s investment strategy that was in effect at that time and may have been different had the Fund’s current investment strategy been in effect.
The Average Annual Total Returns table in the section titled “Summary of the Funds – AMG Managers Emerging Opportunities Fund – Performance” beginning on page 7 is deleted and replaced with the following:
Average Annual Total Returns as of 12/31/20

AMG Veritas China Fund	1 Year	5 Years	10 Years	Since Inception 1
Class N Return Before Taxes	17.79%	15.70%	12.74%	—

Class N Return After Taxes on Distributions	16.53%	13.03%	10.04%	—

Class N Return After Taxes on Distributions and Sale of Fund Shares	11.42%	11.96%	9.64%	—

Class I Return Before Taxes	18.08%	15.99%	—	16.45%

MSCI China Index 2 (reflects no deduction for fees, expenses or taxes)	29.49%	15.05%	7.61%	11.59%

Russell Microcap ® Index 2 (reflects no deduction for fees, expenses or taxes)	20.96%	11.89%	10.55%	14.22%

1	Class I and Index performance shown reflects performance since the inception date of the Fund’s Class I shares on October 1, 2011.
2
The MSCI China Index replaced the Russell Microcap
®
Index as the Fund’s benchmark on May 21, 2021 because the Investment Manager and Subadviser believe the new benchmark is more representative of the Fund’s current investment strategies.

The section titled “Summary of the Funds – AMG Managers Emerging Opportunities Fund – Portfolio Management” on page 8 is deleted and replaced with the following:
PORTFOLIO MANAGEMENT
Investment Manager
AMG Funds LLC
Subadviser
Veritas Asset Management LLP
(pursuant to an interim subadvisory agreement in anticipation of shareholder approval of a definitive subadvisory agreement)
Portfolio Manager
Ezra Sun
Head of Asia of Veritas;
Portfolio Manager of the Fund since May 2021.
The section titled “Additional Information About the Funds – AMG Managers Emerging Opportunities Fund – Additional Information About the Fund’s Principal Investment Strategies” on page 15 is deleted and replaced with the following:
ADDITIONAL INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT STRATEGIES
Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of issuers located in China (People’s Republic of China and its Special Administrative Regions, Hong Kong and Macau) or issuers that are not located in China but derive a majority (over 50%) of their income from China. The Fund will provide shareholders with at least 60 days’ prior written notice of any change in this policy.
The Fund generally expects to sell a particular security when the Subadviser believes the security’s intrinsic value has been achieved and there will be no subsequent price upgrade or greater opportunities exist elsewhere. The Fund may also consider selling a particular security in other circumstances, including if the Subadviser believes a fundamental change in the company’s outlook occurs or there is a thesis breach, for example, if there are unexplained changes in management, accounting irregularities or corporate governance issues.
The Fund intends to gain exposure to equity securities of issuers located in China or issuers that are not located in China but derive a majority (over 50%) of their income from China through direct or indirect exposure. The Fund anticipates obtaining its exposure to the PRC through direct investments in equities listed on mainland China stock exchanges, such as the Shanghai and Shenzen stock exchanges, via Hong Kong through the market access program through which foreign investors can deal in select China A Shares (Stock Connect). The Fund anticipates obtaining exposure indirectly by entering into arrangements with, and acquiring notes or similar equity linked securities (such as
P-Notes
and warrants) or instruments issued by, institutions that have obtained Qualified Foreign Institutional Investor (“QFII”) status through which the Fund can gain exposure indirectly to the China A Share market as the underlying equity is a China A Share.
The Fund’s compliance with its investment limitations and requirements described in the Prospectus is usually determined at the time of investment. If such percentage limitation is complied with at the time of an investment, any subsequent change in percentage resulting from a change in values or assets, or a change in market capitalization of a company, will not constitute a violation of that limitation.
The section titled “Additional Information About the Funds – Summary of the Funds’ Principal Risks” beginning on page 19 is revised to reflect that “Micro-Capitalization Stock Risk” and “Growth Stock Risk” are no longer principal risks of the Fund; to reflect that “Small- and
Mid-Capitalization
Stock Risk” is a principal risk of the Fund; and to add the following as principal risks of the Fund:

CURRENCY RISK
The value of foreign investments denominated in a foreign currency depends both upon the price of the securities and the exchange rate of the currency. Thus, the value of an investment in a foreign security will drop if the value of the foreign currency drops relative to the U.S. dollar. The values of foreign currencies relative to the U.S. dollar may fluctuate in response to, among other factors, interest rate changes, intervention (or failure to intervene) by national governments, central banks, or supranational entities such as the International Monetary Fund, the imposition of currency controls, and other political or regulatory developments. Adverse currency fluctuations are an added risk to foreign investments. To the extent the Fund invests directly in
non-U.S.
currencies, or in securities that trade in, or receive revenues in, foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or
non-U.S.
Governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s exposure to
non-U.S.
currencies, including investments in foreign currency-denominated securities, may reduce the returns of the Fund. Currency risk can be reduced through diversification among currencies or through hedging with the use of foreign currency contracts.
EMERGING MARKETS RISK
Investments in emerging markets involve all of the risks of foreign investments (see Foreign Investment Risk), and also have additional risks. Such additional risks include the risk that markets in emerging market countries are typically less developed and less liquid than markets in developed countries and such markets are subject to increased economic, political, or regulatory uncertainties. The markets of developing countries may be more volatile than the markets of developed countries with more mature economies. Many emerging markets companies in the early stages of development are dependent on a small number of products and lack substantial capital reserves. In addition, emerging markets often have less developed legal and financial systems. These markets often have provided significantly higher or lower rates of return than developed markets and usually carry higher risks to investors than securities of companies in developed countries.
FOCUSED INVESTMENT RISK
To the extent the Fund invests a significant portion of its assets in a relatively small number of securities, or a particular market, industry, group of industries, country, region, group of countries, asset class or sector, the Fund’s net asset value may be more volatile and the Fund may involve more risk than a fund that invests in a more diverse investment portfolio. Changes in the value of a single security or the impact of a single economic, political or regulatory occurrence may have a great adverse impact on the Fund’s net asset value.
FOREIGN INVESTMENT RISK
Investments in foreign issuers (including those denominated in U.S. dollars), whether directly or indirectly, involve additional risks different from those associated with investments in U.S. issuers. There may be limited information available to investors, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements like those applicable to U.S. issuers. Different accounting, corporate governance, regulatory, and market systems may cause foreign investments to be more volatile. The value of foreign investments may be adversely affected by changes in the political or social conditions, taxation, including confiscatory or withholding taxes, diplomatic relations, embargoes, economic sanctions, tariffs, expropriation, nationalization, limitation on the removal of funds or assets, or the establishment of exchange controls or other restrictions and tax regulations in foreign countries, which risks also apply to investments traded on a U.S. securities exchange that are issued by companies with significant exposure to foreign countries. Foreign investments trade with less frequency and volume than U.S. investments and, therefore, may have greater price volatility. In certain countries, legal remedies available to investors may be more limited than those available with regard to U.S. investments. In addition, just as foreign markets may respond to events differently from U.S. markets, foreign investments can perform differently from U.S. investments.

GEOGRAPHIC FOCUS RISK
To the extent a Fund focuses its investments in a particular country, group of countries or geographic region, the Fund is particularly susceptible to economic, political, regulatory or other events or conditions affecting such countries or region. This may cause the Fund’s NAV to be more volatile than the NAV of a more geographically diversified fund and may result in losses.
Greater China
. The Fund is particularly susceptible to risks in the Greater China region, which consists of Hong Kong, The People’s Republic of China and Taiwan, among other countries. Economies in the Greater China region are dependent on the economies of other countries and can be significantly affected by currency fluctuations and increasing competition from other emerging economies in Asia with lower costs. Adverse events in any one country within the region may impact the other countries in the region or Asia as a whole. Markets in the Greater China region can experience significant volatility due to social, economic, regulatory and political uncertainties. Significant portions of the Chinese securities markets may become rapidly illiquid, as Chinese issuers have the ability to suspend the trading of their equity securities, and have shown a willingness to exercise that option in response to market volatility and other events. U.S. or foreign government restrictions or intervention could negatively affect the implementation of the Fund’s investment strategies, for example by precluding the Fund from making certain investments or causing the Fund to sell investments at disadvantageous times. Changes in Chinese government policy and economic growth rates could significantly affect local markets and the entire Greater China region. China has yet to develop comprehensive securities, corporate, or commercial laws, its market is relatively new and less developed. Export growth continues to be a major driver of China’s economic growth. As a result, a reduction in spending on Chinese products and services, the institution of additional tariffs or other trade barriers, including as a result of heightened trade tensions between China and the United States, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy.
HIGH CASH BALANCE RISK
When the Fund has a significant cash balance for a sustained period, the benefit to the Fund of any market upswing may likely be reduced, and the Fund’s performance may be adversely affected.
LARGE-CAPITALIZATION STOCK RISK
Large-capitalization companies tend to compete in mature product markets and do not typically experience the level of sustained growth of smaller companies and companies competing in less mature product markets. Also, large-capitalization companies may be unable to respond as quickly as smaller companies to competitive challenges or changes in business, product, financial, or other market conditions. For these and other reasons, a fund that invests in large-capitalization companies may underperform other stock funds (such as funds that focus on the stocks of small- and medium-capitalization companies) when stocks of large-capitalization companies are out of favor.
PARTICIPATORY NOTES RISK
An investment in participatory notes is subject to market risk, which is the risk that the market value of the underlying securities could decline as a result of business, economic, political or other factors, resulting in a decline in the value of the notes. The performance results of participatory notes may not exactly replicate the performance of the underlying securities. An investment in participatory notes is also subject to counterparty risk, relating to the
non-U.S.
bank or broker-dealer that issues the participatory notes, and may be subject to liquidity risk.
POLITICAL RISK
Changes in the general political and social environment of a country can have substantial effects on the value of investments exposed to that country. This may include, among other factors, government instability, poor socioeconomic conditions, corruption, internal and external conflict, changes in the regulatory environment, and changes in sovereign health. High political risk can have a negative impact on the economic welfare of a country.
PRC TAX RISK
The application of the tax laws and regulations of the PRC to income, including capital gains, derived from certain investments of the Fund remains unclear, and may well continue to evolve, possibly with retroactive effect. Any taxes imposed on the investments of the Fund pursuant to such laws and regulations will reduce the Fund’s overall returns.

STOCK CONNECT RISK
Trading in China
A-Shares
through Stock Connect is subject to certain restrictions and risks. Stock Connect is subject to sudden changes in quota limitations, differences in trading days between the PRC and Stock Connect, operational risk, and regulatory and taxation risk. Securities listed on Stock Connect may lose purchase eligibility, which could adversely affect the Fund’s performance. Trading through Stock Connect is subject to trading, clearance, and settlement procedures that may continue to develop as the program matures. Any changes in laws, regulations and policies applicable to Stock Connect may affect China
A-Share
prices. These risks are heightened by the underdeveloped state of the PRC’s investment and banking systems in general.
VALUATION RISK
The Fund may not be able to value its investments in a manner that accurately reflects their market values, and the Fund may not be able to sell an investment at a price equal to the valuation ascribed to that investment by the Fund. The valuation of the Fund’s investments involves subjective judgment and some valuations may involve assumptions, projections, opinions, discount rates, estimated data points and other uncertain or subjective amounts, all of which may prove inaccurate. In addition, the valuation of certain investments held by the Fund may involve the significant use of unobservable and non-market
inputs. Certain securities in which the Fund may invest may be more difficult to value accurately, especially during periods of market disruptions or extreme market volatility. In addition, there can be no assurance that fair value pricing will result in adjustments to the prices of securities or other assets, or that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset. Technological issues or other service disruption issues involving third party service providers may also cause the Fund to value its investments incorrectly. Incorrect valuations of the Fund’s portfolio holdings could result in the Fund’s shareholder transactions being effected at an NAV that does not accurately reflect the underlying value of the Fund’s portfolio, resulting in the dilution of shareholder interests.
The first three paragraphs in the section titled “Additional Information About the Funds – Fund Management – AMG Managers Emerging Opportunities Fund” beginning on page 23 are deleted and replaced with the following:
Veritas has
day-to-day
responsibility for managing the Fund’s portfolio pursuant to an interim Subadvisory Agreement that became effective on May 21, 2021 and will remain in effect for 150 days or until shareholders of the Fund approve a definitive Subadvisory Agreement with Veritas, if earlier. Veritas is located at 1 Smart’s Place, London WC2B 5LW. As of December 31, 2020, Veritas had assets under management of approximately $33 billion. AMG indirectly owns a majority interest in Veritas.
Ezra Sun is the portfolio manager primarily responsible for the day-to-day
management of the Fund, and has managed the Fund since May 2021. Mr. Sun is Head of Asia, Fund Manager of the Veritas Asian strategies and a Managing Partner of Veritas. He has 26 years’ investment experience. Prior to joining Veritas in 2004, he worked at Newton Investment Management from 1995 to 2004 as a Director of Investment Management and Investment Leader Asia. Mr. Sun was in charge of Newton’s Asia Pacific fund range including Newton Oriental Fund and Mellon Asia Equity Fund.

In addition, effective if and when the New Subadvisory Agreement takes effect, the Prospectus is amended as follows:
The sections under “Summary of the Funds – AMG Managers Emerging Opportunities Fund” titled “Fees and Expenses of the Fund” and “Expense Example” on page 6 are deleted and replaced with the following:
FEES AND EXPENSES OF THE FUND
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Class N	Class I
Management Fee 1	0.71%	0.71%

Distribution and Service (12b-1) Fees	None	None

Other Expenses	0.52%	0.27%

Acquired Fund Fees and Expenses	0.01%	0.01%

Total Annual Fund Operating Expenses 2	1.24%	0.99%

Fee Waiver and Expense Reimbursements 3	(0.05)%	(0.05)%

Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements 2,3	1.19%	0.94%

1	Expense information has been restated to reflect current fees.
2
The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements do not correlate to the ratios of expenses to average net assets in the Financial Highlights section of this Prospectus, which reflect only the operating expenses of the Fund and do not include fees and expenses of any acquired fund.

3
AMG Funds LLC (the “Investment Manager”) has contractually agreed, through at least March 1, 2023, to waive management fees and/or pay or reimburse the Fund’s expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service
(12b-1)
fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 0.93% of the Fund’s average daily net assets (this annual rate or such other annual rate that may be in effect from time to time, the “Expense Cap”), subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months after the date any amounts are paid, waived or reimbursed by the Investment Manager, the Investment Manager may recover such amounts from the Fund, provided that such repayment would not cause the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of the items noted in the parenthetical above) to exceed either (i) the Expense Cap in effect at the time such amounts were paid, waived or reimbursed, or (ii) the Expense Cap in effect at the time of such repayment by the Fund. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the AMG Funds I Board of Trustees or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.

EXPENSE EXAMPLE
This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. The Example includes the Fund’s contractual expense limitation through March 1, 2023. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N	$121	$387	$674	$1,494

Class I	$96	$309	$541	$1,207

The third paragraph of the section titled “Additional Information About the Funds – AMG Managers Emerging Opportunities Fund – Additional Information About the Fund’s Expenses and Performance” beginning on page 15 is deleted and replaced with the following:
As discussed under “Fees and Expenses of the Fund” in the Fund’s summary section, the Investment Manager has contractually agreed, through at least March 1, 2023, to waive management fees and/or pay or reimburse the Fund’s expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service
(12b-1)
fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 0.93% of the Fund’s average daily net assets (this annual rate or such other annual rate that may be in effect from time to time, the “Expense Cap”), subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months after the date any amounts are paid, waived or reimbursed by the Investment Manager, the Investment Manager may recover such amounts from the Fund, provided that such repayment would not cause the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of the items noted in the parenthetical above) to exceed either (i) the Expense Cap in effect at the time such amounts were paid, waived or reimbursed, or (ii) the Expense Cap in effect at the time of such repayment by the Fund. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the AMG Funds I Board of Trustees or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.
In the section titled “Additional Information About the Funds – Fund Management – AMG Managers Emerging Opportunities Fund” beginning on page 23, the fourth paragraph is deleted and replaced with the following:
The Fund is obligated by its Investment Management Agreement to pay an annual management fee to the Investment Manager of 0.71% of the average daily net assets of the Fund. The Investment Manager, in turn, pays Veritas a portion of this fee for its services as Subadviser. Under a separate Administration Agreement with the Fund, the Investment Manager provides a variety of administrative services to the Fund and receives an annual administrative fee from the Fund for these services of 0.15% of the Fund’s average daily net assets.
PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

Filed pursuant to 497(e)
File Nos.
033-44909
and
811-06520
AMG FUNDS I
AMG Managers Emerging Opportunities Fund
Supplement dated March 19, 2021 to the Prospectus, dated February 1, 2021
The following information supplements and supersedes any information to the contrary relating to
AMG Managers Emerging Opportunities Fund (the “Fund”), a series of AMG Funds I (the “Trust”), contained in the Fund’s Prospectus (the “Prospectus”), dated as noted above.
IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY
Effective as of May 21, 2021, the Fund’s policy to, under normal circumstances, invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in U.S.
micro-cap
stocks will be replaced with the following policy: under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of issuers located in China (People’s Republic of China and its Special Administrative Regions, Hong Kong and Macau) or issuers that are not located in China but derive a majority (over 50%) of their income from China.
PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

Filed pursuant to 497(e)
File Nos.
033-44909
and
811-06520
AMG FUNDS I
AMG FQ
Tax-Managed
U.S. Equity Fund
Supplement dated March 19, 2021 to the Prospectus, dated February 1, 2021
The following information supplements and supersedes any information to the contrary relating to
AMG FQ
Tax-Managed
U.S. Equity Fund (the “Fund”), a series of AMG Funds I (the “Trust”), contained in the Fund’s Prospectus (the “Prospectus”), dated as noted above.
At a meeting held on March
17-18,
2021 (the “Meeting”), the Trust’s Board of Trustees (the “Board”) approved the appointment of Veritas Asset Management LLP (“Veritas” or the “Subadviser”) as the subadviser to the Fund on an interim basis to replace First Quadrant, L.P. (“First Quadrant”), effective May 21, 2021 (the “Implementation Date”). The appointment of Veritas is pursuant to an interim subadvisory agreement between AMG Funds LLC (“AMGF”) and Veritas (the “Interim Subadvisory Agreement”), to be effective until the earlier of 150 days after the termination of the existing subadvisory agreement between AMGF and First Quadrant with respect to the Fund (the “Existing Subadvisory Agreement”), which will occur on May 21, 2021, or the approval of a new subadvisory agreement between AMGF and Veritas by the Board and Fund shareholders. At the Meeting, the Board also approved the longer-term appointment of Veritas as the subadviser to the Fund, a new subadvisory agreement between AMGF and Veritas (the “New Subadvisory Agreement”), and the submission of the New Subadvisory Agreement to Fund shareholders for approval. The rate of compensation to be received by Veritas under the Interim Subadvisory Agreement approved by the Board is lower than the rate of compensation that First Quadrant receives under the Existing Subadvisory Agreement.
In connection with the hiring of Veritas, effective as of the Implementation Date, the Fund will (i) change its name from AMG FQ
Tax-Managed
U.S. Equity Fund to AMG Veritas Global Focus Fund, (ii) make changes to its investment objective, principal investment strategies and principal risks, and (iii) replace its existing benchmark index with the MSCI World Index.
Also in connection with the hiring of Veritas, the Board approved the following fee changes for the Fund, which will be implemented upon the effectiveness of the New Subadvisory Agreement and will result in the overall reduction of the Fund’s net expense ratios: the management fee for the Fund will be reduced from 0.70% to 0.67%; and (ii) the Fund’s existing contractual expense limitation agreement with AMGF will be replaced with a new contractual expense limitation agreement with AMGF pursuant to which AMGF will agree, through at least March 1, 2023, to limit total annual operating expenses (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 0.88% of the Fund’s average daily net assets, subject to later reimbursement by the Fund in certain circumstances. AMGF pays a portion of the management fee to the Fund’s subadviser for its services.
The disposition of Fund securities in connection with the transition of the Fund’s investment objective and strategies is expected to cause the Fund to realize taxable income for U.S. federal income tax purposes. The Fund intends to make a special distribution to shareholders of all or a portion of such income and any other undistributed income for the current taxable year. This distribution will be taxable to shareholders who hold their shares in a taxable account. See “Certain Federal Income Tax Information” for further information.
In addition, effective as of the Implementation Date, the Prospectus is amended as follows:
All references to the name of the Fund shall refer to AMG Veritas Global Focus Fund. All references to First Quadrant shall be deleted and all references to the subadviser to the Fund shall refer to Veritas. All references to Jia Ye and David Chrisman as portfolio managers of the Fund shall be deleted and all references to the portfolio managers of the Fund shall refer to Andrew Headley and Mike Moore.
The section titled “Summary of the Funds – AMG FQ
Tax-Managed
U.S. Equity Fund – Investment Objective” on page 3 is deleted and replaced with the following:
INVESTMENT OBJECTIVE
AMG Veritas Global Focus Fund (the “Fund”) seeks to provide long-term capital appreciation.

The section titled “Summary of the Funds – AMG FQ
Tax-Managed
U.S. Equity Fund – Principal Investment Strategies” on page 3 is deleted and replaced with the following:
PRINCIPAL INVESTMENT STRATEGIES
The Fund intends to invest in equity securities of a relatively select group of global companies, identified through a bottom up stock picking approach with certain strategic themes identified by Veritas Asset Management LLP, the subadviser to the Fund (“Veritas” or the “Subadviser”). The Subadviser seeks to identify and invest in businesses at reasonable valuations. The Subadviser seeks to identify industry leaders in relatively stable industries where there is greater visibility of sustainable earnings and recurring revenues, but equity investments must generally satisfy a number of demanding valuation criteria, with particular attention paid to the level of free cash flow generation from the business.
The Fund will take focused equity positions identified via the analysis of the Subadviser, which will focus on identifying long term themes and trends and then proceed to identifying companies within those themes and trends that it believes have sound business models, strong management and disciplined financial controls. The themes and trends are identified with an emphasis on in-house
research, although external research is also used.
The Fund will generally invest in
mid-
to large-capitalization companies, although the Fund may also invest in small-capitalization companies. The Fund generally invests in companies with market capitalizations greater than $5 billion. The Fund currently expects to hold between 25 and 40 positions.
Additionally, under normal circumstances, the Fund invests at least 35% (or if conditions are not favorable, in the view of Veritas, at least 25%) of its net assets in investments economically tied to countries other than the U.S., and the Fund will hold investments economically tied to a minimum of three countries other than the U.S. The Fund considers an investment to be economically tied to a country other than the U.S. if it provides investment exposure to a
non-U.S.
issuer. The Fund considers a company to be a
non-U.S.
issuer if (i) it is organized outside the U.S. or maintains a principal place of business outside the U.S., (ii) its securities are traded principally outside the U.S., or (iii) during its most recent fiscal year, it derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed outside the U.S. or it has at least 50% of its assets outside the U.S. The Fund may invest in securities of issuers located in any country outside the U.S., including developed and emerging market countries.
The Fund may hold assets in cash and cash equivalents, and at times these holdings may be significant. The Fund’s cash level at any point typically relates to the Subadviser’s individual security selection process, and therefore may vary, depending on the Subadviser’s desired security weightings.
The section titled “Summary of the Funds – AMG FQ
Tax-Managed
U.S. Equity Fund – Principal Risks” beginning on page 3 is revised to remove “Derivatives Risk,” “Growth Stock Risk,” “Model and Data Risk,” “Real Estate Industry Risk,” “Sector Risk” and “Tax Management Risk” as principal risks of the Fund and to add the following as principal risks of the Fund:
Currency Risk
—fluctuations in exchange rates may affect the total loss or gain on a
non-U.S.
dollar investment when converted back to U.S. dollars and exposure to
non-U.S.
currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.
Emerging Markets Risk
—investments in emerging markets are subject to the general risks of foreign investments, as well as additional risks which can result in greater price volatility. Such additional risks include the risk that markets in emerging market countries are typically less developed and less liquid than markets in developed countries and such markets are subjected to increased economic, political, or regulatory uncertainties.
Focused Investment Risk
—to the extent the Fund invests a substantial portion of its assets in a relatively small number of securities or a particular market, industry, group of industries, country, region, group of countries, asset class or sector, it generally will be subject to greater risk than a fund that invests in a more diverse investment portfolio. In addition, the value of the Fund would be more susceptible to any single economic, market, political or regulatory occurrence affecting, for example, that particular market, industry, region or sector.

Foreign Investment Risk
—investments in foreign issuers involve additional risks (such as risks arising from less frequent trading, changes in political or social conditions, and less publicly available information about
non-U.S.
issuers) that differ from those associated with investments in U.S. issuers and may result in greater price volatility.
High Cash Balance Risk
—when the Fund has a significant cash balance for a sustained period, the benefit to the Fund of any market upswing may likely be reduced, and the Fund’s performance may be adversely affected.
Liquidity Risk
—the Fund may not be able to dispose of particular investments, such as illiquid securities, readily at favorable times or prices or the Fund may have to sell them at a loss.
Political Risk
—changes in the general political and social environment of a country can have substantial effects on the value of investments exposed to that country.
Valuation Risk
—the Fund may not be able to value its investments in a manner that accurately reflects their market values, and the Fund may not be able to sell an investment at a price equal to the valuation ascribed to that investment by the Fund. The valuation of the Fund’s investments involves subjective judgment. Certain securities in which the Fund may invest may be more difficult to value accurately, especially during periods of market disruptions or extreme market volatility. Incorrect valuations of the Fund’s portfolio holdings could result in the Fund’s shareholder transactions being effected at an NAV that does not accurately reflect the underlying value of the Fund’s portfolio, resulting in the dilution of shareholder interests.
Also with respect to the section titled “Summary of the Funds – AMG FQ
Tax-Managed
U.S. Equity Fund – Principal Risks” beginning on page 3, the principal risks shall appear in the following order: Market Risk; Management Risk; Foreign Investment Risk; Focused Investment Risk; Value Stock Risk; Currency Risk; Emerging Markets Risk; High Cash Balance Risk; Large-Capitalization Stock Risk; Liquidity Risk; Political Risk; Small- and
Mid-Capitalization
Stock Risk; and Valuation Risk.
In the section titled “Summary of the Funds – AMG FQ
Tax-Managed
U.S. Equity Fund – Performance” beginning on page 4, the first paragraph is deleted and replaced with the following:
The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s performance compares to that of two broad-based securities market indices. As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future.
As of May 21, 2021, Veritas was appointed as subadviser to the Fund and the Fund changed its name to “AMG Veritas Global Focus Fund,” adopted its current investment strategies and began comparing its performance to the MSCI World Index. The Fund’s performance information for periods prior to May 21, 2021 reflects the Fund’s investment strategy that was in effect at that time and may have been different had the Fund’s current investment strategy been in effect.
The performance information for the Fund’s Class N shares (formerly Investor Class shares, which were renamed Class N shares on October 1, 2016 (formerly Class A shares, which were renamed Investor Class shares on December 1, 2012)) for periods prior to December 1, 2012, does not reflect the impact of the front-end
and deferred sales charges (loads) that were in effect until December 1, 2012. Effective October 1, 2016, outstanding Institutional Class shares of the Fund were renamed Class I shares.
To obtain updated performance information, please visit www.amgfunds.com or call 800.548.4539.

The Average Annual Total Returns table in the section titled “Summary of the Funds – AMG FQ
Tax-Managed
U.S. Equity Fund – Performance” beginning on page 4 is deleted and replaced with the following:
Average Annual Total Returns as of 12/31/20

AMG Veritas Global Focus Fund	1 Year	5 Years	10 Years
Class N Return Before Taxes	8.16%	11.44%	11.88%

Class N Return After Taxes on Distributions	7.79%	11.20%	11.73%

Class N Return After Taxes on Distributions and Sale of Fund Shares	5.09%	9.09%	9.91%

Class I Return Before Taxes	8.44%	11.72%	12.16%

MSCI World Index 1 (reflects no deduction for fees, expenses or taxes)	15.90%	12.19%	9.87%

Russell 3000 ® Index 1 (reflects no deduction for fees, expenses or taxes)	20.89%	15.43%	13.79%

1
The MSCI World Index replaced the Russell 3000
®
Index as the Fund’s benchmark on May 21, 2021 because the Investment Manager and Subadviser believe the new benchmark is more representative of the Fund’s current investment strategies.

The section titled “Summary of the Funds – AMG FQ
Tax-Managed
U.S. Equity Fund – Portfolio Management” on page 5 is deleted and replaced with the following:
PORTFOLIO MANAGEMENT
Investment Manager
AMG Funds LLC
Subadviser
Veritas Asset Management LLP
(pursuant to an interim subadvisory agreement in anticipation of shareholder approval of a definitive subadvisory agreement)
Portfolio Managers
Andrew Headley
Head of Global of Veritas;
Portfolio Manager of the Fund since May 2021.
Mike Moore
Fund Manager and Analyst of Veritas;
Portfolio Manager of the Fund since May 2021.
The section titled “Additional Information About the Funds – AMG FQ
Tax-Managed
U.S. Equity Fund – Additional Information About the Fund’s Principal Investment Strategies” beginning on page 15 is deleted and replaced with the following:
ADDITIONAL INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT STRATEGIES
The Fund generally expects to sell a particular security when the Subadviser believes the security’s intrinsic value has been achieved and there will be no subsequent price upgrade or greater opportunities exist elsewhere. The Fund may also consider selling a particular security in other circumstances, including if the Subadviser believes a fundamental change in the company’s outlook occurs or there is a thesis breach, for example, if there are unexplained changes in management, accounting irregularities or corporate governance issues.

The Fund’s compliance with its investment limitations and requirements described in the Prospectus is usually determined at the time of investment. If such percentage limitation is complied with at the time of an investment, any subsequent change in percentage resulting from a change in values or assets, or a change in market capitalization of a company, will not constitute a violation of that limitation.
The section titled “Additional Information About the Funds – Summary of the Funds’ Principal Risks” beginning on page 21 is revised to reflect that “Derivatives Risk,” “Growth Stock Risk,” “Model and Data Risk,” “Real Estate Industry Risk,” “Sector Risk” and “Tax Management Risk” are no longer principal risks of the Fund; to reflect that “Currency Risk,” “Emerging Markets Risk,” “Foreign Investment Risk,” “Liquidity Risk” and “Political Risk” are principal risks of the Fund; and to add the following as principal risks of the Fund:
FOCUSED INVESTMENT RISK
To the extent a Fund invests a significant portion of its assets in a relatively small number of securities, or a particular market, industry, group of industries, country, region, group of countries, asset class or sector, the Fund’s net asset value may be more volatile and the Fund may involve more risk than a fund that invests in a more diverse investment portfolio. Changes in the value of a single security or the impact of a single economic, political or regulatory occurrence may have a great adverse impact on a Fund’s net asset value.
HIGH CASH BALANCE RISK
When the Fund has a significant cash balance for a sustained period, the benefit to the Fund of any market upswing may likely be reduced, and the Fund’s performance may be adversely affected.
VALUATION RISK
The Fund may not be able to value its investments in a manner that accurately reflects their market values, and the Fund may not be able to sell an investment at a price equal to the valuation ascribed to that investment by the Fund. The valuation of the Fund’s investments involves subjective judgment and some valuations may involve assumptions, projections, opinions, discount rates, estimated data points and other uncertain or subjective amounts, all of which may prove inaccurate. In addition, the valuation of certain investments held by the Fund may involve the significant use of unobservable and non-market
inputs. Certain securities in which the Fund may invest may be more difficult to value accurately, especially during periods of market disruptions or extreme market volatility. In addition, there can be no assurance that fair value pricing will result in adjustments to the prices of securities or other assets, or that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset. Technological issues or other service disruption issues involving third party service providers may also cause the Fund to value its investments incorrectly. Incorrect valuations of the Fund’s portfolio holdings could result in the Fund’s shareholder transactions being effected at an NAV that does not accurately reflect the underlying value of the Fund’s portfolio, resulting in the dilution of shareholder interests.
The first paragraph of the section titled “Additional Information About the Funds – Fund Management – AMG FQ
Tax-Managed
U.S. Equity Fund” beginning on page 27 is deleted and replaced with the following:
Veritas has
day-to-day
responsibility for managing the Fund’s portfolio pursuant to an interim Subadvisory Agreement that became effective on May 21, 2021 and will remain in effect for 150 days or until shareholders of the Fund approve a definitive Subadvisory Agreement with Veritas, if earlier. Veritas is located at 1 Smart’s Place, London WC2B 5LW. As of December 31, 2020, Veritas had assets under management of approximately $33 billion. AMG indirectly owns a majority interest in Veritas.
Andrew Headley and Mike Moore are the portfolio managers jointly and primarily responsible for the day-to-day
management of the Fund, and have managed the Fund since May 2021. Mr. Headley is Head of Global,
Co-Fund
Manager of the Veritas global strategies and a Managing Partner of Veritas. He has 25 years’ investment experience. Prior to joining Veritas in 2003, he was an Analyst and Portfolio Manager at WP Stewart from 2001 to 2003 and at Newton Investment Management from 1996 to 2001. Mr. Headley also worked as a Tax Consultant at Price Waterhouse from 1993 to 1996. Mr. Moore is Alternate Fund Manager for Veritas’ Global strategy (with the exception of the Veritas Global Equity Income Fund) and Analyst specializing in Technology, who joined Veritas in 2014. Previously, he was a Global Analyst at M&G Investments from 2005 to 2014 and held a prior role at Barclays Wealth Management.
In addition, effective if and when the New Subadvisory Agreement takes effect, the Prospectus is amended as follows:
The sections under “Summary of the Funds – AMG FQ
Tax-Managed
U.S. Equity Fund” titled “Fees and Expenses of the Fund” and “Expense Example” on page 3 are deleted and replaced with the following:
FEES AND EXPENSES OF THE FUND
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Class N	Class I
Management Fee 1	0.67%	0.67%

Distribution and Service (12b-1) Fees	0.25%	None

Other Expenses	0.34%	0.34%

Total Annual Fund Operating Expenses	1.26%	1.01%

Fee Waiver and Expense Reimbursements 2	(0.13)%	(0.13)%

Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements 2	1.13%	0.88%

1	Expense information has been restated to reflect current fees.
2
AMG Funds LLC (the “Investment Manager”) has contractually agreed, through at least March 1, 2023, to waive management fees and/or pay or reimburse the Fund’s expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service
(12b-1)
fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 0.88% of the Fund’s average daily net assets (this annual rate or such other annual rate that may be in effect from time to time, the “Expense Cap”), subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months after the date any amounts are paid, waived or reimbursed by the Investment Manager, the Investment Manager may recover such amounts from the Fund, provided that such repayment would not cause the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of the items noted in the parenthetical above) to exceed either (i) the Expense Cap in effect at the time such amounts were paid, waived or reimbursed, or (ii) the Expense Cap in effect at the time of such repayment by the Fund. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the AMG Funds I Board of Trustees or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.

EXPENSE EXAMPLE
This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. The Example includes the Fund’s contractual expense limitation through March 1, 2023. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N	$115	$382	$675	$1,507

Class I	$90	$304	$541	$1,220

The first paragraph of the section titled “Additional Information About the Funds – AMG FQ
Tax-Managed
U.S. Equity Fund – Additional Information About the Fund’s Expenses and Performance” is deleted and replaced with the following:
As discussed under “Fees and Expenses of the Fund” in the Fund’s summary section, the Investment Manager has contractually agreed, through at least March 1, 2023, to waive management fees and/or pay or reimburse the Fund’s expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service
(12b-1)
fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 0.88% of the Fund’s average daily net assets (this annual rate or such other annual rate that may be in effect from time to time, the “Expense Cap”), subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months after the date any amounts are paid, waived or reimbursed by the Investment Manager, the Investment Manager may recover such amounts from the Fund, provided that such repayment would not cause the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of the items noted in the parenthetical above) to exceed either (i) the Expense Cap in effect at the time such amounts were paid, waived or reimbursed, or (ii) the Expense Cap in effect at the time of such repayment by the Fund. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the AMG Funds I Board of Trustees or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund. The Fund’s annual operating expenses may vary throughout the period and from year to year. The Fund’s expenses for the current fiscal year may be different than the expenses listed in the Fund’s fee and expense table above.
The first paragraph of the section titled “Additional Information About the Funds – Fund Management – AMG FQ
Tax-Managed
U.S. Equity Fund” beginning on page 27 is deleted and replaced with the following:
The Fund is obligated by its Investment Management Agreement to pay an annual management fee to the Investment Manager of 0.67% of the average daily net assets of the Fund. The Investment Manager, in turn, pays a portion of this fee to Veritas for its services as Subadviser. Under a separate Administration Agreement with the Fund, the Investment Manager provides a variety of administrative services to the Fund and receives an annual administrative fee from the Fund for these services of 0.15% of the Fund’s average daily net assets.
PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

Filed pursuant to 497(e)
File Nos.
033-44909
and
811-06520
AMG FUNDS I
AMG FQ
Tax-Managed
U.S. Equity Fund
Supplement dated March 19, 2021 to the Prospectus, dated February 1, 2021
The following information supplements and supersedes any information to the contrary relating to
AMG FQ
Tax-Managed
U.S. Equity Fund (the “Fund”), a series of AMG Funds I (the “Trust”), contained in the Fund’s Prospectus (the “Prospectus”), dated as noted above.
IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY
Effective as of May 21, 2021, the Fund’s policy to, under normal circumstances, invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of issuers located in the U.S. will be removed.
PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

Filed pursuant to 497(e)
File Nos.
033-44909
and
811-06520
AMG FUNDS I
AMG Managers Brandywine Blue Fund
Supplement dated March 19, 2021 to the Prospectus, dated February 1, 2021
The following information supplements and supersedes any information to the contrary relating to
AMG Managers Brandywine Blue Fund (the “Fund”), a series of AMG Funds I (the “Trust”), contained in the Fund’s Prospectus (the “Prospectus”), dated as noted above.
At a meeting held on March
17-18,
2021 (the “Meeting”), the Trust’s Board of Trustees (the “Board”) approved the appointment of Veritas Asset Management LLP (“Veritas” or the “Subadviser”) as the subadviser to the Fund on an interim basis to replace Friess Associates, LLC (“Friess”), the Fund’s former subadviser, and Friess Associates of Delaware, LLC (“Friess of Delaware”), the Fund’s former sub-subadviser,
effective March 19, 2021 (the “Implementation Date”). The appointment of Veritas was pursuant to an interim subadvisory agreement between AMG Funds LLC (“AMGF”) and Veritas (the “Interim Subadvisory Agreement”), to be effective until the earlier of 150 days after the termination of the former subadvisory agreement between AMGF and Friess with respect to the Fund (the “Former Subadvisory Agreement”) and the former sub-subadvisory
agreement among AMGF, Friess and Friess of Delaware with respect to the Fund, which occurred on March 19, 2021, or the approval of a new subadvisory agreement between AMGF and Veritas by the Board and Fund shareholders. At the Meeting, the Board also approved the longer-term appointment of Veritas as the subadviser to the Fund, a new subadvisory agreement between AMGF and Veritas (the “New Subadvisory Agreement”), and the submission of the New Subadvisory Agreement to Fund shareholders for approval. The rate of compensation to be received by Veritas under the Interim Subadvisory Agreement approved by the Board is lower than the rate of compensation that Friess would have received under the Former Subadvisory Agreement.
In connection with the hiring of Veritas, effective as of the Implementation Date, the Fund (i) changed its name from AMG Managers Brandywine Blue Fund to AMG Veritas Global Real Return Fund, (ii) made changes to its investment objective, principal investment strategies and principal risks, and (iii) replaced its primary benchmark index with the Bloomberg Barclays US Treasury Inflation-Linked Bond Index and removed its secondary and tertiary benchmark indices.
Also in connection with the hiring of Veritas, the Board approved the following fee change for the Fund, which will be implemented upon the effectiveness of the New Subadvisory Agreement and will result in the overall reduction of the Fund’s net expense ratios: a new contractual expense limitation agreement will take effect pursuant to which AMGF will agree, through at least February 1, 2023, to limit total annual operating expenses (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 1.11% of the Fund’s average daily net assets, subject to later reimbursement by the Fund in certain circumstances.
The disposition of Fund securities in connection with the transition of the Fund’s investment objective and strategies is expected to cause the Fund to realize taxable income for U.S. federal income tax purposes. The Fund intends to make a special distribution to shareholders of all or a portion of such income. This distribution will be taxable to shareholders who hold their shares in a taxable account. See “Certain Federal Income Tax Information” for further information.
In addition, effective as of the Implementation Date, the Prospectus is amended as follows:
All references to the name of the Fund shall refer to AMG Veritas Global Real Return Fund. All references to Friess and Friess of Delaware shall be deleted and all references to the subadviser to the Fund shall refer to Veritas. All references to Scott W. Gates as the portfolio manager of the Fund shall be deleted and all references to the portfolio managers of the Fund shall refer to Andrew Headley and Mike Moore.

The section titled “Summary of the Funds – AMG Managers Brandywine Blue Fund – Investment Objective” on page 6 is deleted and replaced with the following:
INVESTMENT OBJECTIVE
AMG Veritas Global Real Return Fund (the “Fund”) seeks to deliver real returns over the medium and longer term.
The section titled “Summary of the Funds – AMG Managers Brandywine Blue Fund – Principal Investment Strategies” on page 6 is deleted and replaced with the following:
PRINCIPAL INVESTMENT STRATEGIES
The Fund seeks to achieve its investment objective by investing in global equities and derivatives.
The Fund primarily invests in equity securities listed or traded on exchanges. The Fund intends to invest primarily in developed markets and economies, although it may invest in emerging markets. The Fund may invest up to 25% of its net assets in emerging market countries.
The Fund intends to invest in long positions to achieve long term capital growth and overlay short positions in index futures in order to preserve capital. The Fund seeks to achieve a return on a compounded annualized basis exceeding inflation, which is measured by the return of the Bloomberg Barclays US Treasury Inflation-Linked Bond Index. By investing long and short, the Fund will employ leverage, principally through the use of derivative positions. The Fund will take focused equity positions identified via the analysis of Veritas Asset Management LLP, the subadviser to the Fund (“Veritas” or the “Subadviser”), which will focus on identifying long term themes and trends and then proceed to identifying companies within those identified themes and trends that it believes have sound business models, strong management and disciplined financial controls. The themes and trends are identified with an emphasis on in-house
research, although external research is also used.
Under normal circumstances, the Fund invests at least 35% (or if conditions are not favorable, in the view of Veritas, at least 25%) of its net assets in investments economically tied to countries other than the U.S., and the Fund will hold investments economically tied to a minimum of three countries other than the U.S. The Fund considers an investment to be economically tied to a country other than the U.S. if it provides investment exposure to a
non-U.S.
issuer. The Fund considers a company to be a
non-U.S.
issuer if (i) it is organized outside the U.S. or maintains a principal place of business outside the U.S., (ii) its securities are traded principally outside the U.S., or (iii) during its most recent fiscal year, it derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed outside the U.S. or it has at least 50% of its assets outside the U.S. The Fund may invest in securities of issuers located in any country outside the U.S., including developed and emerging market countries.
The Fund will generally invest in
mid-
to large-capitalization companies, although the Fund may also invest in small-capitalization companies. The Fund generally invests in companies with market capitalizations greater than $5 billion.
The Fund currently expects to hold between 30 and 40 positions at any time.
Long positions will generally be held through direct investments. Short positions will be held through derivative positions. The Fund generally expects to take short positions in index futures in order to preserve capital. The Fund may also gain exposure through investments in exchange-traded funds (“ETFs”) and options. It is anticipated that the Fund may hold up to 100% of its net asset value in long positions and up to 75% of its net asset value in short positions.
The Fund may hold assets in cash and cash equivalents, and at times these holdings may be significant. The Fund’s cash level at any point typically relates to the Subadviser’s individual security selection process, and therefore may vary, depending on the Subadviser’s desired security weightings. The Fund’s cash and cash equivalent holdings may serve as collateral for the Fund’s derivatives positions.

The section titled “Summary of the Funds – AMG Managers Brandywine Blue Fund – Principal Risks” beginning on page 6 is revised to remove “Growth Stock Risk” and “Sector Risk” as principal risks of the Fund and to add the following as principal risks of the Fund:
Credit and Counterparty Risk
—the issuer of bonds or other debt securities or a counterparty to a derivatives contract may be unable or unwilling, or may be perceived as unable or unwilling, to make timely interest, principal or settlement payments or otherwise honor its obligations.
Currency Risk
—fluctuations in exchange rates may affect the total loss or gain on a
non-U.S.
dollar investment when converted back to U.S. dollars and exposure to
non-U.S.
currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.
Derivatives Risk
—the use of derivatives involves costs, the risk that the value of derivatives may not correlate perfectly with their underlying assets, rates or indices, and the risk of mispricing or improper valuation. The use of derivatives may not succeed for various reasons, and the complexity and rapidly changing structure of derivatives markets may increase the possibility of market losses.
Emerging Markets Risk
—investments in emerging markets are subject to the general risks of foreign investments, as well as additional risks which can result in greater price volatility. Such additional risks include the risk that markets in emerging market countries are typically less developed and less liquid than markets in developed countries and such markets are subjected to increased economic, political, or regulatory uncertainties.
Exchange-Traded Fund Risk
—because exchange-traded funds incur their own costs, investing in them could result in a higher cost to the investor.
High Cash Balance Risk
—when the Fund has a significant cash balance for a sustained period, the benefit to the Fund of any market upswing may likely be reduced, and the Fund’s performance may be adversely affected.
Leverage Risk
—borrowing and some derivative investments such as futures, forward commitment transactions and swaps may magnify smaller adverse market movements into relatively larger losses.
Liquidity Risk
—the Fund may not be able to dispose of particular investments, such as illiquid securities, readily at favorable times or prices or the Fund may have to sell them at a loss.
Political Risk
—changes in the general political and social environment of a country can have substantial effects on the value of investments exposed to that country.
Small-Capitalization Stock Risk
—although the Fund may invest in securities in any capitalization range, securities of small-capitalization companies may pose additional risks. The stocks of small-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.
Valuation Risk
—the Fund may not be able to value its investments in a manner that accurately reflects their market values, and the Fund may not be able to sell an investment at a price equal to the valuation ascribed to that investment by the Fund. The valuation of the Fund’s investments involves subjective judgment. Certain securities in which the Fund may invest may be more difficult to value accurately, especially during periods of market disruptions or extreme market volatility. Incorrect valuations of the Fund’s portfolio holdings could result in the Fund’s shareholder transactions being effected at an NAV that does not accurately reflect the underlying value of the Fund’s portfolio, resulting in the dilution of shareholder interests.
Value Stock Risk
—value stocks may perform differently from the market as a whole and may be undervalued by the market for a long period of time.

Also with respect to the section titled “Summary of the Funds – AMG Managers Brandywine Blue Fund – Principal Risks” beginning on page 6, the principal risks shall appear in the following order: Market Risk; Management Risk; Foreign Investment Risk; Focused Investment Risk; Leverage Risk; Credit and Counterparty Risk; Currency Risk; Derivatives Risk; Emerging Markets Risk; Exchange-Traded Fund Risk; High Cash Balance Risk; High Portfolio Turnover Risk; Large-Capitalization Stock Risk; Liquidity Risk;
Mid-Capitalization
Stock Risk; Political Risk; Small-Capitalization Stock Risk; Valuation Risk; and Value Stock Risk.
In the section titled “Summary of the Funds – AMG Managers Brandywine Blue Fund – Performance” on page 7, the first paragraph is deleted and replaced with the following:
The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s performance compares to that of two broad-based securities market indices. As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future.
As of March 19, 2021, Veritas was appointed as subadviser to the Fund and the Fund changed its name to “AMG Veritas Global Real Return Fund,” adopted its current investment strategies and began comparing its performance to the Bloomberg Barclays US Treasury Inflation-Linked Bond Index. The Fund’s performance information for periods prior to March 19, 2021 reflects the Fund’s investment strategy that was in effect at that time and may have been different had the Fund’s current investment strategy been in effect.
The Average Annual Total Returns table in the section titled “Summary of the Funds – AMG Managers Brandywine Blue Fund – Performance” on page 7 is deleted and replaced with the following:
Average Annual Total Returns as of 12/31/20

AMG Veritas Global Real Return Fund	1 Year	5 Years	10 Years
Class I Return Before Taxes	34.60%	18.53%	12.46%

Class I Return After Taxes on Distributions	26.10%	15.64%	11.07%

Class I Return After Taxes on Distributions and Sale of Fund Shares	23.12%	14.31%	10.05%

Bloomberg Barclays US Treasury Inflation-Linked Bond Index 1 (reflects no deduction for fees, expenses or taxes)	10.99%	5.08%	3.81%

Russell 1000 ® Growth Index 1 (reflects no deduction for fees, expenses or taxes)	38.49%	21.00%	17.21%

1
The Bloomberg Barclays US Treasury Inflation-Linked Bond Index replaced the Russell 1000
®
Growth Index as the Fund’s benchmark on March 19, 2021 because the Investment Manager and Subadviser believe the new benchmark is more representative of the Fund’s current investment strategies.

The section titled “Summary of the Funds – AMG Managers Brandywine Blue Fund – Portfolio Management” on page 8 is deleted and replaced with the following:
PORTFOLIO MANAGEMENT
Investment Manager
AMG Funds LLC
Subadviser
Veritas Asset Management LLP

(pursuant to an interim subadvisory agreement in anticipation of shareholder approval of a definitive subadvisory agreement)
Portfolio Managers
Andrew Headley
Head of Global of Veritas;
Portfolio Manager of the Fund since March 2021.
Mike Moore
Fund Manager and Analyst of Veritas;
Portfolio Manager of the Fund since March 2021.
The section titled “Additional Information About the Funds – AMG Managers Brandywine Blue Fund – Additional Information About the Fund’s Principal Investment Strategies” on page 11 is deleted and replaced with the following:
ADDITIONAL INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT STRATEGIES
The Fund generally expects to sell a particular security when the Subadviser believes the security’s intrinsic value has been achieved and there will be no subsequent price upgrade or greater opportunities exist elsewhere. The Fund may also consider selling a particular security in other circumstances, including if the Subadviser believes a fundamental change in the company’s outlook occurs or there is a thesis breach, for example, if there are unexplained changes in management, accounting irregularities or corporate governance issues.
As discussed above, the Fund may invest in ETFs. The Fund will indirectly bear the management, service and other fees of any ETF in which it invests in addition to its own expenses. Investments in ETFs have unique characteristics, including, but not limited to, the expense structure and additional expenses associated with investing in ETFs. The market value of ETF shares may differ from their net asset value per share.
The Fund’s compliance with its investment limitations and requirements described in the Prospectus is usually determined at the time of investment. If such percentage limitation is complied with at the time of an investment, any subsequent change in percentage resulting from a change in values or assets, or a change in market capitalization of a company, will not constitute a violation of that limitation.
The section titled “Additional Information About the Funds – Summary of the Funds’ Principal Risks” beginning on page 13 is revised to reflect that “Growth Stock Risk” and “Sector Risk” are no longer principal risks of the Fund; to reflect that “Small-Capitalization Stock Risk” is a principal risk of the Fund; and to add the following as principal risks of the Fund:
CREDIT AND COUNTERPARY RISK
An issuer of bonds or other debt securities or a counterparty to a derivatives contract may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely interest, principal or settlement payments or otherwise honor its obligations. To the extent the Fund has significant exposure to a counterparty under a derivatives contract (or multiple derivatives contracts), this risk may be particularly pronounced for the Fund. This risk of default for most debt securities is monitored by several nationally recognized statistical rating organizations such as Moody’s and S&P. Actual or perceived changes in a company’s financial health will affect the valuation of its debt securities. Bonds or debt securities rated BBB/Baa by S&P/Moody’s, although investment grade, may have speculative characteristics because their issuers are more vulnerable to financial setbacks and economic pressures than issuers with higher ratings.
CURRENCY RISK
The value of foreign investments denominated in a foreign currency depends both upon the price of the securities and the exchange rate of the currency. Thus, the value of an investment in a foreign security will drop if the value of the foreign currency drops relative to the U.S. dollar. The values of foreign currencies relative to the U.S. dollar may fluctuate in response to, among other factors, interest rate changes, intervention (or failure to intervene) by national governments, central banks, or supranational entities such as the International Monetary Fund, the imposition of currency controls, and other political or regulatory developments. Adverse currency fluctuations are an added risk to foreign investments. To the extent the Fund invests directly in
non-U.S.
currencies, or in securities that trade in, or receive revenues in, foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or
non-U.S.
governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s exposure to
non-U.S.
currencies, including investments in foreign currency-denominated securities, may reduce the returns of the Fund. Currency risk can be reduced through diversification among currencies or through hedging with the use of foreign currency contracts.
DERIVATIVES RISK
Options, swaps, futures, forwards and other derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, interest rate or index. The use of derivatives will involve costs, the risk that the value of derivatives may not correlate perfectly with their underlying assets, rates, or indices, the risk of mispricing or improper valuation, and may result in losses or have the effect of accelerating the recognition of gain. Derivative transactions typically involve leverage and may be highly volatile. The use of derivatives may not succeed for various reasons, including unexpected changes in the value of the derivatives or the assets, rates or indices underlying them. Some derivatives are also subject to credit and counterparty risk in that a counterparty may fail to honor its contract terms, causing a loss for the Fund. Government regulation of derivative instruments may limit or prevent the Fund from using such instruments as part of its investment strategies or result in materially increasing costs in using such instruments, which could adversely affect the Fund.
EMERGING MARKETS RISK
Investments in emerging markets involve all of the risks of foreign investments (see Foreign Investment Risk), and also have additional risks. Such additional risks include the risk that markets in emerging market countries are typically less developed and less liquid than markets in developed countries and such markets are subject to increased economic, political, or regulatory uncertainties. The markets of developing countries may be more volatile than the markets of developed countries with more mature economies. Many emerging markets companies in the early stages of development are dependent on a small number of products and lack substantial capital reserves. In addition, emerging markets often have less developed legal and financial systems. These markets often have provided significantly higher or lower rates of return than developed markets and usually carry higher risks to investors than securities of companies in developed countries.
EXCHANGE-TRADED FUND RISK
Funds that invest in ETFs may be subject to risk. ETFs are generally investment companies that hold a portfolio of common stocks designed to track the price performance and dividend yield of a particular securities market index (or sector of an index). ETFs, as investment companies, incur their own management and other fees and expenses, such as trustee fees, operating expenses, registration fees, and marketing expenses, and a fund that invests in ETFs will bear a proportionate share of such fees and expenses. As a result, an investment by the Fund in an ETF could lead to higher operating expenses and lower performance than if the Fund were to invest directly in the securities underlying the ETF. In addition, the Fund will be indirectly exposed to all of the risks of securities held by the ETF, including the risks that an ETF’s returns may not match the returns of the underlying index.
HIGH CASH BALANCE RISK
When the Fund has a significant cash balance for a sustained period, the benefit to the Fund of any market upswing may likely be reduced, and the Fund’s performance may be adversely affected.

LEVERAGE RISK
Borrowing, and some derivative investments such as futures and forward commitment transactions and swaps, may create investment leverage. Leverage generally magnifies smaller adverse market movements into relatively larger losses for the Fund. There is no assurance that the Fund will leverage its portfolio, or if it does, that the leveraging strategy will be successful.
LIQUIDITY RISK
Liquidity risk is the risk that the Fund may not be able to dispose of investments or close out derivatives transactions readily at favorable times or prices or may have to sell them at a loss. For example, investments in derivatives,
non-U.S.
investments, restricted securities, securities having small market capitalizations, and securities having substantial market and/or credit and counterparty risk tend to involve greater liquidity risk. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer, such as a rising interest rate environment. In such cases, the Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments, may decline in value or be unable to achieve its desired level of exposure to a certain issuer or sector. The values of illiquid investments are often more volatile than the values of more liquid investments.
POLITICAL RISK
Changes in the general political and social environment of a country can have substantial effects on the value of investments exposed to that country. This may include, among other factors, government instability, poor socioeconomic conditions, corruption, internal and external conflict, changes in the regulatory environment, and changes in sovereign health. High political risk can have a negative impact on the economic welfare of a country.
VALUATION RISK
The Fund may not be able to value its investments in a manner that accurately reflects their market values, and the Fund may not be able to sell an investment at a price equal to the valuation ascribed to that investment by the Fund. The valuation of the Fund’s investments involves subjective judgment and some valuations may involve assumptions, projections, opinions, discount rates, estimated data points and other uncertain or subjective amounts, all of which may prove inaccurate. In addition, the valuation of certain investments held by the Fund may involve the significant use of unobservable and non-market
inputs. Certain securities in which the Fund may invest may be more difficult to value accurately, especially during periods of market disruptions or extreme market volatility. In addition, there can be no assurance that fair value pricing will result in adjustments to the prices of securities or other assets, or that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset. Technological issues or other service disruption issues involving third party service providers may also cause the Fund to value its investments incorrectly. Incorrect valuations of the Fund’s portfolio holdings could result in the Fund’s shareholder transactions being effected at an NAV that does not accurately reflect the underlying value of the Fund’s portfolio, resulting in the dilution of shareholder interests.
VALUE STOCK RISK
Value stocks present the risk that a stock may decline in price or never reach what the Subadviser believes is its full market value, either because the market fails to recognize what the Subadviser considers to be the company’s true business value or because the Subadviser overestimates the company’s true business value. Companies that issue value securities may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. Value stocks may underperform growth stocks and stocks in other broad style categories (and the stock market as a whole) during given periods.

The fourth, fifth, sixth and seventh paragraphs of the section titled “Additional Information About the Funds – Fund Management” on page 15 are deleted and the following is added with respect to the Fund:
AMG VERITAS GLOBAL REAL RETURN FUND
Veritas has
day-to-day
responsibility for managing the Fund’s portfolio pursuant to an interim Subadvisory Agreement that became effective on March 19, 2021 and will remain in effect for 150 days or until shareholders of the Fund approve a definitive Subadvisory Agreement with Veritas, if earlier. Veritas is located at 1 Smart’s Place, London WC2B 5LW. As of December 31, 2020, Veritas had assets under management of approximately $33 billion. AMG indirectly owns a majority interest in Veritas.
Andrew Headley and Mike Moore are the portfolio managers jointly and primarily responsible for the day-to-day
management of the Fund, and have managed the Fund since March 2021. Mr. Headley is Head of Global,
Co-Fund
Manager of the Veritas global strategies and a Managing Partner of Veritas. He has 25 years’ investment experience. Prior to joining Veritas in 2003, he was an Analyst and Portfolio Manager at WP Stewart from 2001 to 2003 and at Newton Investment Management from 1996 to 2001. Mr. Headley also worked as a Tax Consultant at Price Waterhouse from 1993 to 1996. Mr. Moore is Alternate Fund Manager for Veritas’ Global strategy (with the exception of the Veritas Global Equity Income Fund) and Analyst specializing in Technology, who joined Veritas in 2014. Previously, he was a Global Analyst at M&G Investments from 2005 to 2014 and held a prior role at Barclays Wealth Management.
In addition, effective if and when the New Subadvisory Agreement takes effect, the Prospectus is amended as follows:
The sections under “Summary of the Funds – AMG Managers Brandywine Blue Fund” titled “Fees and Expenses of the Fund” and “Expense Example” on page 6 are deleted and replaced with the following:
FEES AND EXPENSES OF THE FUND
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Class I
Management Fee	0.88%

Distribution and Service (12b-1) Fees	None

Other Expenses	0.29%

Total Annual Fund Operating Expenses	1.17%

Fee Waiver and Expense Reimbursements 1	(0.01)%

Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements 1	1.16%

1
AMG Funds LLC (the “Investment Manager”) has contractually agreed, through at least February 1, 2023, to waive management fees and/or pay or reimburse the Fund’s expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service
(12b-1)
fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 1.11% of the Fund’s average daily net assets (this annual rate or such other annual rate that may be in effect from time to time, the “Expense Cap”), subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months after the date any amounts are paid, waived or reimbursed by the Investment Manager, the Investment Manager may recover such amounts from the Fund, provided that such repayment would not cause the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of the items noted in the parenthetical above) to exceed either (i) the Expense Cap in effect at the time such amounts were paid, waived or reimbursed, or (ii) the Expense Cap in effect at the time of such repayment by the Fund. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the AMG Funds I Board of Trustees or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.

EXPENSE EXAMPLE
This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. The Example includes the Fund’s contractual expense limitation through February 1, 2023. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$118	$370	$642	$1,419

In the section titled “Additional Information About the Funds – AMG Managers Brandywine Blue Fund – Additional Information About the Fund’s Expenses and Performance” beginning on page 11, the first paragraph is deleted and replaced with the following:
Under “Fees and Expenses of the Fund” in the Fund’s summary section, because Class I shares are authorized to pay up to 0.15% in shareholder servicing fees, Total Annual Fund Operating Expenses may fluctuate from year-to-year
based on the actual amount of shareholder servicing fees incurred. Shareholder servicing fees paid by Class I shares are reflected in “Other Expenses” in the Annual Fund Operating Expenses table. Please see “Your Account” for more information on the Fund’s shareholder servicing fees. The Fund’s annual operating expenses may vary throughout the period and from year to year. The Fund’s expenses for the current fiscal year may be different than the expenses listed in the Fund’s fee and expense table above.
As discussed under “Fees and Expenses of the Fund” in the Fund’s summary section, the Investment Manager has contractually agreed, through at least February 1, 2023, to waive management fees and/or pay or reimburse the Fund’s expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service
(12b-1)
fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 1.11% of the Fund’s average daily net assets (this annual rate or such other annual rate that may be in effect from time to time, the “Expense Cap”), subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months after the date any amounts are paid, waived or reimbursed by the Investment Manager, the Investment Manager may recover such amounts from the Fund, provided that such repayment would not cause the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of the items noted in the parenthetical above) to exceed either (i) the Expense Cap in effect at the time such amounts were paid, waived or reimbursed, or (ii) the Expense Cap in effect at the time of such repayment by the Fund. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the AMG Funds I Board of Trustees or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.

The following is added to the section titled “Shareholder Guide – Your Account” on page 17 and replaces any different information in the section with respect to the shareholder servicing fees payable by the Fund:
Shareholders of Class I shares of AMG Veritas Global Real Return Fund may bear shareholder servicing fees of up to 0.15% for shareholder servicing provided by financial intermediaries, such as broker-dealers (including fund supermarket platforms), banks, and trust companies.
PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

Filed pursuant to 497(e)

File Nos. 033-44909 and 811-06520

AMG FUNDS I

AMG Managers Brandywine Fund

Supplement dated March 19, 2021 to the Statement of Additional Information, dated February 1, 2021

The following information supplements and supersedes any information to the contrary relating to AMG Managers Brandywine Fund (the “Fund”), a series of AMG Funds I (the “Trust”), contained in the Fund’s Statement of Additional Information (the “SAI”), dated as noted above.

At a meeting held on March 17-18, 2021 (the “Meeting”), the Trust’s Board of Trustees (the “Board”) approved the appointment of Boston Common Asset Management, LLC (“Boston Common” or the “Subadviser”) as the subadviser to the Fund on an interim basis to replace Friess Associates, LLC (“Friess”), the Fund’s former subadviser, and Friess Associates of Delaware, LLC (“Friess of Delaware”), the Fund’s former sub-subadviser, effective March 19, 2021 (the “Implementation Date”). The appointment of Boston Common was pursuant to an interim subadvisory agreement between AMG Funds LLC (“AMGF”) and Boston Common (the “Interim Subadvisory Agreement”), to be effective until the earlier of 150 days after the termination of the former subadvisory agreement between AMGF and Friess with respect to the Fund (the “Former Subadvisory Agreement”) and the former sub-subadvisory agreement among AMGF, Friess and Friess of Delaware with respect to the Fund, which occurred on March 19, 2021, or the approval of a new subadvisory agreement between AMGF and Boston Common by the Board and Fund shareholders. At the Meeting, the Board also approved the longer-term appointment of Boston Common as the subadviser to the Fund, a new subadvisory agreement between AMGF and Boston Common (the “New Subadvisory Agreement”), and the submission of the New Subadvisory Agreement to Fund shareholders for approval. The rate of compensation to be received by Boston Common under the Interim Subadvisory Agreement approved by the Board is lower than the rate of compensation that Friess would have received under the Former Subadvisory Agreement.

In connection with the hiring of Boston Common, effective as of the Implementation Date, the Fund (i) changed its name from AMG Managers Brandywine Fund to AMG Boston Common Global Impact Fund, (ii) made changes to its investment objective, principal investment strategies and principal risks, and (iii) replaced its primary benchmark index with the MSCI All Country World Index and removed its secondary and tertiary benchmark indices.

Also in connection with the hiring of Boston Common, the Board approved the following fee changes for the Fund, all of which will be implemented upon the effectiveness of the New Subadvisory Agreement and will result in the overall reduction of the Fund’s net expense ratios: (i) the management fee for the Fund will be reduced from 0.88% to 0.73%; (ii) a new contractual expense limitation agreement will take effect pursuant to which AMGF will agree, through at least February 1, 2023, to limit total annual operating expenses (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 0.93% of the Fund’s average daily net assets, subject to later reimbursement by the Fund in certain circumstances; and (iii) the shareholder servicing fees of up to 0.15% that Class I shares of the Fund are authorized to pay to financial intermediaries will be eliminated. AMGF pays a portion of the management fee to the Fund’s subadviser for its services.

The disposition of Fund securities in connection with the transition of the Fund’s investment objective and strategies is expected to cause the Fund to realize taxable income for U.S. federal income tax purposes. The Fund intends to make a special distribution to shareholders of all or a portion of such income. This distribution will be taxable to shareholders who hold their shares in a taxable account. See “Certain U.S. Federal Income Tax Matters” for further information.

In addition, effective as of the Implementation Date, the SAI is amended as follows:

All references to the name of the Fund shall refer to AMG Boston Common Global Impact Fund. All references to Friess and Friess of Delaware shall be deleted and all references to the subadviser to the Fund shall refer to Boston Common. All references to Scott W. Gates as the portfolio manager of the Fund shall be deleted and all references to the portfolio managers of the Fund shall refer to Corné Biemans, Praveen Abichandani, Matt Zalosh and Liz Su.

The third paragraph in the section titled “Additional Investment Policies” beginning on page 1 is deleted in its entirety.

The section titled “Additional Investment Policies – Investment Techniques and Associated Risks – (1) American Depositary Receipts” on page 3 is deleted and replaced with the following:

1)	Depositary Receipts

Global Depositary Receipts (“GDRs”) are negotiable certificates held in the bank of one country representing a specific number of shares of a stock traded on an exchange of another country. American Depositary Receipts (“ADRs”) are negotiable receipts issued by a United States bank or trust company, trade in U.S. markets and evidence ownership of securities in a foreign company which have been deposited with such bank or trust’s office or agent in a foreign country. European Depositary Receipts (“EDRs”) are European receipts evidencing a similar arrangement. Non-Voting Depositary Receipts (“NVDRs”) are trading instruments issued by the Thai NVDR Company Limited, a subsidiary wholly owned by The Stock Exchange of Thailand (the “SET”), intended to stimulate trading activity in the Thai stock market. NVDRs are automatically regarded as listed securities in the SET. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets. GDRs are receipts that may trade in U.S. or non-U.S. markets. Positions in GDRs, ADRs and EDRs are not necessarily denominated in the same currency as the common stocks into which they may be converted. With respect to investments in NVDRs, investors will receive all financial benefits, e.g., dividends and right issues, as if they had invested in a company’s ordinary shares, except that NVDR holders do not have the voting rights associated with the shares.

Investing in depositary receipts presents risks not present to the same degree as investing in domestic securities even though a Fund will purchase, sell and be paid dividends on depositary receipts in U.S. dollars. These risks include fluctuations in currency exchange rates, which are affected by international balances of payments and other economic and financial conditions; government intervention; speculation; and other factors. With respect to certain foreign countries, there is the possibility of expropriation or nationalization of assets, confiscatory taxation and political, social and economic instability. A Fund may be required to pay foreign withholding or other taxes on certain of its depositary receipts. A Fund may not be eligible to elect or may not elect to permit United States shareholders to claim a credit or deduction for U.S. federal income tax purposes to the extent of any foreign income taxes paid by the Fund. In such case, the foreign taxes paid or withheld will nonetheless reduce the Fund’s taxable income. See “Certain U.S. Federal Income Tax Matters” below. Unsponsored depositary receipts are offered by companies which are not prepared to meet either the reporting or accounting standards of the United States. While readily exchangeable with stock in local markets, unsponsored depositary receipts may be less liquid than sponsored depositary receipts. Additionally, there generally is less publicly available information with respect to unsponsored depositary receipts.

The fourth paragraph of the section titled “Management of the Funds – Investment Manager and Subadviser” beginning on page 29 is deleted and replaced with the following:

For its investment management services, the Investment Manager receives an investment management fee from each Fund. The Investment Manager uses a portion of the investment management fees it receives from each Fund to pay the subadvisory fees of the Subadviser that manages the assets of the Fund. Because each Subadviser is an affiliate of the Investment Manager, the Investment Manager indirectly benefits from the compensation received by the Subadviser.

The following is added to the end of the third paragraph of the section titled “Management of the Funds – Investment Management, Subadvisory and Sub-Subadvisory Agreements” beginning on page 30:

Notwithstanding the foregoing, with respect to AMG Boston Common Global Impact Fund, the interim Subadvisory Agreement, dated as of March 19, 2021, provides that it shall continue in effect until the earlier of (i) 150 days from the date of the Subadvisory Agreement or (ii) the approval of a subadvisory agreement between the Subadviser and the Investment Manager by a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). The Board of Trustees has approved the longer-term appointment of Boston Common as the subadviser to AMG Boston Common Global Impact Fund pursuant to a new subadvisory agreement between the Investment Manager and the Subadviser (the “New Boston Common Global Impact Fund Subadvisory Agreement”), and the submission of the New Boston Common Global Impact Fund Subadvisory Agreement to the Fund’s shareholders for approval. The interim Subadvisory Agreement with respect to AMG Boston Common Global Impact Fund may be terminated, without penalty, by vote of the Board of Trustees, by vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), by the Investment Manager, and by the Subadviser, in each case upon 60 days’ prior written notice to the other party. The interim Subadvisory Agreement terminates automatically in the event of assignment, as defined in the 1940 Act and the regulations thereunder.

The second and third sentences of the tenth paragraph of the section titled “Management of the Funds – Investment Management, Subadvisory and Sub-Subadvisory Agreements” beginning on page 30 are deleted and replaced with the following:

Each Subadvisory Agreement provides that the Subadviser shall not be subject to any liability for any act or omission, error of judgment, or mistake of law or for any loss suffered by the Investment Manager or the Trust in connection with the Subadvisory Agreement, except by reason of the Subadviser’s willful misfeasance, bad faith, or negligence in the performance of its duties, or by reason of the Subadviser’s reckless disregard of its obligations and duties under the Subadvisory Agreement.

The information relating to the Fund in the section titled “Management of the Funds – Portfolio Manager of the Funds” beginning on page 35 is deleted and the following is added as a new sub-section:

AMG Boston Common Global Impact Fund

Unless otherwise indicated, all information below is as of December 31, 2020.

Boston Common Asset Management, LLC (“Boston Common”)

Boston Common has served as Subadviser to AMG Boston Common Global Impact Fund since March 2021. Boston Common is located at 200 State Street, 7th Floor, Boston, Massachusetts 02109. As of December 31, 2020, Boston Common had assets under management of approximately $3.9 billion. The senior partners of Boston Common hold a majority of the equity of the firm. AMG holds a minority equity interest in Boston Common. Corné Biemans, Praveen Abichandani, Matt Zalosh and Liz Su are the portfolio managers jointly and primarily responsible for the day-to-day management of the Fund.

Other Accounts Managed by the Portfolio Managers

Portfolio Manager: Corné Biemans
Type of Account	Number Of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	3	$509	None	$0
Other Pooled Investment Vehicles	6	$1,550	None	$0
Other Accounts	389	$2,435	None	$0

Portfolio Manager: Praveen Abichandani
Type of Account	Number Of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	3	$509	None	$0
Other Pooled Investment Vehicles	8	$1,652	None	$0
Other Accounts	390	$2,450	None	$0

Portfolio Manager: Matt Zalosh
Type of Account	Number Of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	2	$460	None	$0
Other Pooled Investment Vehicles	8	$1,652	None	$0
Other Accounts	158	$1,448	None	$0

Portfolio Manager: Liz Su
Type of Account	Number Of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	None	$0	None	$0
Other Pooled Investment Vehicles	3	$151	None	$0
Other Accounts	11	$124	None	$0

Potential Material Conflicts of Interest

Actual or apparent material conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one investment account or in other circumstances. Portfolio managers of the Fund may be presented with potential conflicts of interests in the allocation of investment opportunities, the allocation of their time and investment ideas and the allocation of aggregated orders among the Fund’s account and other accounts managed by the portfolio managers, affiliated client accounts, and any accounts in which the portfolio managers may have personal investments. As described below, the portfolio managers participate in the 401(k) plan and have ownership interests in the firm and are entitled to a safe harbor contribution to the 401(k) plan and dividends proportionate to their respective ownership interests in the firm. Boston Common believes such inherent conflicts of interest in managing accounts for various clients are controlled and mitigated by Boston Common’s Trade Allocation Policy, Code of Ethics and other compliance policies and procedures to which the portfolio managers are subject.

Portfolio Manager Compensation

Portfolio managers are compensated with base salaries and bonuses consistent with industry standards. Salaries are not based on the performance of the Fund or its overall net assets. Portfolio managers each receive a bonus based on Boston Common’s profitability. Boston Common also allows the employees to participate in a self-directed 401(k) plan, which receives a safe harbor annual contribution from Boston Common’s income stream. Employees may invest in Boston Common’s investment strategies through the 401(k) plan so that the employees participate in the risks and rewards of the clients. From time to time, senior employees may receive ownership interest in the advisory firm and may receive dividends associated with such interest.

Portfolio Managers’ Ownership of Fund Shares

AMG Boston Common Global Impact Fund

Mr. Biemans: None

Mr. Abichandani: None

Mr. Zalosh: None

Ms. Su: None

Appendix B is deleted in its entirety and replaced with the following:

Appendix B

Boston Common Asset Management, LLC

Proxy Voting Policies and Procedures

I. GENERAL POLICY STATEMENT

Boston Common Asset Management, LLC (“Boston Common”) is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Its authority to vote proxies is derived from Rule 206(4)-6 under the Advisers Act, its advisory agreements and similar documents. Boston Common votes proxies on behalf of clients who have not specifically opted to retain those responsibilities. Boston Common votes proxies of accounts it manages directly, as well as the proxies of sub-advised accounts. As a registered investment adviser, Boston Common has a legal and fiduciary duty to act in the best interest of each client as determined, among other things, by the client’s investment objectives, Boston Common’s comprehensive social guidelines, and if applicable, the social responsibility guidelines set out in the client’s advisory agreement. As a socially responsible investment adviser, Boston Common engages in shareowner activism on behalf of clients, which may also include engaging in active dialogues with management or filing shareholder proposals.

II. PROXY VOTING GUIDELINES

Boston Common’s proxy voting guidelines are designed to promote best global corporate governance practices wherever possible. The guidelines advocate for increased board independence and diversity, disclosure, transparency and management accountability to shareowners. To achieve these objectives, Boston Common does not always vote with the recommendations of management.

Boston Common pays particular attention to nominations for boards of directors. For U.S. companies, Boston Common may vote against the election of the board of directors if there are not at least thirty-percent women and the board does not contain both a woman and a racial minority representative, or if the board is not comprised of a majority of independent directors. For non-U.S. companies, Boston Common may vote against the election of the board of directors if the board is not comprised of 1) at least 30% women in Canada and Australia, 2) at least 33% women in the UK, Ireland and Europe, 3) at least two women in India, 4) at least 40% women in France, Italy and Norway, and 5) at least one woman in all other regions. For non-U.S. companies, Boston Common may vote against the election of the board of directors if the board is not comprised of at least one racial minority in the UK, Ireland, Australia and Canada.

Boston Common carefully evaluates the merit of shareholder-sponsored resolutions and will likely vote in favor of resolutions that encourage management to increase disclosure, board independence and diversity, and transparency and accountability on corporate governance, social, and environmental issues. For example, Boston Common generally supports resolutions requiring increased disclosure on a company’s policies and practices relating to the environment, executive compensation, human rights, and labor and employment. Boston Common also files shareholder proposals related to these issues on behalf of its clients. Boston Common may vote against any item that would tend to give a company’s management a “blank check” or that would encourage the entrenchment of management. Examples include classified boards, restrictions against cumulative voting, establishment of different classes of stock, excessive compensation, poor stewardship, golden parachutes, or any activity that could be viewed as a “poison pill” maneuver. This would also include proposals that seek to expand the number of options, re-price options, or other actions that would excessively dilute common stock shares.

There may be instances in which Boston Common will not vote proxies. This may happen, for example, if a portfolio holds foreign securities and the cost of voting the securities is prohibitively expensive. Boston Common will weigh the costs and benefits of voting on foreign companies’ proxy proposals and will make an informed decision as to whether voting a given proxy is prudent and in clients’ interests. As part of this determination, it will consider whether the effect of all of clients’ votes on the value of the investment will outweigh the cost of voting.

a. Conflicts of Interest

Boston Common’s policy is to resolve any conflicts of interest to the clients’ benefit. Boston Common’s Proxy Committee is consulted if a question or potential conflict arises between Boston Common and its client. Boston Common also uses its proxy administrator, ISS—Institutional Shareholder Services, to vote proxies according to specific, pre-determined guidelines. The retention of ISS—Institutional Shareholder Services is one way in which Boston Common resolves potential conflicts between its interests and those of its clients.

b. ERISA Clients

Using ISS—Institutional Shareholder Services and the guidelines provided to it, Boston Common votes proxies as the fiduciary of ERISA clients’ assets unless the plan’s fiduciary has specifically retained the right to vote proxies. As is the case with all its clients, Boston Common votes proxies for ERISA clients for the clients’ benefit. Boston Common’s duties in voting proxies for ERISA clients include the duty of loyalty, prudence, compliance with the plan, and a duty to avoid prohibited transactions.

III. PROXY VOTING PROCEDURES

Boston Common has adopted the following procedures, which it believes are reasonably designed to ensure that proxies are voted in the best interests of clients and in accordance with its fiduciary duties and Rule 206(4)-6 under the Advisers Act.

a. Boston Common’s Proxy Committee has oversight of the firm’s proxy voting policies and procedures. At least annually, the Proxy Committee shall review and approve Boston Common’s proxy voting policies and procedures and any updates thereto.

b. The Chief Compliance Officer will develop and authorize Boston Common’s proxy voting policies and procedures, subject to the initial approval of the Proxy Committee. These procedures will be implemented by the Chief Compliance Officer or by Boston Common personnel under the supervision of the Chief Compliance Officer. These procedures include:

i. Providing a copy of these Proxy Policies and Procedures to relevant Boston Common personnel;

ii. Providing all new clients with a copy of these Proxy Voting Policies and Procedures;

iii. Ensuring that the allocation of proxy voting responsibility between Boston Common and the client is clearly established and documented in the client intake process;

iv. Overseeing the process by which client accounts are properly set up with ISS—Institutional Shareholder Services and the client’s custodian bank;

v. Coordinating with ISS—Institutional Shareholder Services;

vi. Providing ISS—Institutional Shareholder Services with guidelines for voting client proxies;

vii. As applicable, overseeing the process by which Boston Common personnel vote proxies in override situations, to ensure proxies are being voted in accordance with any special restrictions imposed by the client;

viii. Responding to client requests for documentation showing how their proxies were voted, maintaining a log of such requests and maintaining copies of communications with clients regarding proxy voting.

The Chief Compliance Officer, or his or her delegate, shall ensure that pursuant to Rule 204-2(c) of the Advisers Act, Boston Common (or as to items (ii) and (iii), ISS—Institutional Shareholder Services on Boston Common’s behalf), retains the following documents:

i. A copy of Boston Common’s Proxy Voting Policies and Procedures, as amended from time to time;

ii. Proxy statements received regarding client securities;

iii. A record of each vote cast; and

iv. A copy of any document created by Boston Common that (a) was material to a decision on how to vote a proxy; or (b) memorializes the basis for that decision.

These documents will be kept in an easily accessible place for a period of five years, the first two in the offices of Boston Common.

The Director of Shareowner Engagement and members of the ESG Team will determine how proxy issues should be the voted. These decisions will be made in accordance with Boston Common’s comprehensive social guidelines. The Director of Shareowner Engagement and the ESG Team will periodically consult with Boston Common’s portfolio managers and analysts to avoid potential conflicts of interest between social and economic issues. These consultations will take place at meetings of Boston Common’s investment team and notes will be maintained of these meetings.

The Chief Compliance Officer will work with ISS – Institutional Shareholder Services to obtain an official proxy voting record for Boston Common’s registered investment companies. The Chief Compliance Officer will coordinate with the Fund Administration group of each mutual fund to coordinate the filing of such record with the SEC on Form N-PX.

IV. Disclosure to Clients

A copy of the Boston Common’s proxy policies and procedures, as updated from time to time, are available upon request.

V. Proxy Voting Vendor Oversight

Boston Common’s proxy vendor, ISS – Institutional Shareholder Services, will be included in the annual compliance vendor due diligence review. Boston Common will review the due diligence package prepared by ISS which includes a disclosure of the firm’s Conflicts Policy, Affiliated Relationships and Form ADV, among other items.

In addition, effective if and when the New Subadvisory Agreement takes effect, the SAI is amended as follows:

The following replaces similar disclosure in the first paragraph in the section titled “Management of the Funds – Compensation of the Investment Manager and the Subadviser” beginning on page 33:

As compensation for the investment management services rendered and related expenses under the Management Agreement, AMG Boston Common Global Impact Fund has agreed to pay the Investment Manager an investment management fee equal to 0.73% of the value of the net assets of the Fund.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

Filed pursuant to 497(e)

File Nos. 033-44909 and 811-06520

AMG FUNDS I

AMG FQ Long-Short Equity Fund

Supplement dated March 19, 2021 to the Statement of Additional Information, dated February 1, 2021

The following information supplements and supersedes any information to the contrary relating to AMG FQ Long-Short Equity Fund (the “Fund”), a series of AMG Funds I (the “Trust”), contained in the Fund’s Statement of Additional Information (the “SAI”), dated as noted above.

At a meeting held on March 17-18, 2021 (the “Meeting”), the Trust’s Board of Trustees (the “Board”) approved the appointment of River Road Asset Management, LLC (“River Road” or the “Subadviser”) as the subadviser to the Fund on an interim basis to replace First Quadrant, L.P. (“First Quadrant”), effective on or about March 22, 2021 (the “Implementation Date”). The appointment of River Road is pursuant to an interim subadvisory agreement between AMG Funds LLC (“AMGF”) and River Road (the “Interim Subadvisory Agreement”), to be effective until the earlier of 150 days after the termination of the existing subadvisory agreement between AMGF and First Quadrant with respect to the Fund (the “Existing Subadvisory Agreement”), which is expected to occur on March 22, 2021, or the approval of a new subadvisory agreement between AMGF and River Road by the Board and Fund shareholders. At the Meeting, the Board also approved the longer-term appointment of River Road as the subadviser to the Fund, a new subadvisory agreement between AMGF and River Road (the “New Subadvisory Agreement”), and the submission of the New Subadvisory Agreement to Fund shareholders for approval. The rate of compensation to be received by River Road under the Interim Subadvisory Agreement approved by the Board is lower than the rate of compensation that First Quadrant would have received under the Existing Subadvisory Agreement.

In connection with the hiring of River Road, effective as of the Implementation Date, the Fund (i) changed its name from AMG FQ Long-Short Equity Fund to AMG River Road Large Cap Value Select Fund, (ii) made changes to its principal investment strategies and principal risks, and (iii) replaced its primary benchmark index with the Russell 1000® Value Index and removed its secondary benchmark index.

Also in connection with the hiring of River Road, the Board approved the following fee changes for the Fund, all of which will be implemented upon the effectiveness of the New Subadvisory Agreement and will result in the overall reduction of the Fund’s net expense ratios: (i) the Fund’s existing contractual expense limitation agreement with AMGF will be replaced with a new contractual expense limitation agreement with AMGF pursuant to which AMGF will agree, through at least March 1, 2023, to limit total annual operating expenses (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 0.60% of the Fund’s average daily net assets, subject to later reimbursement by the Fund in certain circumstances; and (ii) the amount of shareholder servicing fees Class I shares of the Fund are authorized to pay to financial intermediaries will be decreased from 0.10% to 0.05%.

The disposition of Fund securities in connection with the transition of the Fund’s investment objective and strategies is expected to cause the Fund to realize taxable income for U.S. federal income tax purposes. The Fund may make a special distribution to shareholders of all or a portion of such income and any other undistributed income for the current taxable year. This distribution will be taxable to shareholders who hold their shares in a taxable account. See “Certain U.S. Federal Income Tax Matters” for further information.

In addition, effective as of the Implementation Date, the SAI is amended as follows:

All references to the name of the Fund shall refer to AMG River Road Large Cap Value Select Fund. All references to First Quadrant shall be deleted and all references to the subadviser to the Fund shall refer to River Road. All references to Jia Ye and David Chrisman as portfolio managers of the Fund shall be deleted and all references to the portfolio managers of the Fund shall refer to Matthew W. Moran, CFA and Daniel R. Johnson, CFA, CPA.

The section titled “Additional Investment Policies – Investment Techniques and Associated Risks – (3) Cash Equivalents” on page 4 is revised to add the following types of securities and instruments that may be purchased by the Fund to the extent such investments are permitted by applicable law:

Bank Obligations. A Fund may purchase obligations of domestic and foreign banks and foreign branches of domestic banks. Banks are subject to extensive governmental regulations. These regulations place limitations on the amounts and types of loans and other financial commitments which may be made by the bank and the interest rates and fees which may be charged on these loans and commitments. The profitability of the banking industry depends on the availability and costs of capital funds for the purpose of financing loans under prevailing money market conditions. General economic conditions also play a key role in the operations of the banking industry. Exposure to credit losses arising from potential financial difficulties of borrowers may affect the ability of the bank to meet its obligations under a letter of credit.

The eighth and ninth paragraphs of the section titled “Additional Investment Policies – Investment Techniques and Associated Risks – (6) Derivative Instruments – Limitations on Use of Futures and Options on Futures” beginning on page 7 are deleted and replaced with the following:

AMG FQ Global Risk-Balanced Fund is a commodity pool under the Commodity Exchange Act (the “CEA”) and the Investment Manager is registered as a “commodity pool operator” under the CEA with respect to the Fund. As a result, additional CFTC-mandated disclosure, reporting and recordkeeping obligations apply with respect to the Fund. Compliance with the CFTC’s regulatory requirements could increase Fund expenses, adversely affecting the Fund’s total return.

As of the date of this SAI, the Funds (other than AMG FQ Global Risk-Balanced Fund) is operated by a person, the Investment Manager, who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”) pursuant to Rule 4.5 thereunder (the “exclusion”) promulgated by the CFTC (with respect to the Funds (other than AMG FQ Global Risk-Balanced Fund)). Accordingly, the Investment Manager (with respect to the Funds (other than AMG FQ Global Risk-Balanced Fund)) is not subject to registration or regulation as a “commodity pool operator” under the CEA. To remain eligible for the exclusion, each of the Funds (other than AMG FQ Global Risk-Balanced Fund) will be limited in its ability to use any commodity interests, and in the manner in which it holds out its use of such commodity interests. In the event that a Fund’s investments in commodity interests are not within the thresholds set forth in the exclusion, the Investment Manager may be required to register as a “commodity pool operator” and/or “commodity trading advisor” with the CFTC with respect to that Fund. The Investment Manager’s eligibility to claim the exclusion with respect to a Fund will be based upon, among other things, the level and scope of the Fund’s investment in commodity interests, the purposes of such investments and the manner in which the Fund holds out its use of commodity interests. Each Fund’s ability to invest in commodity interests (including, but not limited to, futures and swaps on broad-based securities indexes and interest rates) is limited by the Investment Manager’s intention to operate the Fund in a manner that would permit the Investment Manager to continue to claim the exclusion under Rule 4.5, which may adversely affect the Fund’s total return. In the event the Investment Manager becomes unable to rely on the exclusion in Rule 4.5 and is required to register with the CFTC as a commodity pool operator with respect to a Fund, the Fund’s expenses may increase, adversely affecting the Fund’s total return.

The section titled “Additional Investment Policies – Investment Techniques and Associated Risks” beginning on page 2 is revised to add the following additional types of securities and instruments that may be purchased by the Fund to the extent such investments are permitted by applicable law:

Convertible Securities

A Fund may invest in convertible securities, subject to any restrictions set forth in the Prospectus and this SAI. Convertible securities include bonds, debentures, notes, preferred stock or other securities that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. Convertible securities are usually subordinated to comparable tier non-convertible securities but rank senior to common stock in a corporation’s capital structure.

The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted into the underlying common stock. Convertible securities are typically issued by smaller capitalized companies, whose stock prices may be volatile. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that non-convertible debt does not. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which could have an adverse effect on a Fund’s ability to achieve its investment objective.

Publicly Traded Partnerships

Publicly traded partnerships are generally limited partnerships (or limited liability companies), the units of which may be listed and traded on a securities exchange or are readily tradable on a secondary market (or its substantial equivalent). Although publicly traded partnerships are generally taxable as corporations, the Funds may invest in certain publicly traded partnerships, including master limited partnerships (“MLPs”), that qualify for treatment as partnerships for federal income tax purposes pursuant to certain limited exceptions under the Code. A Fund’s investments in such entities may be limited by the Fund’s intention to qualify as a regulated investment company and can bear on the Fund’s ability to qualify as such. See “Certain U.S. Federal Income Tax Matters.” Many MLPs derive income and gain from the exploration, development, mining or production, processing, refining, transportation or marketing of any mineral or natural resource or from real property. The value of MLP units fluctuates predominantly based on prevailing market conditions and the success of the MLP. The Funds may purchase common units of an MLP on an exchange as well as directly from the MLP or other parties in private placements. Unlike owners of common stock of a corporation, owners of common units of an MLP have limited voting rights and have no ability to annually elect directors. MLPs generally distribute all available cash flow (cash flow from operations less maintenance capital expenditures) in the form of quarterly distributions, but a Fund will be required to include in its taxable income its allocable share of the MLP’s income regardless of whether any distributions are made by the MLP. Thus, if the distributions received by a Fund are less than that Fund’s allocable share of the MLP’s income, the Fund may be required to sell other securities so that it may satisfy the requirements to qualify as a regulated investment company and avoid federal income and excise taxes. Common units typically have priority as to minimum quarterly distributions. In the event of liquidation, common units have preference over subordinated units, but not debt or preferred units, to the remaining assets of the MLP.

An investment in MLP units involves some risks that differ from an investment in the common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. Holders of MLP units of a particular MLP are also exposed to a remote possibility of liability for the obligations of that MLP under limited circumstances not expected to be applicable to the Funds. A Fund will not acquire any interests in MLPs that are believed to expose the assets of a Fund to liabilities incurred by the MLP. In addition, the value of a Fund’s investment in MLPs depends largely on the MLPs being treated as partnerships for federal income tax purposes. If an MLP does not meet certain federal income tax requirements to maintain partnership status, or if it is unable to do so because of tax law changes, it would be taxed as a corporation. In that case, the MLP would be obligated to pay income tax at the entity level and distributions received by a Fund generally would be taxed as dividend income. As a result, there could be a reduction in a Fund’s cash flow and there could be a material decrease in the value of that Fund’s shares.

Unit Investment Trusts

A Unit Investment Trust (“UIT”) is a type of investment company. Investments in UITs are subject to regulations limiting a Fund’s acquisition of investment company securities. Standard and Poor’s Depositary Receipts (“SPDRs”), DIAMONDS, MDYs and similar investments are interests in UITs that may be obtained directly from the UIT or purchased in the secondary market. SPDRs consist of a portfolio of securities substantially similar to the component securities of the Standard and Poor’s 500 Composite Stock Price Index. DIAMONDS and MDYs consist of a portfolio of securities substantially similar to the component securities of the Dow Jones Industrial Average and of the Standard and Poor’s MidCap 400 Index, respectively.

The price of a UIT interest is derived and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of a UIT interest is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for UITs is based on a basket of stocks. Disruptions in the markets for the securities underlying UITs purchased or sold by a Fund could result in losses on UITs. Trading in UITs involves risks similar to the risks, involved in the writing of options on securities, described above under “Derivative Instruments—Options.”

Interests in UITs are not individually redeemable, except upon termination of the UIT. To redeem, a Fund must accumulate a certain amount of UIT interests. The liquidity of small holdings of UITs, therefore, depends upon the existence of a secondary market. Upon redemption of a UIT interest, a Fund receives securities and cash identical to the deposit required of an investor wishing to purchase a UIT interest that day.

Unit Trusts

Unit trusts are pooled investment vehicles located outside the United States that are operated similarly to mutual funds in the United States. In a unit trust, an asset management firm solicits a pool of capital from investors by issuing a specific quantity of shares and uses the capital for professional investments. An investment in units of a unit trust is subject to risks similar to those applicable to an investment in an open-end mutual fund, including that market risk, which is the risk that the market value of the trust’s investments could decline as a result of business, economic, political or other factors, resulting in a decline in the trust’s NAV. When a Fund invests in units of a unit trust, shareholders of the Fund bear their proportionate share of the trust’s fees and expenses, as well as their share of the Fund’s fees and expenses. In addition, an investment in units of a unit trust is subject to general foreign securities risks, including currency risk, and may be less liquid than an investment in a U.S. mutual fund.

The section titled “Additional Investment Policies – Non-Fundamental Investment Restrictions of AMG FQ Global Risk-Balanced Fund and AMG FQ Long-Short Equity Fund” on page 32 is revised to reflect that the non-fundamental investment restriction (i.e., “the Fund may not (except as noted) purchase securities on margin, provided that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities, except that the Fund may make margin deposits in connection with futures contracts”) no longer applies to the Fund.

The first three sentences of the second paragraph of the section titled “Management of the Funds – Subadviser” on page 48 is deleted and replaced with the following:

For its investment management services, the Investment Manager receives an investment management fee from each Fund. The Investment Manager uses a portion of the investment management fees it receives from each Fund to pay the subadvisory fees of the Subadviser that manages the assets of the Fund. Because each Subadviser is an affiliate of the Investment Manager, the Investment Manager indirectly benefits from the compensation received by the Subadviser.

The following is added to the end of the third paragraph of the section titled “Management of the Funds – Investment Management and Subadvisory Agreements” beginning on page 48:

Notwithstanding the foregoing, with respect to AMG River Road Large Cap Value Select Fund, the interim Subadvisory Agreement provides that it shall continue in effect until the earlier of (i) 150 days from the date of the Subadvisory Agreement or (ii) the approval of a subadvisory agreement between the Subadviser and the Investment Manager by a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). The Board of Trustees has approved the longer-term appointment of River Road as the subadviser to AMG River Road Large Cap Value Select Fund pursuant to a new subadvisory agreement between the Investment Manager and the Subadviser (the “New Large Cap Value Select Fund Subadvisory Agreement”), and the submission of the New Large Cap Value Select Fund Subadvisory Agreement to the Fund’s shareholders for approval. The interim Subadvisory Agreement with respect to AMG River Road Large Cap Value Select Fund may be terminated, without penalty, by vote of the Board of Trustees, by vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), by the Investment Manager, and by the Subadviser, in each case upon 60 days’ prior written notice to the other party.

The following is added to the end of the fifteenth paragraph of the section titled “Management of the Funds – Investment Management and Subadvisory Agreements” beginning on page 48:

Notwithstanding the foregoing, the Subadvisory Agreement with respect to AMG River Road Large Cap Value Select Fund provides that the Subadviser shall not be subject to any liability for any act or omission, error of judgment, or mistake of law or for any loss suffered by the Investment Manager or the Trust in connection with the Subadvisory Agreement, except by reason of the Subadviser’s willful misfeasance, bad faith, or negligence in the performance of its duties, or by reason of the Subadviser’s reckless disregard of its obligations and duties under the Subadvisory Agreement.

The existing information relating to AMG FQ Long-Short Equity Fund in the section titled “Management of the Funds – Portfolio Managers of the Funds” beginning on page 53 is deleted and the following is added as a new sub-section at the end of the section:

AMG River Road Large Cap Value Select Fund

Unless otherwise indicated, all information below is as of December 31, 2020.

River Road Asset Management, LLC (“River Road”)

River Road has served as Subadviser to AMG River Road Large Cap Value Select Fund since March 2021. AMG holds an indirect, majority equity interest in River Road and River Road’s senior management team holds a substantial minority equity interest in River Road. As of December 31, 2020, River Road’s assets under management totaled approximately $7.36 billion. Matthew W. Moran, CFA and Daniel R. Johnson, CFA, CPA are the portfolio managers jointly and primarily responsible for the day-to-day management of AMG River Road Large Cap Value Select Fund.

Other Accounts Managed by the Portfolio Managers

Portfolio Manager: Matthew W. Moran, CFA
Type of Account	Number Of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	1	$18	None	$0
Other Pooled Investment Vehicles	1	$67	None	$0
Other Accounts	12	$4	None	$0

Portfolio Manager: Daniel R. Johnson, CFA, CPA
Type of Account	Number Of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	1	$18	None	$0
Other Pooled Investment Vehicles	1	$67	None	$0
Other Accounts	12	$4	None	$0

Potential Material Conflicts of Interest

The portfolio managers for each Fund manage multiple accounts, including their respective Fund. The portfolio managers make decisions for each account based on the investment objectives, policies, practices and other relevant investment considerations that the portfolio managers believe are applicable to that account. Consequently, the portfolio managers may purchase securities for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. A portfolio manager may place transactions on behalf of other accounts that are contrary to investment decisions made on behalf of a Fund, or make investment decisions that are similar to those made for a Fund, both of which have the potential to adversely affect the price paid or received by a Fund or the size of the security position obtainable for a Fund. River Road has adopted policies and procedures that it believes are reasonably designed to address the conflicts associated with managing multiple accounts for multiple clients, including long only and long-short products, although there can be no assurance that such policies and procedures will adequately address such conflicts.

Portfolio Manager Compensation

Compensation for portfolio managers includes an annual fixed base salary and a potential performance-based bonus. All portfolio managers also own equity in the firm, which entitles them to a portion of the firm’s profits.

Portfolio Managers’ Ownership of Fund Shares

AMG River Road Large Cap Value Select Fund

Mr. Moran: None

Mr. Johnson: None

The following is added as Appendix C.

APPENDIX C

RIVER ROAD ASSET MANAGEMENT, LLC

PROXY VOTING

Policy. River Road Asset Management, LLC’s (“River Road”) exercises discretionary voting authority over proxies issued on securities held in client accounts unless the client has explicitly reserved voting authority. River Road, as a matter of policy and as a fiduciary to our clients, has responsibility for voting proxies for client securities consistent with the best economic interests of the clients. River Road maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting. River Road has established the Proxy Voting Policy Committee for establishing voting guidelines and reviewing proxy related issues. River Road’s Compliance Department oversees the operational and procedural aspects of the proxy voting process. Additionally, to help discharge its duties, River Road uses Glass Lewis & Co. (“Glass Lewis”) as its voting agent. Glass Lewis performs the following services:

•	provides analysis of proxy proposals,

•	tracks and receives proxies for which River Road clients are entitled to vote,

•	votes the proxies as directed by River Road; and,

•	compiles and provides client voting records.

Voting Process. River Road will generally instruct Glass Lewis to vote proxies pursuant to guidelines adopted by the Proxy Voting Policy Committee at the beginning of each year. If the Glass Lewis/River Road policy recommendation and the management recommendation for all votes on a ballot are the same, the Compliance Department will typically vote accordingly. There are limited instances where River Road has (and may in the future) vote differently from the policy and management recommendation. If the Glass Lewis/River Road policy recommendation and management recommendation are different for a particular vote, an investment team member (in consultation with the portfolio manager) is responsible for reviewing the proxy paper and making the appropriate vote decision based on this policy. Where the investment team member decides to vote differently from the Glass Lewis/River Road policy recommendation, they must document the rationale and prior approval of the Compliance Department is obtained.

Conflicts of Interest. River Road has eliminated most conflicts of interest by using an independent third party (Glass Lewis) that votes pursuant to the guidelines adopted by the Proxy Voting Policy Committee or in accordance with River Road’s direction based on the above process. In cases where River Road believes there may be an actual or perceived conflict of interest, River Road requires additional steps that may include the following:

i.	documenting the potential conflict of interest;

ii.	obtaining the prior approval of a Co-Chief Investment Officer and the Chief Compliance Officer;

iii.	obtaining Proxy Voting Policy Committee review or approval;

iv.	deferring to the voting recommendation of a third party;

v.	voting pursuant to client direction (following disclosure of the conflict);

vi.	abstaining from voting;

vii.	voting reflectively (in the same proportion and manner as other shareholders); or,

viii.	taking such other action as necessary to protect the interests of clients.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

Filed pursuant to 497(e)

File Nos. 033-44909 and 811-06520

AMG FUNDS I

AMG Managers Emerging Opportunities Fund

Supplement dated March 19, 2021 to the Statement of Additional Information, dated February 1, 2021

The following information supplements and supersedes any information to the contrary relating to AMG Managers Emerging Opportunities Fund (the “Fund”), a series of AMG Funds I (the “Trust”), contained in the Fund’s Statement of Additional Information (the “SAI”), dated as noted above.

At a meeting held on March 17-18, 2021 (the “Meeting”), the Trust’s Board of Trustees (the “Board”) approved the appointment of Veritas Asset Management LLP (“Veritas” or the “Subadviser”) as the subadviser to the Fund on an interim basis to replace Next Century Growth Investors LLC, WEDGE Capital Management L.L.P. and RBC Global Asset Management (U.S.) Inc. (each, an “Existing Subadviser” and together, the “Existing Subadvisers”), effective May 21, 2021 (the “Implementation Date”). The appointment of Veritas is pursuant to an interim subadvisory agreement between AMG Funds LLC (“AMGF”) and Veritas (the “Interim Subadvisory Agreement”), to be effective until the earlier of 150 days after the termination of the existing subadvisory agreement between AMGF and each Existing Subadviser with respect to the Fund (each, an “Existing Subadvisory Agreement” and together, the “Existing Subadvisory Agreements”), which will occur on May 21, 2021, or the approval of a new subadvisory agreement between AMGF and Veritas by the Board and Fund shareholders. At the Meeting, the Board also approved the longer-term appointment of Veritas as the subadviser to the Fund, a new subadvisory agreement between AMGF and Veritas (the “New Subadvisory Agreement”), and the submission of the New Subadvisory Agreement to Fund shareholders for approval. The rate of compensation to be received by Veritas under the Interim Subadvisory Agreement approved by the Board is lower than the rate of compensation that each Existing Subadviser receives under the applicable Existing Subadvisory Agreement.

In connection with the hiring of Veritas, effective as of the Implementation Date, the Fund will (i) change its name from AMG Managers Emerging Opportunities Fund to AMG Veritas China Fund, (ii) make changes to its principal investment strategies and principal risks, and (iii) replace its primary benchmark index with the MSCI China Index and remove its secondary benchmark index.

Also in connection with the hiring of Veritas, the Board approved the following fee changes for the Fund, all of which will be implemented upon the effectiveness of the New Subadvisory Agreement and will result in the overall reduction of the Fund’s net expense ratios: (i) the management fee for the Fund will be reduced from 0.74% to 0.71%; and (ii) the Fund’s existing contractual expense limitation agreement with AMGF will be replaced with a new contractual expense limitation agreement with AMGF pursuant to which AMGF will agree, through at least March 1, 2023, to limit total annual operating expenses (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 0.93% of the Fund’s average daily net assets, subject to later reimbursement by the Fund in certain circumstances. AMGF pays a portion of the management fee to the Fund’s subadviser for its services.

The disposition of Fund securities in connection with the transition of the Fund’s investment objective and strategies is expected to cause the Fund to realize taxable income for U.S. federal income tax purposes. The Fund intends to make a special distribution to shareholders of all or a portion of such income and any other undistributed income for the current taxable year. This distribution will be taxable to shareholders who hold their shares in a taxable account. See “Certain U.S. Federal Income Tax Matters” for further information.

In addition, effective as of the Implementation Date, the SAI is amended as follows:

All references to the name of the Fund shall refer to AMG Veritas China Fund. All references to the Existing Subadvisers shall be deleted and all references to the subadviser to the Fund shall refer to Veritas. All references to Thomas Press, Robert Scott, Peter Capouch, Kat Doerring and Thomas Dignard (Next Century

Growth Investors LLC), Andrei Bolshakov and Monika LaRiche (WEDGE Capital Management L.L.P.), and Lance James and George Prince (RBC Global Asset Management (U.S.) Inc.) as portfolio managers of the Fund shall be deleted and all references to the portfolio manager of the Fund shall refer to Ezra Sun.

The section titled “Additional Investment Policies – Investment Techniques and Associated Risks” beginning on page 2 is revised to reflect that the Fund may purchase the following types of securities and instruments: Corporate and Other Debt Securities.

The section titled “Additional Investment Policies – Investment Techniques and Associated Risks” beginning on page 2 is revised to reflect that the Fund may no longer purchase the following types of securities and instruments: Below Investment Grade Debt Securities; Collateralized Debt Obligations; Inflation-Linked Bonds; Inverse Floating Obligations; Mortgage-Related Securities; Municipal Securities; Obligations of Domestic and Foreign Banks; Pay-In-Kind Bonds; Short Sales; Variable and Floating Rate Securities and Participation Interests; and Zero Coupon Securities.

The section titled “Additional Investment Policies – Investment Techniques and Associated Risks – (9) Depositary Receipts” beginning on page 8 is deleted and replaced with the following:

(9) Depositary Receipts

Global Depositary Receipts (“GDRs”) are negotiable certificates held in the bank of one country representing a specific number of shares of a stock traded on an exchange of another country. American Depositary Receipts (“ADRs”) are negotiable receipts issued by a United States bank or trust company, trade in U.S. markets and evidence ownership of securities in a foreign company which have been deposited with such bank or trust’s office or agent in a foreign country. European Depositary Receipts (“EDRs”) are European receipts evidencing a similar arrangement. Non-Voting Depositary Receipts (“NVDRs”) are trading instruments issued by the Thai NVDR Company Limited, a subsidiary wholly owned by The Stock Exchange of Thailand (the “SET”), intended to stimulate trading activity in the Thai stock market. NVDRs are automatically regarded as listed securities in the SET. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets. GDRs are receipts that may trade in U.S. or non-U.S. markets. Positions in GDRs, ADRs and EDRs are not necessarily denominated in the same currency as the common stocks into which they may be converted. With respect to investments in NVDRs, investors will receive all financial benefits, e.g., dividends and right issues, as if they had invested in a company’s ordinary shares, except that NVDR holders do not have the voting rights associated with the shares.

Investing in depositary receipts presents risks not present to the same degree as investing in domestic securities even though a Fund will purchase, sell and be paid dividends on depositary receipts in U.S. dollars. These risks include fluctuations in currency exchange rates, which are affected by international balances of payments and other economic and financial conditions; government intervention; speculation; and other factors. With respect to certain foreign countries, there is the possibility of expropriation or nationalization of assets, confiscatory taxation and political, social and economic instability. A Fund may be required to pay foreign withholding or other taxes on certain of its depositary receipts. A Fund may not be eligible to elect or may not elect to permit United States shareholders to claim a credit or deduction for U.S. federal income tax purposes to the extent of any foreign income taxes paid by the Fund. In such case, the foreign taxes paid or withheld will nonetheless reduce the Fund’s taxable income. See “Certain U.S. Federal Income Tax Matters” below. Unsponsored depositary receipts are offered by companies which are not prepared to meet either the reporting or accounting standards of the United States. While readily exchangeable with stock in local markets, unsponsored depositary receipts may be less liquid than sponsored depositary receipts. Additionally, there generally is less publicly available information with respect to unsponsored depositary receipts.

In the section titled “Additional Investment Policies – Investment Techniques and Associated Risks – (10) Derivative Instruments” beginning on page 9, the last sentence of the third paragraph of the sub-section titled “Options” is deleted and replaced with the following:

AMG Frontier Small Cap Growth Fund will commit no more than 5% of its net assets to premiums when purchasing call options.

In the section titled “Additional Investment Policies – Investment Techniques and Associated Risks – (10) Derivative Instruments” beginning on page 9, the last sentence of the fourth paragraph of the sub-section titled “Options” is deleted and replaced with the following:

AMG Frontier Small Cap Growth Fund will commit no more than 5% of its net assets to premiums when purchasing put options.

In the section titled “Additional Investment Policies – Investment Techniques and Associated Risks – (10) Derivative Instruments” beginning on page 9, the last sentence of the sixth paragraph of the sub-section titled “Options” is deleted and replaced with the following:

For AMG Frontier Small Cap Growth Fund, the aggregate value of the securities underlying call options, as of the date of the sale of options, will not exceed 5% of the Fund’s net assets.

The following is added at the end of the sub-section titled “Additional Investment Policies – Investment Techniques and Associated Risks – (11) Emerging Market Securities” on page 28:

Greater China. A Fund may purchase or obtain investment exposure to renminbi-denominated securities traded on exchanges located in the People’s Republic of China (“PRC”), such as equity securities traded on the Shanghai Stock Exchange and the Shenzhen Stock Exchange (“China A-Shares”), through a variety of mutual market access programs (collectively, “China Connect”) that enable foreign investment in PRC exchange-traded securities via investments made in Hong Kong or other locations that may in the future have China Connect programs with the PRC. Examples of China Connect programs include the Shanghai-Hong Kong Stock Connect and the Shenzhen-Hong Kong Stock Connect Program. The Fund may also invest indirectly in China A-Shares through China A Shares Access Products (“CAAPs”), such as participatory notes, and/or through collective investment schemes directly investing in China A-Shares through qualified foreign institutional investors (“QFIIs”) or Renminbi QFIIs (“RQFIIs”). The Fund may also invest in other investments including “H shares” of companies incorporated in Mainland China and listed on the Hong Kong Stock Exchange and other foreign exchanges. Trades do not cross between the Shanghai and Shenzhen stock exchanges and a separate broker is assigned for each exchange. If a Fund rebalances across both exchanges, the Fund must trade out of stocks listed on one exchange with a broker and trade into stocks on the other exchange with a separate broker. As a result, the Fund may incur additional fees.

Investments in Chinese securities are subject to various risks. In particular, the PRC exchanges have lower trading volumes, the market capitalizations of companies listed on these exchanges are generally smaller, the securities listed on these exchanges are less liquid and may experience materially greater volatility, and government supervision and regulation of the PRC securities markets are less developed than in the United States and other developed markets. The PRC government continues to exercise significant control over the PRC’s economy, and any changes to existing policies and new reform-oriented policies and measures, which are often unprecedented or experimental, could negatively impact the Fund’s investments in Chinese securities. The PRC government has frequently and significantly intervened in domestic securities markets, in particular the markets for China A-Shares, and may do so in the future. These interventions may be introduced suddenly and in response to market conditions. Measures have included price supports, bans on short selling and limits and bans on selling securities in general. These measures may not have the desired effect and may have a negative impact on a Fund’s PRC investments. As a result of these measures, from time to time, a Fund may not be able to sell securities of PRC companies at the desired time or price, and quoted prices for securities of PRC companies may not reflect actual market prices. The PRC government has also implemented, and may implement in the future, various measures to control inflation, which if unsuccessful, may negatively impact the PRC economy. The PRC legal system is still developing, and laws, regulations (including those allowing QFIIs to invest in China A-Shares), government policies and the political and economic climate in the PRC may change with little or no advance notice. Any such change could adversely affect market conditions. The QFII rules provide the China Securities Regulatory Commission and the State Administration of Foreign Exchange of China wide discretion to interpret them, leaving a considerable amount of uncertainty. The application of the tax laws and regulations of the PRC to income, including capital gains, derived from certain investments of a Fund remains unclear, and may well continue to evolve, possibly with retroactive effect. Any taxes imposed on the investments of the Fund pursuant to such laws and regulations will reduce the Fund’s overall returns. Some PRC companies may have less-established shareholder governance and disclosure standards. Accounting, auditing, financial and other reporting standards, practices and disclosure requirements applicable to PRC companies are different, sometimes in fundamental ways, from those applicable to companies in the United States and other developed markets.

China Stock Connect Programs. The risks noted here are in addition to the risks described above. There are significant risks inherent in investing in China A-Shares through China Connect. The China Connect programs are relatively new. There can be no assurance that China Connect programs will not be discontinued without advance notice or that future developments will not restrict or adversely affect a Fund’s investments or returns through China Connect. The less developed state of PRC’s investment and banking systems with respect to foreign investment subjects the settlement, clearing, and registration of China A-Shares transactions to heightened risks. China Connect program restrictions could also limit the ability of a Fund to sell its China A-Shares in a timely manner, or to sell them at all. For instance, China Connect programs involving Hong Kong can only operate when both PRC and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. As such, if Hong Kong markets are closed but China Connect Securities are trading in the PRC, or where China Connect programs are closed for extended periods of time because of subsequent Hong Kong and PRC holidays (or for other reasons), a Fund may not be able to dispose of its China A-Shares when it wants to in a timely manner, which could adversely affect the Fund’s performance or ability to meet its investment objective. A Fund’s investments in China A-Shares may only be traded through the relevant China Connect program and are not otherwise transferable.

Investments in eligible China A-Shares through China Connect programs are subject to trading, clearance and settlement procedures that could increase the risk of loss to a Fund and/or affect the Fund’s ability to effectively pursue its investment strategy, such as the prohibition on same day (turnaround) trading through China Connect programs. If an account buys China A-Shares on day “T,” the investor will only be able to sell the securities on or after day T+1. China A-Shares currently eligible for trading under a China Connect program may also lose such designation. Further, all China A-Shares trades must be settled in renminbi (“RMB”), which requires a Fund to have timely access to a reliable supply of RMB in Hong Kong, which cannot be assured.

China Connect is subject to certain restrictions that create additional operational risks. Settlement of China A-Shares occurs on T+0, which could subject a Fund to additional risk of failed trades, errors, or penalties. Under certain arrangements, investment in China A-Shares through China Connect is available only through a single broker that is an affiliate of the Fund’s sub-custodian, which means that the Fund cannot trade through another broker even if it believes it could achieve better quality of execution by doing so. Additionally, China Connect is subject to daily quota limits on purchases of China A-Shares. Once the daily quota is reached, orders to purchase additional China A-Shares through China Connect will be rejected. Investment quotas are subject to change, and although the current quotas do not place limits on sales of China A-Shares through China Connect programs, there can be no guarantee that capital controls would not be implemented that could adversely affect a Fund’s ability to remove money out of China and use it for other purposes, including to meet redemptions.

China A-Shares purchased through a China Connect program are held through a nominee structure by a Hong Kong-based depository as nominee (the “Nominee”) on behalf of investors. Thus, a Fund’s investments will be registered on the books of the PRC clearinghouse in the name of a Hong Kong clearinghouse, and on the books of a Hong Kong clearinghouse in the name of the Fund’s Hong Kong sub-custodian, and may not be clearly designated as belonging to the Fund. The precise nature and rights of a Fund as the beneficial owner of China A-Shares through the Nominee is not well defined under PRC law and it is not yet clear how such rights will be recognized or enforced under PRC law. If PRC law does not fully recognize a Fund as the beneficial owner of its China A-Shares, this may limit the ability of the Subadviser to effectively manage the Fund. The use of the nominee system also exposes a Fund to the credit risk of its sub-custodian and the depository intermediaries, and to greater risk of expropriation. Different fees, costs and taxes are imposed on foreign investors acquiring China A-Shares through China Connect programs, and these fees, costs and taxes may be higher than comparable fees, costs and taxes imposed on owners of other securities providing similar investment exposure. Furthermore, the securities regimes and legal systems of the PRC and Hong Kong differ significantly from each other and issues may arise based on these differences. Loss of Hong Kong independence or legal distinctiveness, for example, related to the Hong Kong protests that started in 2019, could undermine significant benefits of the China Connect programs. Political, regulatory and diplomatic events, such as the U.S.-China “trade war” that intensified in 2018, could have an adverse effect on the Chinese or Hong Kong economies and on investments made through China Connect programs, and thus could adversely impact the Funds investing through China Connect programs.

PRC Tax Risk. A Fund’s investments in China A-Shares will be subject to PRC tax rules, the application of many of many of which is uncertain. PRC taxes that may apply to a Fund’s investments include withholding taxes on dividends and interest earned by the Fund, withholding taxes on capital gains, corporate income tax, value added tax and stamp tax.

The PRC generally imposes withholding income tax at a rate of 10% on dividends, royalties, interest, and capital gains originating in the PRC and paid to a company that is not a resident of the PRC for tax purposes and that has no permanent establishment in the PRC. The withholding is in general made by the relevant PRC tax resident company making such payments. The State Administration of Taxation has confirmed the application to QFIIs and RQFIIs of the withholding income tax on dividends, premiums and interest. In the event the relevant PRC tax resident company fails to withhold the relevant PRC withholding income tax or otherwise fails to pay the relevant withholding income tax to the PRC tax authorities, the appropriate PRC tax authorities may, at their sole discretion, impose tax obligations on the Fund.

The PRC tax authorities issued a notice on November 14, 2014 (“Notice 79”) stating that QFIIs and RQFIIs (without an establishment or place of business in the PRC or without income that is effectively connected with such an establishment or place) are temporarily exempt from corporate income tax on gains derived from the trading of PRC equity investments, including China A-Shares, effective from November 17, 2014. Another notice (“Notice 81”), issued on the same day by the PRC tax authorities, states that the capital gain from disposal of China A-Shares by foreign investor enterprises via the China Connect program are temporarily exempt from income tax withholding. Notice 81 also states that the dividends derived from China A-Shares by foreign investor enterprises are subject to 10% withholding income tax.

There is no indication of how long these temporary exemptions will remain in effect and a Fund may be subject to addition PRC income taxes in the future. If, in the future, the PRC begins applying tax rules regarding the taxation of income from China A-Shares investment to QFIIs and RQFIIs or investments through the China Connect program or begins collecting capital gains taxes on such investments, the Funds could be subject to withholding income tax liability to the extent that any presumptive liability cannot be reduced or eliminated by applicable tax treaties. The negative impact of any such tax liability on a Fund’s return could be substantial.

If a Fund were considered to be a tax resident of the PRC, it would be subject to PRC corporate income tax at the rate of 25% on its worldwide taxable income. If a Fund were considered to be a non-resident enterprise with an “establishment” in the PRC, it would be subject to PRC corporate income tax of 25% on the profits attributable to the establishment. The Funds do not expect to be treated as a tax resident of the PRC and or as having an establishment in the PRC. It is possible, however, that the PRC could disagree with that conclusion or that changes in PRC tax law could affect the PRC income tax status of the Funds.

Existing guidance provides a temporary value added tax exemption for QFIIs and RQFIIs in respect of their gains derived from the trading of PRC securities. Since there is no indication how long the temporary exemption will remain in effect, the Funds may be subject to such value added taxes (and applicable surtaxes), which may be imposed in the form of a withholding tax, in the future. Stamp duty under the PRC laws generally applies to the execution and receipt of taxable documents, which include contracts for the sale of China A-Shares traded on PRC stock exchanges.

The PRC rules for taxation of RQFIIs, QFIIs and the China Connect program are evolving and certain of the tax regulations to be issued by the PRC tax authorities to clarify the subject matter may adversely affect the Fund and its shareholders. The applicability of reduced treaty rates of withholding in the case of an RQFII acting for a foreign investor such as the Funds is also uncertain. The imposition of any such taxes, including retroactively, could have a significant adverse effect on a Fund’s returns. The taxation of RQFIIs, QFIIs and China Connect transactions may differ from, or be applied in a manner inconsistent with the practices described in this prospectus. The value of a Fund’s investments in the PRC and the amount of its income and gains could be adversely affected by an increase in tax rates or change in PRC tax laws.

Any PRC tax liability incurred by a swap counterparty may be passed on to the Funds. When a Fund sells a swap on China A-Shares, the sale price due to the Fund may be reduced by the RQFII’s tax liability.

The above information is only a summary of the potential PRC tax consequences that may affect the Funds and their investors either directly or indirectly and is not intended to be taken as a definitive, authoritative or comprehensive statement of PRC tax law applicable to the Funds. Consult your personal tax advisor about the potential tax consequences of an investment in the Funds under all applicable tax laws.

The first sentence of the second paragraph of the section titled “Additional Investment Policies – Investment Techniques and Associated Risks – (27) Rights and Warrants” on page 45 is deleted and replaced with the following:

It is the present intention of AMG Frontier Small Cap Growth Fund to limit its investments in warrants or rights, valued at the lower of cost or market, to no more than 5% of the value of its net assets.

The last paragraph of the section titled “Additional Investment Policies – Investment Techniques and Associated Risks – (33) When Issued, Delayed-Delivery and Forward Commitment Transactions” beginning on page 48 is deleted and replaced with the following:

AMG Frontier Small Cap Growth Fund will not purchase securities the value of which is greater than 5% of its net assets on a when-issued or firm commitment basis.

The section titled “Additional Investment Policies – Investment Techniques and Associated Risks” beginning on page 2 is revised to add the following additional types of securities and instruments that may be purchased by the Fund to the extent such investments are permitted by applicable law:

Participatory Notes and Non-Standard Warrants

A Fund may use non-standard warrants, including participatory notes (“P-Notes”), to gain exposure to issuers in certain countries. P-Notes are a type of equity-linked derivative that generally are traded OTC and constitute general unsecured contractual obligations of the banks or broker-dealers that issue them. Generally, banks and broker-dealers associated with non-U.S.-based brokerage firms buy securities listed on certain foreign exchanges and then issue P-Notes which are designed to replicate the performance of certain issuers and markets. The performance results of P-Notes will not replicate exactly the performance of the issuers or markets that the notes seek to replicate due to transaction costs and other expenses. The return on a P-Note that is linked to a particular underlying security generally is increased to the extent of any dividends paid in connection with the underlying security. However, the holder of a P-Note typically does not receive voting or other rights as it would if it directly owned the underlying security, and P-Notes present similar risks to investing directly in the underlying security. Additionally, P-Notes entail the same risks as other OTC derivatives. These include the risk that the counterparty or issuer of the P-Note may not be able to fulfill its obligations, that the holder and counterparty or issuer may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected. Additionally, while P-Notes may be listed on an exchange, there is no guarantee that a liquid market will exist or that the counterparty or issuer of a P-Note will be willing to repurchase such instrument when a Fund wishes to sell it.

Publicly Traded Partnerships

Publicly traded partnerships are generally limited partnerships (or limited liability companies), the units of which may be listed and traded on a securities exchange or are readily tradable on a secondary market (or its substantial equivalent). Although publicly traded partnerships are generally taxable as corporations, the Funds may invest in certain publicly traded partnerships, including master limited partnerships (“MLPs”), that qualify for treatment as partnerships for federal income tax purposes pursuant to certain limited exceptions under the Code. A Fund’s investments in such entities may be limited by the Fund’s intention to qualify as a regulated investment company and can bear on the Fund’s ability to qualify as such. See “Certain U.S. Federal Income Tax Matters.” Many MLPs derive income and gain from the exploration, development, mining or production, processing, refining, transportation or marketing of any mineral or natural resource or from real property. The value of MLP units fluctuates predominantly based on prevailing market conditions and the success of the MLP. The Funds may purchase common units of an MLP on an exchange as well as directly from the MLP or other parties in private placements. Unlike owners of common stock of a corporation, owners of common units of an MLP have limited voting rights and have no ability to annually elect directors. MLPs generally distribute all available cash flow (cash flow from operations less maintenance capital expenditures) in the form of quarterly distributions, but a Fund will be required to include in its taxable income its allocable share of the MLP’s income regardless of whether any distributions are made by the MLP. Thus, if the distributions received by a Fund are less than that Fund’s allocable share of the MLP’s income, the Fund may be required to sell other securities so that it may satisfy the requirements to qualify as a regulated investment company and avoid federal income and excise taxes. Common units typically have priority as to minimum quarterly distributions. In the event of liquidation, common units have preference over subordinated units, but not debt or preferred units, to the remaining assets of the MLP.

An investment in MLP units involves some risks that differ from an investment in the common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. Holders of MLP units of a particular MLP are also exposed to a remote possibility of liability for the obligations of that MLP under limited circumstances not expected to be applicable to the Funds. A Fund will not acquire any interests in MLPs that are believed to expose the assets of a Fund to liabilities incurred by the MLP. In addition, the value of a Fund’s investment in MLPs depends largely on the MLPs being treated as partnerships for federal income tax purposes. If an MLP does not meet certain federal income tax requirements to maintain partnership status, or if it is unable to do so because of tax law changes, it would be taxed as a corporation. In that case, the MLP would be obligated to pay income tax at the entity level and distributions received by a Fund generally would be taxed as dividend income. As a result, there could be a reduction in a Fund’s cash flow and there could be a material decrease in the value of that Fund’s shares.

The section titled “Additional Investment Policies – Non-Fundamental Investment Restrictions” on page 54 is revised to reflect that the non-fundamental investment restrictions (i.e., that the Fund may not (except as noted) “purchase securities on margin, provided that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities, except that the Fund may make margin deposits in connection with futures contracts” and that the Fund may not (except as noted) “make short sales of securities or maintain a short position, except that Fund may sell short ‘against the box’”) no longer apply to the Fund.

The following is added at the end of the section titled “Management of the Funds – Subadvisers” beginning on page 72:

For its investment management services, the Investment Manager receives an investment management fee from each Fund. The Investment Manager uses a portion of the investment management fees it receives from each Fund to pay the subadvisory fees of the Subadviser that manages the assets of the Fund. Because each Subadviser is an affiliate of the Investment Manager, the Investment Manager indirectly benefits from the compensation received by the Subadviser.

The following is added to the end of the third paragraph of the section titled “Management of the Funds – Management and Subadvisory Agreements” beginning on page 73:

Notwithstanding the foregoing, with respect to AMG Veritas China Fund, the interim Subadvisory Agreement, dated as of May 21, 2021, provides that it shall continue in effect until the earlier of (i) 150 days from the date of the Subadvisory Agreement or (ii) the approval of a subadvisory agreement between the Subadviser and the Investment Manager by a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). The Board of Trustees has approved the longer-term appointment of Veritas as the subadviser to AMG Veritas China Fund pursuant to a new subadvisory agreement between the Investment Manager and the Subadviser (the “New Veritas China Fund Subadvisory Agreement”), and the submission of the New Veritas China Fund Subadvisory Agreement to the Fund’s shareholders for approval. The interim Subadvisory Agreement with respect to the AMG Veritas China Fund may be terminated, without penalty, by vote of the Board of Trustees, by vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), by the Investment Manager, and by the Subadviser, in each case upon 60 days’ prior written notice to the other party.

The last sentence of the eleventh paragraph of the section titled “Management of the Funds – Management and Subadvisory Agreements” beginning on page 73 is deleted and replaced with the following:

The Subadvisory Agreement for AMG Veritas China Fund provides that the Subadviser shall not be subject to any liability for any act or omission, error of judgment, or mistake of law or for any loss suffered by the Investment Manager or the Trust in connection with the Subadvisory Agreement, except by reason of the Subadviser’s willful misfeasance, bad faith, or negligence in the performance of its duties, or by reason of the Subadviser’s reckless disregard of its obligations and duties under the Subadvisory Agreement.

The section titled “Management of the Funds – Portfolio Managers of the Funds – AMG Managers Emerging Opportunities Fund” beginning on page 81 is deleted in its entirety and replaced with the following:

AMG Veritas China Fund

Unless otherwise indicated, all information below is as of December 31, 2020.

Veritas Asset Management LLP (“Veritas”)

Veritas has served as Subadviser to AMG Veritas China Fund since May 2021. Veritas is located at 1 Smart’s Place, London WC2B 5LW. As of December 31, 2020, Veritas had assets under management of approximately $33 billion. AMG indirectly owns a majority interest in Veritas. Ezra Sun is the portfolio manager primarily responsible for the day-to-day management of the Fund.

Other Accounts Managed by the Portfolio Manager

Portfolio Manager: Ezra Sun
Type of Account	Number Of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	None	$0	None	$0
Other Pooled Investment Vehicles	2	$7,624.4	None	$0
Other Accounts	1	$324.9	None	$0

Potential Material Conflicts of Interest

The senior management of Veritas are committed to identifying and understanding where in its business, conflicts of interest might occur. In line with UK law and regulations, Veritas takes all reasonable steps to manage these conflicts and where it is determined that it is not possible to mitigate a conflict, Veritas ensures fair treatment of all clients and will clearly and accurately disclose the existence of the conflict where appropriate.

Veritas seeks to ensure that its practices do not favor the interests of Veritas and its staff over those interests of a client or the interests of one segregated client over another segregated client. Veritas implements policies and procedures that either limit practices that result in conflicts or prescribe practices that ensure proper handling of clients’ interests such as personal account dealing, gifts and hospitality, order execution, order allocation and cross trading. The governance arrangements of Veritas have been established to ensure oversight of Veritas’ duties in regards to conflicts of interest.

Veritas has an obligation to establish, implement and maintain an effective Conflicts of Interest policy. Staff in all business lines are encouraged to be aware of the potential for conflicts of interest to arise within Veritas’ operations and training is provided to create awareness and of Veritas’ responsibilities as its clients’ agent, to manage conflicts appropriately. Identified conflicts are added to the Conflicts Log which is maintained by the Compliance team.

Portfolio Manager Compensation

Veritas is governed by The Remuneration Code (SYSC 19A of the FCA for Handbook) applicable for solo regulated firms in the United Kingdom. Members of staff and partners receive remuneration in three ways; industry level basic pay or fixed profit allocation equivalent, discretionary bonus or profit share, and equity income if they have been invited to become a partner of the firm.

Discretionary compensation: the partnership has a Remuneration Committee which determines individual levels of discretionary bonus/profit award. The level of award is linked to client outcome, performance in that person’s respective role and overall contribution to the Partnership.

Investment staff are measured by their ability to generate investment ideas and where those ideas are included in investment portfolios, they are then measured against the performance based on 1, 3 and 5 year performance. Compensation is not based directly on Fund performance. Non-quantitative measures are also taken into account; for example, contribution to the team via appropriate challenge to ideas of other team members.

Long-term incentives: Partners in Veritas own partnership points. The partnership points provide an income based on the overall success of the firm. The partnership points have no capital value for 5 years after which point a capital value can, if individual partners decide, be realized on a gradual basis over the next 5 years with 50% being retained until retirement.

Portfolio Manager’s Ownership of Fund Shares

AMG Veritas China Fund

Mr. Sun: None

Appendices D, E and F are deleted in their entirety and the following is added as Appendix D.

Appendix D

Veritas Asset Management LLP

Global Strategies Voting Policy

Veritas Asset Management LLP (“Veritas”) has a commitment to evaluate and vote proxy resolutions in the best interests of our clients. We will vote on all proxy proposals, amendments, consents or resolutions relating to client securities and will vote against management where we strongly believe that to do so is in the best interests of the client. This will primarily occur where the matter to be voted upon will materially affect shareholder value.

Governance of a company is key to Environmental and Social risk factors. A well-run business with management focused on long term risks and challenges that deploys its capital accordingly, is most likely to meet the Veritas quality characteristics sought from each investment. Where a company deviates once an investment is made, voting is one method that can be used to challenge management. It is often utilized alongside engagement.

Areas considered

1. Accountability and Transparency

The management of a company should be accountable to its board of directors and the board accountable to shareholders. The appointment of directors and an independent board are key to good corporate governance. Directors are expected to be competent individuals and they should be accountable and responsive to shareholders. Veritas supports an independent, diverse board of directors, and prefers that key committees such as audit and compensation committees be comprised of independent directors. Generally speaking, we would prefer the separation of Chairman and Chief Executive Officer (“CEO”) positions but this would be reviewed on a case-by-case basis.

When meeting management we focus on their long-term vision and how capital is deployed. We seek long term, predictable and sustainable businesses. A company that is dominant today, is not guaranteed future success if its management does not address the future risks and have incentives that are aligned with long term shareholders.

Any activity performed or information published by management can materially affect shareholder value. The ability to create value for shareholders largely depends on the predictability of management in the way it deploys the cash it generates. How reliable and transparent the management of a company is very important as is the timely disclosure of information. Any activity that is unusual or out of character would cause concern.

2. Alignment

(a) Compensation

A company’s equity-based compensation plan should be in alignment with the shareholders’ long-term interests. Veritas believes that executive compensation should be directly linked to the performance of the company and any incentive plan is fair and reasonable. Severance compensation arrangements will be reviewed on a case-by-case basis. Excessive “golden parachutes” are not in the interest of long-term shareholders. The Key Performance Indicators (KPI’s) should focus on longer time periods which means management not only focus on short term risks but where relevant environmental and social risks.

(b) Capital Structure

Veritas will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. Generally, we would not be in favour of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights.

(c) Environmental and Social issues

Companies may face significant financial, legal and reputational risks resulting from poor environmental and social practice. Those companies that are managed well are often effective in dealing with the relevant environmental and social issues that pertain to their business. Good quality sustainable companies will move quickly to address data protection issues, reduce carbon emissions, understand the need for lower drug pricing etc., and identify potential in becoming part of the solution to a growing problem. Companies that do not adjust where necessary become disrupted and the predictability of cash flows is significantly reduced.

Environmental, Social and Governance (“ESG”)—Red Line Voting

The Red Line initiative was developed by the Association of Member Nominated Trustees (“AMNT”) to enable pension schemes to take a more active ownership role. Whilst segregated clients own the underlying equity and can direct managers on how to vote, pooled fund investors own units in an underlying fund making it difficult to direct voting. The AMNT developed a set of Red Lines which are voting instructions covering a wide range of environmental, social and governance issues. The environmental Red Lines are in furtherance of the UN Global Compact and were formulated with substantial advice from CDP (formerly the Carbon Disclosure Project). The social Red Lines are in furtherance of the UN Global Compact and the Financial Reporting Council’s UK Corporate Governance Code. The governance Red Lines were developed after studying the voting and engagement policies of the AMNT’s largest pension schemes and basing the Red Lines on the consensus. If one of the 37 Red Lines is breached, the Manager votes in accordance with the Red Line (usually against management) or explains why it has not done so (‘comply or explain’).

Veritas Global application

We understand and agree with the principles behind the AMNT initiative. Investment Managers are the stewards of client capital and all shareholders have a right to direct their Manager on how to vote. The Red Lines are not blunt instructions that the Manager must adhere to. Rather, should a manager decide not to vote in accordance with what might look like a breach of the company’s fiduciary duty, then a detailed explanation would be required.

The Red Lines acknowledge the importance of Governance in ESG. The majority of Red Lines relate back to management and how the business is being run. Whilst some Red Lines may arguably be too aggressive, they provide an opportunity to help educate clients as to why Veritas may think differently on a particular issue.

As an example of Red Line application, voting against senior management for not having a climate change committee is more relevant where the company is a significant carbon producer and needs to do something about it as opposed to one that produces very little carbon and perhaps needs to focus more on data protection. Here we may choose to vote with management and highlight to them areas in which they could improve. Indeed, we have a policy to engage with those companies in which we are invested on behalf of clients, that do not disclose their carbon output and / or have climate policies in place.

The shortfall for a Global Equity Manager like Veritas is that the Red Lines were designed to be applied to UK Equities only. Due to this and our strong belief to vote all resolutions irrespective of where the company is listed, we have instructed Institutional Shareholder Services (“ISS”) to apply (where applicable) the Red Lines globally to all of our funds. We also apply these rules across all Segregated Global Equity mandates where the client has not elected to vote themselves.

Voting Integral to the Investment process

Veritas runs concentrated portfolios. Typically, we look for 25-40 stocks that will achieve a real-return objective for our clients. We have a dedicated Global investment team that understands the businesses we invest in on behalf of our clients. The aim is to buy high quality companies at the right price. The best people to assess whether a company is good quality or whether it is carrying out activities/practices that will be potentially detrimental to shareholders are our investment analysts and Portfolio Managers. Whilst we will take third party views into consideration, such as ISS, AMNT Red Lines, and even questions raised by clients who use proxy firms like Hermes etc., it is important that where mandated, the final decision rests with the Veritas investment team.

There have been cases where resolutions brought against management by shareholders for good reason have failed simply because third party proxy firms have recommended voting against the resolution and with management. Veritas maintains independence of decision based on detailed knowledge of the company.

Voting on key issues is rarely done in isolation and is often a follow up post engaging with management. A decision to vote in favour of management could be conditional to implementing a course of action e.g. introducing more Non-Executive Directors within a set time period or adjusting a Long-Term Incentive Plan.

An integral part of the investment process is rating management on a number of criteria relating to sustainability/ vision/ cash deployment. Any drift in the rating will trigger a review of the position and potential engagement/ voting activity.

Reporting

Reporting is becoming increasingly important. It is clear clients wish to understand the rationale for portfolio positioning and for any necessary engagement / voting on controversial issues. Within the detailed quarterly report sent to clients there will be a summary of the votes cast over the quarter and an explanation of any votes against management.

We also have a separate voting section relating specifically to the ESG Red Lines. We follow the suggested practice of the AMNT for Red Line Voting of ‘comply or explain’. Where a red line has been breached, we will either vote against management or explain why we have not done so.

This together with details on any engagement with a company in our quarterly reports, ensures our clients remain well informed.

Vote Execution

The investment analyst will receive all relevant proxies and determine if he or she believes that Veritas should vote in favour or against management. After discussing with the Portfolio Manager and making a final decision, the analyst will instruct the custodian or prime broker via the Operations Team how to vote. This is done via ISS, and the role of the Operations Team is to ensure that the voting of proxies is done in a timely manner. The Role of the Chief Operating Officer (“COO”) is to monitor the effectiveness of these policies.

Veritas uses ISS to execute voting on behalf of clients. We have also mandated ISS to construct a customized screen for various ESG issues which incorporates the AMNT Red Lines, on a best endeavors basis. The AMNT Red Line Voting Policy contains 37 guidelines covering topics associated with ESG. Should any of the 37 red lines be breached, the instruction is to either vote against management or explain why not. Given this Red Line Voting Policy was developed principally for pooled fund investors (who have been unable to direct votes) and for UK stocks only, we have instructed ISS to apply the guidelines globally where applicable and apply the policy across all clients.

The investment analysts will consider the guidelines and any research when making their decision. In the case where a vote goes against a red line or where Veritas decides to vote against management for non-Red Line resolution, an explanation will be provided in the reporting. On occasion, we may decide to vote against management where the recommendation has been a vote in favour and again an explanation will be given.

Veritas Accountability

Veritas is a signatory of the United Nations Principle of Responsible Investment (“UNPRI”) which requires detailed annual reports in order to remain a member. Veritas is also ranked as Tier 1 by the Financial Reporting Council (“FRC”) in respect of its Stewardship Code. Veritas is also signed up to the Task Force on Climate-related Financial Disclosures (“TCFD”). Veritas is committed to engaging with the AMNT to improve on the set of guidelines in their Red Line Voting policy in order that the policy can be applied to global mandates.

Conflicts of Interest

We believe that as we are a privately owned, independently run partnership, and as our only business activity is asset management; we do not encounter some of the conflicts faced by larger financial services companies. Notwithstanding this, we still ensure that we have a robust conflicts of interest policy which clearly sets out how we identify, consider, mitigate, manage, disclose and record all conflicts, ensuring they are dealt with in a manner that is not prejudicial to any of our clients.

We seek to act in the best interests of all clients when considering proxy voting. Conflicts of interest may arise from time to time, such as voting on matters affecting an investee company, whose pension scheme may be one of our clients1, or where our clients are shareholders in two companies involved in both sides of a deal or dispute.

On a monthly basis, the ESG team at Veritas, reconciles the firm’s list of investee companies against its client list in the CRM system. If no conflicts are identified, the Compliance team will be advised of a nil report. In the event that a conflict is identified, the Compliance team will be notified, and the item will be logged in the conflicts of interest register, along with the date of the next AGM or EGM for the investee company (if available). Notification of the conflict will also be provided to the Operations team and the Investment team who will be instructed to abstain from voting until informed otherwise.

The ESG team provide ongoing monitoring to ensure that the conflicts of interest register is kept up to date, with the deletion or addition of any conflicts as necessary, and the relevant teams will be notified of any changes to ensure that voting is carried out in accordance with this policy. The Management Committee oversees this process and are informed of any amendments to the conflicts of interest register.

For further information please contact:

esg@vamllp.com

Veritas Asset Management LLP,

1 Smart’s Place,

London,

WC2B 5LW

http://www.vamllp.com/

1 Excludes investments that are not held in the legal name of the underlying client and investments made via third party platforms.

January 2021

In addition, effective if and when the New Subadvisory Agreement takes effect, the SAI is amended as follows:

The following replaces similar disclosure in the table in the first paragraph in the section titled “Management of the Funds – Compensation of the Investment Manager and Subadvisers” beginning on page 77:

Fund	Investment Management Fee
AMG Veritas China Fund	0.71%

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

Filed pursuant to 497(e)

File Nos. 033-44909 and 811-06520

AMG FUNDS I

AMG FQ Tax-Managed U.S. Equity Fund

Supplement dated March 19, 2021 to the Statement of Additional Information, dated February 1, 2021

The following information supplements and supersedes any information to the contrary relating to AMG FQ Tax-Managed U.S. Equity Fund (the “Fund”), a series of AMG Funds I (the “Trust”), contained in the Fund’s Statement of Additional Information (the “SAI”), dated as noted above.

At a meeting held on March 17-18, 2021 (the “Meeting”), the Trust’s Board of Trustees (the “Board”) approved the appointment of Veritas Asset Management LLP (“Veritas” or the “Subadviser”) as the subadviser to the Fund on an interim basis to replace First Quadrant, L.P. (“First Quadrant”), effective May 21, 2021 (the “Implementation Date”). The appointment of Veritas is pursuant to an interim subadvisory agreement between AMG Funds LLC (“AMGF”) and Veritas (the “Interim Subadvisory Agreement”), to be effective until the earlier of 150 days after the termination of the existing subadvisory agreement between AMGF and First Quadrant with respect to the Fund (the “Existing Subadvisory Agreement”), which will occur on May 21, 2021, or the approval of a new subadvisory agreement between AMGF and Veritas by the Board and Fund shareholders. At the Meeting, the Board also approved the longer-term appointment of Veritas as the subadviser to the Fund, a new subadvisory agreement between AMGF and Veritas (the “New Subadvisory Agreement”), and the submission of the New Subadvisory Agreement to Fund shareholders for approval. The rate of compensation to be received by Veritas under the Interim Subadvisory Agreement approved by the Board is lower than the rate of compensation that First Quadrant receives under the Existing Subadvisory Agreement.

In connection with the hiring of Veritas, effective as of the Implementation Date, the Fund will (i) change its name from AMG FQ Tax-Managed U.S. Equity Fund to AMG Veritas Global Focus Fund, (ii) make changes to its investment objective, principal investment strategies and principal risks, and (iii) replace its existing benchmark index with the MSCI World Index.

Also in connection with the hiring of Veritas, the Board approved the following fee changes for the Fund, which will be implemented upon the effectiveness of the New Subadvisory Agreement and will result in the overall reduction of the Fund’s net expense ratios: the management fee for the Fund will be reduced from 0.70% to 0.67%; and (ii) the Fund’s existing contractual expense limitation agreement with AMGF will be replaced with a new contractual expense limitation agreement with AMGF pursuant to which AMGF will agree, through at least March 1, 2023, to limit total annual operating expenses (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 0.88% of the Fund’s average daily net assets, subject to later reimbursement by the Fund in certain circumstances. AMGF pays a portion of the management fee to the Fund’s subadviser for its services.

The disposition of Fund securities in connection with the transition of the Fund’s investment objective and strategies is expected to cause the Fund to realize taxable income for U.S. federal income tax purposes. The Fund intends to make a special distribution to shareholders of all or a portion of such income and any other undistributed income for the current taxable year. This distribution will be taxable to shareholders who hold their shares in a taxable account. See “Certain U.S. Federal Income Tax Matters” for further information.

In addition, effective as of the Implementation Date, the SAI is amended as follows:

All references to the name of the Fund shall refer to AMG Veritas Global Focus Fund. All references to First Quadrant shall be deleted and all references to the subadviser to the Fund shall refer to Veritas. All references to Jia Ye and David Chrisman as portfolio managers of the Fund shall be deleted and all references to the portfolio managers of the Fund shall refer to Andrew Headley and Mike Moore.

The section titled “Additional Investment Policies – Investment Techniques and Associated Risks” beginning on page 2 is revised to reflect that the Fund may no longer purchase the following types of securities and instruments: Inflation-Linked Bonds; Obligations of Domestic and Foreign Banks; and Short Sales.

The following is added at the end of the sub-section titled “Additional Investment Policies – Investment Techniques and Associated Risks – (7) Emerging Market Securities” beginning on page 18:

Greater China. A Fund may purchase or obtain investment exposure to renminbi-denominated securities traded on exchanges located in the People’s Republic of China (“PRC”), such as equity securities traded on the Shanghai Stock Exchange and the Shenzhen Stock Exchange (“China A-Shares”), through a variety of mutual market access programs (collectively, “China Connect”) that enable foreign investment in PRC exchange-traded securities via investments made in Hong Kong or other locations that may in the future have China Connect programs with the PRC. Examples of China Connect programs include the Shanghai-Hong Kong Stock Connect and the Shenzhen-Hong Kong Stock Connect Program. The Fund may also invest indirectly in China A-Shares through China A Shares Access Products (“CAAPs”), such as participatory notes, and/or through collective investment schemes directly investing in China A-Shares through qualified foreign institutional investors (“QFIIs”) or Renminbi QFIIs (“RQFIIs”). The Fund may also invest in other investments including “H shares” of companies incorporated in Mainland China and listed on the Hong Kong Stock Exchange and other foreign exchanges. Trades do not cross between the Shanghai and Shenzhen stock exchanges and a separate broker is assigned for each exchange. If a Fund rebalances across both exchanges, the Fund must trade out of stocks listed on one exchange with a broker and trade into stocks on the other exchange with a separate broker. As a result, the Fund may incur additional fees.

Investments in Chinese securities are subject to various risks. In particular, the PRC exchanges have lower trading volumes, the market capitalizations of companies listed on these exchanges are generally smaller, the securities listed on these exchanges are less liquid and may experience materially greater volatility, and government supervision and regulation of the PRC securities markets are less developed than in the United States and other developed markets. The PRC government continues to exercise significant control over the PRC’s economy, and any changes to existing policies and new reform-oriented policies and measures, which are often unprecedented or experimental, could negatively impact the Fund’s investments in Chinese securities. The PRC government has frequently and significantly intervened in domestic securities markets, in particular the markets for China A-Shares, and may do so in the future. These interventions may be introduced suddenly and in response to market conditions. Measures have included price supports, bans on short selling and limits and bans on selling securities in general. These measures may not have the desired effect and may have a negative impact on a Fund’s PRC investments. As a result of these measures, from time to time, a Fund may not be able to sell securities of PRC companies at the desired time or price, and quoted prices for securities of PRC companies may not reflect actual market prices. The PRC government has also implemented, and may implement in the future, various measures to control inflation, which if unsuccessful, may negatively impact the PRC economy. The PRC legal system is still developing, and laws, regulations (including those allowing QFIIs to invest in China A-Shares), government policies and the political and economic climate in the PRC may change with little or no advance notice. Any such change could adversely affect market conditions. The QFII rules provide the China Securities Regulatory Commission and the State Administration of Foreign Exchange of China wide discretion to interpret them, leaving a considerable amount of uncertainty. The application of the tax laws and regulations of the PRC to income, including capital gains, derived from certain investments of a Fund remains unclear, and may well continue to evolve, possibly with retroactive effect. Any taxes imposed on the investments of the Fund pursuant to such laws and regulations will reduce the Fund’s overall returns. Some PRC companies may have less-established shareholder governance and disclosure standards. Accounting, auditing, financial and other reporting standards, practices and disclosure requirements applicable to PRC companies are different, sometimes in fundamental ways, from those applicable to companies in the United States and other developed markets.

China Stock Connect Programs. The risks noted here are in addition to the risks described above. There are significant risks inherent in investing in China A-Shares through China Connect. The China Connect programs are relatively new. There can be no assurance that China Connect programs will not be discontinued without advance notice or that future developments will not restrict or adversely affect a Fund’s investments or returns through China Connect. The less developed state of PRC’s investment and banking systems with respect to foreign investment subjects the settlement, clearing, and registration of China A-Shares transactions to heightened risks. China Connect program restrictions could also limit the ability of a Fund to sell its China A-Shares in a timely manner, or to sell them at all. For instance, China Connect programs involving Hong Kong can only operate when both PRC and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. As such, if Hong Kong markets are closed but China Connect Securities are trading in the PRC, or where China Connect programs are closed for extended periods of time because of subsequent Hong Kong and PRC holidays (or for other reasons), a Fund may not be able to dispose of its China A-Shares when it wants to in a timely manner, which could adversely affect the Fund’s performance or ability to meet its investment objective. A Fund’s investments in China A-Shares may only be traded through the relevant China Connect program and are not otherwise transferable.

Investments in eligible China A-Shares through China Connect programs are subject to trading, clearance and settlement procedures that could increase the risk of loss to a Fund and/or affect the Fund’s ability to effectively pursue its investment strategy, such as the prohibition on same day (turnaround) trading through China Connect programs. If an account buys China A-Shares on day “T,” the investor will only be able to sell the securities on or after day T+1. China A-Shares currently eligible for trading under a China Connect program may also lose such designation. Further, all China A-Shares trades must be settled in renminbi (“RMB”), which requires a Fund to have timely access to a reliable supply of RMB in Hong Kong, which cannot be assured.

China Connect is subject to certain restrictions that create additional operational risks. Settlement of China A-Shares occurs on T+0, which could subject a Fund to additional risk of failed trades, errors, or penalties. Under certain arrangements, investment in China A-Shares through China Connect is available only through a single broker that is an affiliate of the Fund’s sub-custodian, which means that the Fund cannot trade through another broker even if it believes it could achieve better quality of execution by doing so. Additionally, China Connect is subject to daily quota limits on purchases of China A-Shares. Once the daily quota is reached, orders to purchase additional China A-Shares through China Connect will be rejected. Investment quotas are subject to change, and although the current quotas do not place limits on sales of China A-Shares through China Connect programs, there can be no guarantee that capital controls would not be implemented that could adversely affect a Fund’s ability to remove money out of China and use it for other purposes, including to meet redemptions.

China A-Shares purchased through a China Connect program are held through a nominee structure by a Hong Kong-based depository as nominee (the “Nominee”) on behalf of investors. Thus, a Fund’s investments will be registered on the books of the PRC clearinghouse in the name of a Hong Kong clearinghouse, and on the books of a Hong Kong clearinghouse in the name of the Fund’s Hong Kong sub-custodian, and may not be clearly designated as belonging to the Fund. The precise nature and rights of a Fund as the beneficial owner of China A-Shares through the Nominee is not well defined under PRC law and it is not yet clear how such rights will be recognized or enforced under PRC law. If PRC law does not fully recognize a Fund as the beneficial owner of its China A-Shares, this may limit the ability of the Subadviser to effectively manage the Fund. The use of the nominee system also exposes a Fund to the credit risk of its sub-custodian and the depository intermediaries, and to greater risk of expropriation. Different fees, costs and taxes are imposed on foreign investors acquiring China A-Shares through China Connect programs, and these fees, costs and taxes may be higher than comparable fees, costs and taxes imposed on owners of other securities providing similar investment exposure. Furthermore, the securities regimes and legal systems of the PRC and Hong Kong differ significantly from each other and issues may arise based on these differences. Loss of Hong Kong independence or legal distinctiveness, for example, related to the Hong Kong protests that started in 2019, could undermine significant benefits of the China Connect programs. Political, regulatory and diplomatic events, such as the U.S.-China “trade war” that intensified in 2018, could have an adverse effect on the Chinese or Hong Kong economies and on investments made through China Connect programs, and thus could adversely impact the Funds investing through China Connect programs.

PRC Tax Risk. A Fund’s investments in China A-Shares will be subject to PRC tax rules, the application of many of many of which is uncertain. PRC taxes that may apply to a Fund’s investments include withholding taxes on dividends and interest earned by the Fund, withholding taxes on capital gains, corporate income tax, value added tax and stamp tax.

The PRC generally imposes withholding income tax at a rate of 10% on dividends, royalties, interest, and capital gains originating in the PRC and paid to a company that is not a resident of the PRC for tax purposes and that has no permanent establishment in the PRC. The withholding is in general made by the relevant PRC tax resident company making such payments. The State Administration of Taxation has confirmed the application to QFIIs and RQFIIs of the withholding income tax on dividends, premiums and interest. In the event the relevant PRC tax resident company fails to withhold the relevant PRC withholding income tax or otherwise fails to pay the relevant withholding income tax to the PRC tax authorities, the appropriate PRC tax authorities may, at their sole discretion, impose tax obligations on the Fund.

The PRC tax authorities issued a notice on November 14, 2014 (“Notice 79”) stating that QFIIs and RQFIIs (without an establishment or place of business in the PRC or without income that is effectively connected with such an establishment or place) are temporarily exempt from corporate income tax on gains derived from the trading of PRC equity investments, including China A-Shares, effective from November 17, 2014. Another notice (“Notice 81”), issued on the same day by the PRC tax authorities, states that the capital gain from disposal of China A-Shares by foreign investor enterprises via the China Connect program are temporarily exempt from income tax withholding. Notice 81 also states that the dividends derived from China A-Shares by foreign investor enterprises are subject to 10% withholding income tax.

There is no indication of how long these temporary exemptions will remain in effect and a Fund may be subject to addition PRC income taxes in the future. If, in the future, the PRC begins applying tax rules regarding the taxation of income from China A-Shares investment to QFIIs and RQFIIs or investments through the China Connect program or begins collecting capital gains taxes on such investments, the Funds could be subject to withholding income tax liability to the extent that any presumptive liability cannot be reduced or eliminated by applicable tax treaties. The negative impact of any such tax liability on a Fund’s return could be substantial.

If a Fund were considered to be a tax resident of the PRC, it would be subject to PRC corporate income tax at the rate of 25% on its worldwide taxable income. If a Fund were considered to be a non-resident enterprise with an “establishment” in the PRC, it would be subject to PRC corporate income tax of 25% on the profits attributable to the establishment. The Funds do not expect to be treated as a tax resident of the PRC and or as having an establishment in the PRC. It is possible, however, that the PRC could disagree with that conclusion or that changes in PRC tax law could affect the PRC income tax status of the Funds.

Existing guidance provides a temporary value added tax exemption for QFIIs and RQFIIs in respect of their gains derived from the trading of PRC securities. Since there is no indication how long the temporary exemption will remain in effect, the Funds may be subject to such value added taxes (and applicable surtaxes), which may be imposed in the form of a withholding tax, in the future. Stamp duty under the PRC laws generally applies to the execution and receipt of taxable documents, which include contracts for the sale of China A-Shares traded on PRC stock exchanges.

The PRC rules for taxation of RQFIIs, QFIIs and the China Connect program are evolving and certain of the tax regulations to be issued by the PRC tax authorities to clarify the subject matter may adversely affect the Fund and its shareholders. The applicability of reduced treaty rates of withholding in the case of an RQFII acting for a foreign investor such as the Funds is also uncertain. The imposition of any such taxes, including retroactively, could have a significant adverse effect on a Fund’s returns. The taxation of RQFIIs, QFIIs and China Connect transactions may differ from, or be applied in a manner inconsistent with the practices described in this prospectus. The value of a Fund’s investments in the PRC and the amount of its income and gains could be adversely affected by an increase in tax rates or change in PRC tax laws.

Any PRC tax liability incurred by a swap counterparty may be passed on to the Funds. When a Fund sells a swap on China A-Shares, the sale price due to the Fund may be reduced by the RQFII’s tax liability.

The above information is only a summary of the potential PRC tax consequences that may affect the Funds and their investors either directly or indirectly and is not intended to be taken as a definitive, authoritative or comprehensive statement of PRC tax law applicable to the Funds. Consult your personal tax advisor about the potential tax consequences of an investment in the Funds under all applicable tax laws.

The section titled “Additional Investment Policies – Investment Techniques and Associated Risks – (8) Equity Securities – Depositary Receipts” on page 19 is deleted and replaced with the following:

Depositary Receipts. Global Depositary Receipts (“GDRs”) are negotiable certificates held in the bank of one country representing a specific number of shares of a stock traded on an exchange of another country. American Depositary Receipts (“ADRs”) are negotiable receipts issued by a United States bank or trust company, trade in U.S. markets and evidence ownership of securities in a foreign company which have been deposited with such bank or trust’s office or agent in a foreign country. European Depositary Receipts (“EDRs”) are European receipts evidencing a similar arrangement. Non-Voting Depositary Receipts (“NVDRs”) are trading instruments issued by the Thai NVDR Company Limited, a subsidiary wholly owned by The Stock Exchange of Thailand (the “SET”), intended to stimulate trading activity in the Thai stock market. NVDRs are automatically regarded as listed securities in the SET. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets. GDRs are receipts that may trade in U.S. or non-U.S. markets. Positions in GDRs, ADRs and EDRs are not necessarily denominated in the same currency as the common stocks into which they may be converted. With respect to investments in NVDRs, investors will receive all financial benefits, e.g., dividends and right issues, as if they had invested in a company’s ordinary shares, except that NVDR holders do not have the voting rights associated with the shares.

Investing in depositary receipts presents risks not present to the same degree as investing in domestic securities even though a Fund will purchase, sell and be paid dividends on depositary receipts in U.S. dollars. These risks include fluctuations in currency exchange rates, which are affected by international balances of payments and other economic and financial conditions; government intervention; speculation; and other factors. With respect to certain foreign countries, there is the possibility of expropriation or nationalization of assets, confiscatory taxation and political, social and economic instability. A Fund may be required to pay foreign withholding or other taxes on certain of its depositary receipts. A Fund may not be eligible to elect or may not elect to permit United States shareholders to claim a credit or deduction for U.S. federal income tax purposes to the extent of any foreign income taxes paid by the Fund. In such case, the foreign taxes paid or withheld will nonetheless reduce the Fund’s taxable income. See “Certain U.S. Federal Income Tax Matters” below. Unsponsored depositary receipts are offered by companies which are not prepared to meet either the reporting or accounting standards of the United States. While readily exchangeable with stock in local markets, unsponsored depositary receipts may be less liquid than sponsored depositary receipts. Additionally, there generally is less publicly available information with respect to unsponsored depositary receipts.

The section titled “Additional Investment Policies – Investment Techniques and Associated Risks” beginning on page 2 is revised to add the following additional types of securities and instruments that may be purchased by the Fund to the extent such investments are permitted by applicable law:

Asset-Backed Securities

Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and are payable from, a stream of payments generated from particular assets, such as automobile and credit card receivables and home equity loans or other asset-backed securities collateralized by those assets. Asset-backed securities provide periodic payments that generally consist of both principal and interest payments that must be guaranteed by a letter of credit from an unaffiliated bank for a specified amount and time.

Asset-backed securities are subject to certain risks. These risks generally arise out of the security interest in the assets collateralizing the security. For example, credit card receivables are generally unsecured and the debtors are entitled to a number of protections from the state and through federal consumer laws, many of which give the debtor the right to offset certain amounts of credit card debts thereby reducing the amounts due. In general, these types of loans have a shorter life than mortgage loans and are less likely to have substantial prepayments, although in a period of declining interest rates, pre-payments on asset-backed securities may increase and a Fund may be unable to reinvest those prepaid amounts in investments providing the same rate of interest as the pre-paid obligations. Asset-backed securities also involve the risk that borrowers may default on the obligations backing them and that the values of and interest earned on such investments will decline as a result. Loans made to lower quality borrowers, including those of sub-prime quality, involve a higher risk of default. Therefore, the values of asset-backed securities backed by lower quality loans, including those of sub-prime quality, may suffer significantly greater declines in value due to defaults, payment delays or a perceived increased risk of default, especially during periods when economic conditions worsen.

During periods of deteriorating economic conditions, such as recessions or periods of rising unemployment, delinquencies and losses generally increase, sometimes dramatically, with respect to securitizations involving loans, sales contracts, receivables and other obligations underlying asset-backed securities.

Eurodollar Obligations

Eurodollar obligations are U.S. dollar obligations issued outside the United States by domestic or foreign entities.

Participatory Notes and Non-Standard Warrants

A Fund may use non-standard warrants, including participatory notes (“P-Notes”), to gain exposure to issuers in certain countries. P-Notes are a type of equity-linked derivative that generally are traded OTC and constitute general unsecured contractual obligations of the banks or broker-dealers that issue them. Generally, banks and broker-dealers associated with non-U.S.-based brokerage firms buy securities listed on certain foreign exchanges and then issue P-Notes which are designed to replicate the performance of certain issuers and markets. The performance results of P-Notes will not replicate exactly the performance of the issuers or markets that the notes seek to replicate due to transaction costs and other expenses. The return on a P-Note that is linked to a particular underlying security generally is increased to the extent of any dividends paid in connection with the underlying security. However, the holder of a P-Note typically does not receive voting or other rights as it would if it directly owned the underlying security, and P-Notes present similar risks to investing directly in the underlying security. Additionally, P-Notes entail the same risks as other OTC derivatives. These include the risk that the counterparty or issuer of the P-Note may not be able to fulfill its obligations, that the holder and counterparty or issuer may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected. Additionally, while P-Notes may be listed on an exchange, there is no guarantee that a liquid market will exist or that the counterparty or issuer of a P-Note will be willing to repurchase such instrument when a Fund wishes to sell it.

Publicly Traded Partnerships

Publicly traded partnerships are generally limited partnerships (or limited liability companies), the units of which may be listed and traded on a securities exchange or are readily tradable on a secondary market (or its substantial equivalent). Although publicly traded partnerships are generally taxable as corporations, the Funds may invest in certain publicly traded partnerships, including master limited partnerships (“MLPs”), that qualify for treatment as partnerships for federal income tax purposes pursuant to certain limited exceptions under the Code. A Fund’s investments in such entities may be limited by the Fund’s intention to qualify as a regulated investment company and can bear on the Fund’s ability to qualify as such. See “Certain U.S. Federal Income Tax Matters.” Many MLPs derive income and gain from the exploration, development, mining or production, processing, refining, transportation or marketing of any mineral or natural resource or from real property. The value of MLP units fluctuates predominantly based on prevailing market conditions and the success of the MLP. The Funds may purchase common units of an MLP on an exchange as well as directly from the MLP or other parties in private placements. Unlike owners of common stock of a corporation, owners of common units of an MLP have limited voting rights and have no ability to annually elect directors. MLPs generally distribute all available cash flow (cash flow from operations less maintenance capital expenditures) in the form of quarterly distributions, but a Fund will be required to include in its taxable income its allocable share of the MLP’s income regardless of whether any distributions are made by the MLP. Thus, if the distributions received by a Fund are less than that Fund’s allocable share of the MLP’s income, the Fund may be required to sell other securities so that it may satisfy the requirements to qualify as a regulated investment company and avoid federal income and excise taxes. Common units typically have priority as to minimum quarterly distributions. In the event of liquidation, common units have preference over subordinated units, but not debt or preferred units, to the remaining assets of the MLP.

An investment in MLP units involves some risks that differ from an investment in the common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. Holders of MLP units of a particular MLP are also exposed to a remote possibility of liability for the obligations of that MLP under limited circumstances not expected to be applicable to the Funds. A Fund will not acquire any interests in MLPs that are believed to expose the assets of a Fund to liabilities incurred by the MLP. In addition, the value of a Fund’s investment in MLPs depends largely on the MLPs being treated as partnerships for federal income tax purposes. If an MLP does not meet certain federal income tax requirements to maintain partnership status, or if it is unable to do so because of tax law changes, it would be taxed as a corporation. In that case, the MLP would be obligated to pay income tax at the entity level and distributions received by a Fund generally would be taxed as dividend income. As a result, there could be a reduction in a Fund’s cash flow and there could be a material decrease in the value of that Fund’s shares.

The first three sentences of the second paragraph of the section titled “Management of the Funds – Subadviser” on page 48 is deleted and replaced with the following:

For its investment management services, the Investment Manager receives an investment management fee from each Fund. The Investment Manager uses a portion of the investment management fees it receives from each Fund to pay the subadvisory fees of the Subadviser that manages the assets of the Fund. Because each Subadviser is an affiliate of the Investment Manager, the Investment Manager indirectly benefits from the compensation received by the Subadviser.

The following is added to the end of the third paragraph of the section titled “Management of the Funds – Investment Management and Subadvisory Agreements” beginning on page 48:

Notwithstanding the foregoing, with respect to AMG Veritas Global Focus Fund, the interim Subadvisory Agreement, dated as of May 21, 2021, provides that it shall continue in effect until the earlier of (i) 150 days from the date of the Subadvisory Agreement or (ii) the approval of a subadvisory agreement between the Subadviser and the Investment Manager by a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). The Board of Trustees has approved the longer-term appointment of Veritas as the subadviser to AMG Veritas Global Focus Fund pursuant to a new subadvisory agreement between the Investment Manager and the Subadviser (the “New Veritas Global Focus Fund Subadvisory Agreement”), and the submission of the New Veritas Global Focus Fund Subadvisory Agreement to the Fund’s shareholders for approval. The interim Subadvisory Agreement with respect to AMG Veritas Global Focus Fund may be terminated, without penalty, by vote of the Board of Trustees, by vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), by the Investment Manager, and by the Subadviser, in each case upon 60 days’ prior written notice to the other party.

The following is added to the end of the fifteenth paragraph of the section titled “Management of the Funds – Investment Management and Subadvisory Agreements” beginning on page 48:

Notwithstanding the foregoing, the Subadvisory Agreement with respect to AMG Veritas Global Focus Fund provides that the Subadviser shall not be subject to any liability for any act or omission, error of judgment, or mistake of law or for any loss suffered by the Investment Manager or the Trust in connection with the Subadvisory Agreement, except by reason of the Subadviser’s willful misfeasance, bad faith, or negligence in the performance of its duties, or by reason of the Subadviser’s reckless disregard of its obligations and duties under the Subadvisory Agreement.

The existing information relating to AMG FQ Tax-Managed U.S. Equity Fund in the section titled “Management of the Funds – Portfolio Managers of the Funds” beginning on page 53 is deleted and the following is added as a new sub-section at the end of the section:

AMG Veritas Global Focus Fund

Unless otherwise indicated, all information below is as of December 31, 2020.

Veritas Asset Management LLP (“Veritas”)

Veritas has served as Subadviser to AMG Veritas Global Focus Fund since May 2021. Veritas is located at 1 Smart’s Place, London WC2B 5LW. As of December 31, 2020, Veritas had assets under management of approximately $33 billion. AMG indirectly owns a majority interest in Veritas. Andrew Headley and Mike Moore are the portfolio managers jointly and primarily responsible for the day-to-day management of the Fund.

Other Accounts Managed by the Portfolio Managers

Portfolio Manager: Andrew Headley
Type of Account	Number Of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	1	$281.9	None	$0
Other Pooled Investment Vehicles	5	$5,805.2	None	$0
Other Accounts	44	$19,022.9	None	$0

Portfolio Manager: Mike Moore
Type of Account	Number Of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	1	$281.9	None	$0
Other Pooled Investment Vehicles	4	$5,401.5	None	$0
Other Accounts	43	$18,853.0	None	$0

Potential Material Conflicts of Interest

The senior management of Veritas are committed to identifying and understanding where in its business, conflicts of interest might occur. In line with UK law and regulations, Veritas takes all reasonable steps to manage these conflicts and where it is determined that it is not possible to mitigate a conflict, Veritas ensures fair treatment of all clients and will clearly and accurately disclose the existence of the conflict where appropriate.

Veritas seeks to ensure that its practices do not favor the interests of Veritas and its staff over those interests of a client or the interests of one segregated client over another segregated client. Veritas implements policies and procedures that either limit practices that result in conflicts or prescribe practices that ensure proper handling of clients’ interests such as personal account dealing, gifts and hospitality, order execution, order allocation and cross trading. The governance arrangements of Veritas have been established to ensure oversight of Veritas’ duties in regards to conflicts of interest.

Veritas has an obligation to establish, implement and maintain an effective Conflicts of Interest policy. Staff in all business lines are encouraged to be aware of the potential for conflicts of interest to arise within Veritas’ operations and training is provided to create awareness and of Veritas’ responsibilities as its clients’ agent, to manage conflicts appropriately. Identified conflicts are added to the Conflicts Log which is maintained by the Compliance team.

Portfolio Manager Compensation

Veritas is governed by The Remuneration Code (SYSC 19A of the FCA for Handbook) applicable for solo regulated firms in the United Kingdom. Members of staff and partners receive remuneration in three ways; industry level basic pay or fixed profit allocation equivalent, discretionary bonus or profit share, and equity income if they have been invited to become a partner of the firm.

Discretionary compensation: the partnership has a Remuneration Committee which determines individual levels of discretionary bonus/profit award. The level of award is linked to client outcome, performance in that person’s respective role and overall contribution to the Partnership.

Investment staff are measured by their ability to generate investment ideas and where those ideas are included in investment portfolios, they are then measured against the performance based on 1, 3 and 5 year performance. Compensation is not based directly on Fund performance. Non-quantitative measures are also taken into account; for example, contribution to the team via appropriate challenge to ideas of other team members.

Long-term incentives: Partners in Veritas own partnership points. The partnership points provide an income based on the overall success of the firm. The partnership points have no capital value for 5 years after which point a capital value can, if individual partners decide, be realized on a gradual basis over the next 5 years with 50% being retained until retirement.

Portfolio Managers’ Ownership of Fund Shares

AMG Veritas Global Focus Fund

Mr. Headley: None

Mr. Moore: None

The following is added as Appendix D.

Appendix D

Veritas Asset Management LLP

Global Strategies Voting Policy

Veritas Asset Management LLP (“Veritas”) has a commitment to evaluate and vote proxy resolutions in the best interests of our clients. We will vote on all proxy proposals, amendments, consents or resolutions relating to client securities and will vote against management where we strongly believe that to do so is in the best interests of the client. This will primarily occur where the matter to be voted upon will materially affect shareholder value.

Governance of a company is key to Environmental and Social risk factors. A well-run business with management focused on long term risks and challenges that deploys its capital accordingly, is most likely to meet the Veritas quality characteristics sought from each investment. Where a company deviates once an investment is made, voting is one method that can be used to challenge management. It is often utilized alongside engagement.

Areas considered

1. Accountability and Transparency

The management of a company should be accountable to its board of directors and the board accountable to shareholders. The appointment of directors and an independent board are key to good corporate governance. Directors are expected to be competent individuals and they should be accountable and responsive to shareholders. Veritas supports an independent, diverse board of directors, and prefers that key committees such as audit and compensation committees be comprised of independent directors. Generally speaking, we would prefer the separation of Chairman and Chief Executive Officer (“CEO”) positions but this would be reviewed on a case-by-case basis.

When meeting management we focus on their long-term vision and how capital is deployed. We seek long term, predictable and sustainable businesses. A company that is dominant today, is not guaranteed future success if its management does not address the future risks and have incentives that are aligned with long term shareholders.

Any activity performed or information published by management can materially affect shareholder value. The ability to create value for shareholders largely depends on the predictability of management in the way it deploys the cash it generates. How reliable and transparent the management of a company is very important as is the timely disclosure of information. Any activity that is unusual or out of character would cause concern.

2. Alignment

(a) Compensation

A company’s equity-based compensation plan should be in alignment with the shareholders’ long-term interests. Veritas believes that executive compensation should be directly linked to the performance of the company and any incentive plan is fair and reasonable. Severance compensation arrangements will be reviewed on a case-by-case basis. Excessive “golden parachutes” are not in the interest of long-term shareholders. The Key Performance Indicators (KPI’s) should focus on longer time periods which means management not only focus on short term risks but where relevant environmental and social risks.

(b) Capital Structure

Veritas will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. Generally, we would not be in favour of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights.

(c) Environmental and Social issues

Companies may face significant financial, legal and reputational risks resulting from poor environmental and social practice. Those companies that are managed well are often effective in dealing with the relevant environmental and social issues that pertain to their business. Good quality sustainable companies will move quickly to address data protection issues, reduce carbon emissions, understand the need for lower drug pricing etc., and identify potential in becoming part of the solution to a growing problem. Companies that do not adjust where necessary become disrupted and the predictability of cash flows is significantly reduced.

Environmental, Social and Governance (“ESG”)—Red Line Voting

The Red Line initiative was developed by the Association of Member Nominated Trustees (“AMNT”) to enable pension schemes to take a more active ownership role. Whilst segregated clients own the underlying equity and can direct managers on how to vote, pooled fund investors own units in an underlying fund making it difficult to direct voting. The AMNT developed a set of Red Lines which are voting instructions covering a wide range of environmental, social and governance issues. The environmental Red Lines are in furtherance of the UN Global Compact and were formulated with substantial advice from CDP (formerly the Carbon Disclosure Project). The social Red Lines are in furtherance of the UN Global Compact and the Financial Reporting Council’s UK Corporate Governance Code. The governance Red Lines were developed after studying the voting and engagement policies of the AMNT’s largest pension schemes and basing the Red Lines on the consensus. If one of the 37 Red Lines is breached, the Manager votes in accordance with the Red Line (usually against management) or explains why it has not done so (‘comply or explain’).

Veritas Global application

We understand and agree with the principles behind the AMNT initiative. Investment Managers are the stewards of client capital and all shareholders have a right to direct their Manager on how to vote. The Red Lines are not blunt instructions that the Manager must adhere to. Rather, should a manager decide not to vote in accordance with what might look like a breach of the company’s fiduciary duty, then a detailed explanation would be required.

The Red Lines acknowledge the importance of Governance in ESG. The majority of Red Lines relate back to management and how the business is being run. Whilst some Red Lines may arguably be too aggressive, they provide an opportunity to help educate clients as to why Veritas may think differently on a particular issue.

As an example of Red Line application, voting against senior management for not having a climate change committee is more relevant where the company is a significant carbon producer and needs to do something about it as opposed to one that produces very little carbon and perhaps needs to focus more on data protection. Here we may choose to vote with management and highlight to them areas in which they could improve. Indeed, we have a policy to engage with those companies in which we are invested on behalf of clients, that do not disclose their carbon output and / or have climate policies in place.

The shortfall for a Global Equity Manager like Veritas is that the Red Lines were designed to be applied to UK Equities only. Due to this and our strong belief to vote all resolutions irrespective of where the company is listed, we have instructed Institutional Shareholder Services (“ISS”) to apply (where applicable) the Red Lines globally to all of our funds. We also apply these rules across all Segregated Global Equity mandates where the client has not elected to vote themselves.

Voting Integral to the Investment process

Veritas runs concentrated portfolios. Typically, we look for 25-40 stocks that will achieve a real-return objective for our clients. We have a dedicated Global investment team that understands the businesses we invest in on behalf of our clients. The aim is to buy high quality companies at the right price. The best people to assess whether a company is good quality or whether it is carrying out activities/practices that will be potentially detrimental to shareholders are our investment analysts and Portfolio Managers. Whilst we will take third party views into consideration, such as ISS, AMNT Red Lines, and even questions raised by clients who use proxy firms like Hermes etc., it is important that where mandated, the final decision rests with the Veritas investment team.

There have been cases where resolutions brought against management by shareholders for good reason have failed simply because third party proxy firms have recommended voting against the resolution and with management. Veritas maintains independence of decision based on detailed knowledge of the company.

Voting on key issues is rarely done in isolation and is often a follow up post engaging with management. A decision to vote in favour of management could be conditional to implementing a course of action e.g. introducing more Non-Executive Directors within a set time period or adjusting a Long-Term Incentive Plan.

An integral part of the investment process is rating management on a number of criteria relating to sustainability/ vision/ cash deployment. Any drift in the rating will trigger a review of the position and potential engagement/ voting activity.

Reporting

Reporting is becoming increasingly important. It is clear clients wish to understand the rationale for portfolio positioning and for any necessary engagement / voting on controversial issues. Within the detailed quarterly report sent to clients there will be a summary of the votes cast over the quarter and an explanation of any votes against management.

We also have a separate voting section relating specifically to the ESG Red Lines. We follow the suggested practice of the AMNT for Red Line Voting of ‘comply or explain’. Where a red line has been breached, we will either vote against management or explain why we have not done so.

This together with details on any engagement with a company in our quarterly reports, ensures our clients remain well informed.

Vote Execution

The investment analyst will receive all relevant proxies and determine if he or she believes that Veritas should vote in favour or against management. After discussing with the Portfolio Manager and making a final decision, the analyst will instruct the custodian or prime broker via the Operations Team how to vote. This is done via ISS, and the role of the Operations Team is to ensure that the voting of proxies is done in a timely manner. The Role of the Chief Operating Officer (“COO”) is to monitor the effectiveness of these policies.

Veritas uses ISS to execute voting on behalf of clients. We have also mandated ISS to construct a customized screen for various ESG issues which incorporates the AMNT Red Lines, on a best endeavors basis. The AMNT Red Line Voting Policy contains 37 guidelines covering topics associated with ESG. Should any of the 37 red lines be breached, the instruction is to either vote against management or explain why not. Given this Red Line Voting Policy was developed principally for pooled fund investors (who have been unable to direct votes) and for UK stocks only, we have instructed ISS to apply the guidelines globally where applicable and apply the policy across all clients.

The investment analysts will consider the guidelines and any research when making their decision. In the case where a vote goes against a red line or where Veritas decides to vote against management for non-Red Line resolution, an explanation will be provided in the reporting. On occasion, we may decide to vote against management where the recommendation has been a vote in favour and again an explanation will be given.

Veritas Accountability

Veritas is a signatory of the United Nations Principle of Responsible Investment (“UNPRI”) which requires detailed annual reports in order to remain a member. Veritas is also ranked as Tier 1 by the Financial Reporting Council (“FRC”) in respect of its Stewardship Code. Veritas is also signed up to the Task Force on Climate-related Financial Disclosures (“TCFD”). Veritas is committed to engaging with the AMNT to improve on the set of guidelines in their Red Line Voting policy in order that the policy can be applied to global mandates.

Conflicts of Interest

We believe that as we are a privately owned, independently run partnership, and as our only business activity is asset management; we do not encounter some of the conflicts faced by larger financial services companies. Notwithstanding this, we still ensure that we have a robust conflicts of interest policy which clearly sets out how we identify, consider, mitigate, manage, disclose and record all conflicts, ensuring they are dealt with in a manner that is not prejudicial to any of our clients.

We seek to act in the best interests of all clients when considering proxy voting. Conflicts of interest may arise from time to time, such as voting on matters affecting an investee company, whose pension scheme may be one of our clients1, or where our clients are shareholders in two companies involved in both sides of a deal or dispute.

On a monthly basis, the ESG team at Veritas, reconciles the firm’s list of investee companies against its client list in the CRM system. If no conflicts are identified, the Compliance team will be advised of a nil report. In the event that a conflict is identified, the Compliance team will be notified, and the item will be logged in the conflicts of interest register, along with the date of the next AGM or EGM for the investee company (if available). Notification of the conflict will also be provided to the Operations team and the Investment team who will be instructed to abstain from voting until informed otherwise.

The ESG team provide ongoing monitoring to ensure that the conflicts of interest register is kept up to date, with the deletion or addition of any conflicts as necessary, and the relevant teams will be notified of any changes to ensure that voting is carried out in accordance with this policy. The Management Committee oversees this process and are informed of any amendments to the conflicts of interest register.

For further information please contact:

esg@vamllp.com

Veritas Asset Management LLP,

1 Smart’s Place,

London,

WC2B 5LW

http://www.vamllp.com/

[1]	Excludes investments that are not held in the legal name of the underlying client and investments made via third party platforms.

January 2021

In addition, effective if and when the New Subadvisory Agreement takes effect, the SAI is amended as follows:

The following replaces similar disclosure in the table in the first paragraph in the section titled “Management of the Funds – Compensation of the Investment Manager and the Subadviser” beginning on page 52:

Fund	Investment Management Fee
AMG Veritas Global Focus Fund	0.67%

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

Filed pursuant to 497(e)

File Nos. 033-44909 and 811-06520

AMG FUNDS I

AMG Managers Brandywine Blue Fund

Supplement dated March 19, 2021 to the Statement of Additional Information, dated February 1, 2021

The following information supplements and supersedes any information to the contrary relating to AMG Managers Brandywine Blue Fund (the “Fund”), a series of AMG Funds I (the “Trust”), contained in the Fund’s Statement of Additional Information (the “SAI”), dated as noted above.

At a meeting held on March 17-18, 2021 (the “Meeting”), the Trust’s Board of Trustees (the “Board”) approved the appointment of Veritas Asset Management LLP (“Veritas” or the “Subadviser”) as the subadviser to the Fund on an interim basis to replace Friess Associates, LLC (“Friess”), the Fund’s former subadviser, and Friess Associates of Delaware, LLC (“Friess of Delaware”), the Fund’s former sub-subadviser, effective March 19, 2021 (the “Implementation Date”). The appointment of Veritas was pursuant to an interim subadvisory agreement between AMG Funds LLC (“AMGF”) and Veritas (the “Interim Subadvisory Agreement”), to be effective until the earlier of 150 days after the termination of the former subadvisory agreement between AMGF and Friess with respect to the Fund (the “Former Subadvisory Agreement”) and the former sub-subadvisory agreement among AMGF, Friess and Friess of Delaware with respect to the Fund, which occurred on March 19, 2021, or the approval of a new subadvisory agreement between AMGF and Veritas by the Board and Fund shareholders. At the Meeting, the Board also approved the longer-term appointment of Veritas as the subadviser to the Fund, a new subadvisory agreement between AMGF and Veritas (the “New Subadvisory Agreement”), and the submission of the New Subadvisory Agreement to Fund shareholders for approval. The rate of compensation to be received by Veritas under the Interim Subadvisory Agreement approved by the Board is lower than the rate of compensation that Friess would have received under the Former Subadvisory Agreement.

In connection with the hiring of Veritas, effective as of the Implementation Date, the Fund (i) changed its name from AMG Managers Brandywine Blue Fund to AMG Veritas Global Real Return Fund, (ii) made changes to its investment objective, principal investment strategies and principal risks, and (iii) replaced its primary benchmark index with the Bloomberg Barclays US Treasury Inflation-Linked Bond Index and removed its secondary and tertiary benchmark indices.

Also in connection with the hiring of Veritas, the Board approved the following fee change for the Fund, which will be implemented upon the effectiveness of the New Subadvisory Agreement and will result in the overall reduction of the Fund’s net expense ratios: a new contractual expense limitation agreement will take effect pursuant to which AMGF will agree, through at least February 1, 2023, to limit total annual operating expenses (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 1.11% of the Fund’s average daily net assets, subject to later reimbursement by the Fund in certain circumstances.

The disposition of Fund securities in connection with the transition of the Fund’s investment objective and strategies is expected to cause the Fund to realize taxable income for U.S. federal income tax purposes. The Fund intends to make a special distribution to shareholders of all or a portion of such income. This distribution will be taxable to shareholders who hold their shares in a taxable account. See “Certain U.S. Federal Income Tax Matters” for further information.

In addition, effective as of the Implementation Date, the SAI is amended as follows:

All references to the name of the Fund shall refer to AMG Veritas Global Real Return Fund. All references to Friess and Friess of Delaware shall be deleted and all references to the subadviser to the Fund shall refer to Veritas. All references to Scott W. Gates as the portfolio manager of the Fund shall be deleted and all references to the portfolio managers of the Fund shall refer to Andrew Headley and Mike Moore.

The third paragraph in the section titled “Additional Investment Policies” beginning on page 1 is deleted in its entirety.

The section titled “Additional Investment Policies – Investment Techniques and Associated Risks – (1) American Depositary Receipts” on page 3 is deleted and replaced with the following:

1) Depositary Receipts

Global Depositary Receipts (“GDRs”) are negotiable certificates held in the bank of one country representing a specific number of shares of a stock traded on an exchange of another country. American Depositary Receipts (“ADRs”) are negotiable receipts issued by a United States bank or trust company, trade in U.S. markets and evidence ownership of securities in a foreign company which have been deposited with such bank or trust’s office or agent in a foreign country. European Depositary Receipts (“EDRs”) are European receipts evidencing a similar arrangement. Non-Voting Depositary Receipts (“NVDRs”) are trading instruments issued by the Thai NVDR Company Limited, a subsidiary wholly owned by The Stock Exchange of Thailand (the “SET”), intended to stimulate trading activity in the Thai stock market. NVDRs are automatically regarded as listed securities in the SET. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets. GDRs are receipts that may trade in U.S. or non-U.S. markets. Positions in GDRs, ADRs and EDRs are not necessarily denominated in the same currency as the common stocks into which they may be converted. With respect to investments in NVDRs, investors will receive all financial benefits, e.g., dividends and right issues, as if they had invested in a company’s ordinary shares, except that NVDR holders do not have the voting rights associated with the shares.

Investing in depositary receipts presents risks not present to the same degree as investing in domestic securities even though a Fund will purchase, sell and be paid dividends on depositary receipts in U.S. dollars. These risks include fluctuations in currency exchange rates, which are affected by international balances of payments and other economic and financial conditions; government intervention; speculation; and other factors. With respect to certain foreign countries, there is the possibility of expropriation or nationalization of assets, confiscatory taxation and political, social and economic instability. A Fund may be required to pay foreign withholding or other taxes on certain of its depositary receipts. A Fund may not be eligible to elect or may not elect to permit United States shareholders to claim a credit or deduction for U.S. federal income tax purposes to the extent of any foreign income taxes paid by the Fund. In such case, the foreign taxes paid or withheld will nonetheless reduce the Fund’s taxable income. See “Certain U.S. Federal Income Tax Matters” below. Unsponsored depositary receipts are offered by companies which are not prepared to meet either the reporting or accounting standards of the United States. While readily exchangeable with stock in local markets, unsponsored depositary receipts may be less liquid than sponsored depositary receipts. Additionally, there generally is less publicly available information with respect to unsponsored depositary receipts.

The following is added at the end of the sub-section titled “Additional Investment Policies – Investment Techniques and Associated Risks – 8) Foreign Securities” beginning on page 7:

Greater China. A Fund may purchase or obtain investment exposure to renminbi-denominated securities traded on exchanges located in the People’s Republic of China (“PRC”), such as equity securities traded on the Shanghai Stock Exchange and the Shenzhen Stock Exchange (“China A-Shares”), through a variety of mutual market access programs (collectively, “China Connect”) that enable foreign investment in PRC exchange-traded securities via investments made in Hong Kong or other locations that may in the future have China Connect programs with the PRC. Examples of China Connect programs include the Shanghai-Hong Kong Stock Connect and the Shenzhen-Hong Kong Stock Connect Program. The Fund may also invest indirectly in China A-Shares through China A Shares Access Products (“CAAPs”), such as participatory notes, and/or through collective investment schemes directly investing in China A-Shares through qualified foreign institutional investors (“QFIIs”) or Renminbi QFIIs (“RQFIIs”). The Fund may also invest in other investments including “H shares” of companies incorporated in Mainland China and listed on the Hong Kong Stock Exchange and other foreign exchanges. Trades do not cross between the Shanghai and Shenzhen stock exchanges and a separate broker is assigned for each exchange. If a Fund rebalances across both exchanges, the Fund must trade out of stocks listed on one exchange with a broker and trade into stocks on the other exchange with a separate broker. As a result, the Fund may incur additional fees.

Investments in Chinese securities are subject to various risks. In particular, the PRC exchanges have lower trading volumes, the market capitalizations of companies listed on these exchanges are generally smaller, the securities listed on these exchanges are less liquid and may experience materially greater volatility, and government supervision and regulation of the PRC securities markets are less developed than in the United States and other developed markets. The PRC government continues to exercise significant control over the PRC’s economy, and any changes to existing policies and new reform-oriented policies and measures, which are often unprecedented or experimental, could negatively impact the Fund’s investments in Chinese securities. The PRC government has frequently and significantly intervened in domestic securities markets, in particular the markets for China A-Shares, and may do so in the future. These interventions may be introduced suddenly and in response to market conditions. Measures have included price supports, bans on short selling and limits and bans on selling securities in general. These measures may not have the desired effect and may have a negative impact on a Fund’s PRC investments. As a result of these measures, from time to time, a Fund may not be able to sell securities of PRC companies at the desired time or price, and quoted prices for securities of PRC companies may not reflect actual market prices. The PRC government has also implemented, and may implement in the future, various measures to control inflation, which if unsuccessful, may negatively impact the PRC economy. The PRC legal system is still developing, and laws, regulations (including those allowing QFIIs to invest in China A-Shares), government policies and the political and economic climate in the PRC may change with little or no advance notice. Any such change could adversely affect market conditions. The QFII rules provide the China Securities Regulatory Commission and the State Administration of Foreign Exchange of China wide discretion to interpret them, leaving a considerable amount of uncertainty. The application of the tax laws and regulations of the PRC to income, including capital gains, derived from certain investments of a Fund remains unclear, and may well continue to evolve, possibly with retroactive effect. Any taxes imposed on the investments of the Fund pursuant to such laws and regulations will reduce the Fund’s overall returns. Some PRC companies may have less-established shareholder governance and disclosure standards. Accounting, auditing, financial and other reporting standards, practices and disclosure requirements applicable to PRC companies are different, sometimes in fundamental ways, from those applicable to companies in the United States and other developed markets.

China Stock Connect Programs. The risks noted here are in addition to the risks described above. There are significant risks inherent in investing in China A-Shares through China Connect. The China Connect programs are relatively new. There can be no assurance that China Connect programs will not be discontinued without advance notice or that future developments will not restrict or adversely affect a Fund’s investments or returns through China Connect. The less developed state of PRC’s investment and banking systems with respect to foreign investment subjects the settlement, clearing, and registration of China A-Shares transactions to heightened risks. China Connect program restrictions could also limit the ability of a Fund to sell its China A-Shares in a timely manner, or to sell them at all. For instance, China Connect programs involving Hong Kong can only operate when both PRC and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. As such, if Hong Kong markets are closed but China Connect Securities are trading in the PRC, or where China Connect programs are closed for extended periods of time because of subsequent Hong Kong and PRC holidays (or for other reasons), a Fund may not be able to dispose of its China A-Shares when it wants to in a timely manner, which could adversely affect the Fund’s performance or ability to meet its investment objective. A Fund’s investments in China A-Shares may only be traded through the relevant China Connect program and are not otherwise transferable.

Investments in eligible China A-Shares through China Connect programs are subject to trading, clearance and settlement procedures that could increase the risk of loss to a Fund and/or affect the Fund’s ability to effectively pursue its investment strategy, such as the prohibition on same day (turnaround) trading through China Connect programs. If an account buys China A-Shares on day “T,” the investor will only be able to sell the securities on or after day T+1. China A-Shares currently eligible for trading under a China Connect program may also lose such designation. Further, all China A-Shares trades must be settled in renminbi (“RMB”), which requires a Fund to have timely access to a reliable supply of RMB in Hong Kong, which cannot be assured.

China Connect is subject to certain restrictions that create additional operational risks. Settlement of China A-Shares occurs on T+0, which could subject a Fund to additional risk of failed trades, errors, or penalties. Under certain arrangements, investment in China A-Shares through China Connect is available only through a single broker that is an affiliate of the Fund’s sub-custodian, which means that the Fund cannot trade through another broker even if it believes it could achieve better quality of execution by doing so. Additionally, China Connect is subject to daily quota limits on purchases of China A-Shares. Once the daily quota is reached, orders to purchase additional China A-Shares through China Connect will be rejected. Investment quotas are subject to change, and although the current quotas do not place limits on sales of China A-Shares through China Connect programs, there can be no guarantee that capital controls would not be implemented that could adversely affect a Fund’s ability to remove money out of China and use it for other purposes, including to meet redemptions.

China A-Shares purchased through a China Connect program are held through a nominee structure by a Hong Kong-based depository as nominee (the “Nominee”) on behalf of investors. Thus, a Fund’s investments will be registered on the books of the PRC clearinghouse in the name of a Hong Kong clearinghouse, and on the books of a Hong Kong clearinghouse in the name of the Fund’s Hong Kong sub-custodian, and may not be clearly designated as belonging to the Fund. The precise nature and rights of a Fund as the beneficial owner of China A-Shares through the Nominee is not well defined under PRC law and it is not yet clear how such rights will be recognized or enforced under PRC law. If PRC law does not fully recognize a Fund as the beneficial owner of its China A-Shares, this may limit the ability of the Subadviser to effectively manage the Fund. The use of the nominee system also exposes a Fund to the credit risk of its sub-custodian and the depository intermediaries, and to greater risk of expropriation. Different fees, costs and taxes are imposed on foreign investors acquiring China A-Shares through China Connect programs, and these fees, costs and taxes may be higher than comparable fees, costs and taxes imposed on owners of other securities providing similar investment exposure. Furthermore, the securities regimes and legal systems of the PRC and Hong Kong differ significantly from each other and issues may arise based on these differences. Loss of Hong Kong independence or legal distinctiveness, for example, related to the Hong Kong protests that started in 2019, could undermine significant benefits of the China Connect programs. Political, regulatory and diplomatic events, such as the U.S.-China “trade war” that intensified in 2018, could have an adverse effect on the Chinese or Hong Kong economies and on investments made through China Connect programs, and thus could adversely impact the Funds investing through China Connect programs.

PRC Tax Risk. A Fund’s investments in China A-Shares will be subject to PRC tax rules, the application of many of many of which is uncertain. PRC taxes that may apply to a Fund’s investments include withholding taxes on dividends and interest earned by the Fund, withholding taxes on capital gains, corporate income tax, value added tax and stamp tax.

The PRC generally imposes withholding income tax at a rate of 10% on dividends, royalties, interest, and capital gains originating in the PRC and paid to a company that is not a resident of the PRC for tax purposes and that has no permanent establishment in the PRC. The withholding is in general made by the relevant PRC tax resident company making such payments. The State Administration of Taxation has confirmed the application to QFIIs and RQFIIs of the withholding income tax on dividends, premiums and interest. In the event the relevant PRC tax resident company fails to withhold the relevant PRC withholding income tax or otherwise fails to pay the relevant withholding income tax to the PRC tax authorities, the appropriate PRC tax authorities may, at their sole discretion, impose tax obligations on the Fund.

The PRC tax authorities issued a notice on November 14, 2014 (“Notice 79”) stating that QFIIs and RQFIIs (without an establishment or place of business in the PRC or without income that is effectively connected with such an establishment or place) are temporarily exempt from corporate income tax on gains derived from the trading of PRC equity investments, including China A-Shares, effective from November 17, 2014. Another notice (“Notice 81”), issued on the same day by the PRC tax authorities, states that the capital gain from disposal of China A-Shares by foreign investor enterprises via the China Connect program are temporarily exempt from income tax withholding. Notice 81 also states that the dividends derived from China A-Shares by foreign investor enterprises are subject to 10% withholding income tax.

There is no indication of how long these temporary exemptions will remain in effect and a Fund may be subject to addition PRC income taxes in the future. If, in the future, the PRC begins applying tax rules regarding the taxation of income from China A-Shares investment to QFIIs and RQFIIs or investments through the China Connect program or begins collecting capital gains taxes on such investments, the Funds could be subject to withholding income tax liability to the extent that any presumptive liability cannot be reduced or eliminated by applicable tax treaties. The negative impact of any such tax liability on a Fund’s return could be substantial.

If a Fund were considered to be a tax resident of the PRC, it would be subject to PRC corporate income tax at the rate of 25% on its worldwide taxable income. If a Fund were considered to be a non-resident enterprise with an “establishment” in the PRC, it would be subject to PRC corporate income tax of 25% on the profits attributable to the establishment. The Funds do not expect to be treated as a tax resident of the PRC and or as having an establishment in the PRC. It is possible, however, that the PRC could disagree with that conclusion or that changes in PRC tax law could affect the PRC income tax status of the Funds.

Existing guidance provides a temporary value added tax exemption for QFIIs and RQFIIs in respect of their gains derived from the trading of PRC securities. Since there is no indication how long the temporary exemption will remain in effect, the Funds may be subject to such value added taxes (and applicable surtaxes), which may be imposed in the form of a withholding tax, in the future. Stamp duty under the PRC laws generally applies to the execution and receipt of taxable documents, which include contracts for the sale of China A-Shares traded on PRC stock exchanges.

The PRC rules for taxation of RQFIIs, QFIIs and the China Connect program are evolving and certain of the tax regulations to be issued by the PRC tax authorities to clarify the subject matter may adversely affect the Fund and its shareholders. The applicability of reduced treaty rates of withholding in the case of an RQFII acting for a foreign investor such as the Funds is also uncertain. The imposition of any such taxes, including retroactively, could have a significant adverse effect on a Fund’s returns. The taxation of RQFIIs, QFIIs and China Connect transactions may differ from, or be applied in a manner inconsistent with the practices described in this prospectus. The value of a Fund’s investments in the PRC and the amount of its income and gains could be adversely affected by an increase in tax rates or change in PRC tax laws.

Any PRC tax liability incurred by a swap counterparty may be passed on to the Funds. When a Fund sells a swap on China A-Shares, the sale price due to the Fund may be reduced by the RQFII’s tax liability.

The above information is only a summary of the potential PRC tax consequences that may affect the Funds and their investors either directly or indirectly and is not intended to be taken as a definitive, authoritative or comprehensive statement of PRC tax law applicable to the Funds. Consult your personal tax advisor about the potential tax consequences of an investment in the Funds under all applicable tax laws.

The section titled “Additional Investment Policies – Investment Techniques and Associated Risks” beginning on page 3 is revised to add the following additional types of securities and instruments that may be purchased by the Fund to the extent such investments are permitted by applicable law:

Asset-Backed Securities

Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and are payable from, a stream of payments generated from particular assets, such as automobile and credit card receivables and home equity loans or other asset-backed securities collateralized by those assets. Asset-backed securities provide periodic payments that generally consist of both principal and interest payments that must be guaranteed by a letter of credit from an unaffiliated bank for a specified amount and time.

Asset-backed securities are subject to certain risks. These risks generally arise out of the security interest in the assets collateralizing the security. For example, credit card receivables are generally unsecured and the debtors are entitled to a number of protections from the state and through federal consumer laws, many of which give the debtor the right to offset certain amounts of credit card debts thereby reducing the amounts due. In general, these types of loans have a shorter life than mortgage loans and are less likely to have substantial prepayments, although in a period of declining interest rates, pre-payments on asset-backed securities may increase and a Fund may be unable to reinvest those prepaid amounts in investments providing the same rate of interest as the pre-paid obligations. Asset-backed securities also involve the risk that borrowers may default on the obligations backing them and that the values of and interest earned on such investments will decline as a result. Loans made to lower quality borrowers, including those of sub-prime quality, involve a higher risk of default. Therefore, the values of asset-backed securities backed by lower quality loans, including those of sub-prime quality, may suffer significantly greater declines in value due to defaults, payment delays or a perceived increased risk of default, especially during periods when economic conditions worsen.

During periods of deteriorating economic conditions, such as recessions or periods of rising unemployment, delinquencies and losses generally increase, sometimes dramatically, with respect to securitizations involving loans, sales contracts, receivables and other obligations underlying asset-backed securities.

Derivative Instruments

The following describes certain derivative instruments and products in which certain Funds may invest and risks associated therewith. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks, such as liquidity risk, correlation risk, market risk, credit risk, leveraging risk, counterparty risk, tax risk and management risk, as well as risks arising from changes in applicable requirements.

A Fund might not employ any of the strategies described below or be permitted by applicable law to do so, and no assurance can be given that any strategy used will succeed. Also, suitable derivative and/or hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will be able to identify or employ a desirable derivative and/or hedging transaction at any time or from time to time or that any such transactions will be successful.

Futures Contracts and Options on Futures Contracts. To the extent permitted by applicable law or regulation, a Fund may purchase and sell futures contracts, including futures contracts on global equity and fixed-income securities, interest rate futures contracts, foreign currency futures contracts and futures contracts on security indices (including broad-based security indices), for any purpose. A Fund may invest in foreign currency futures contracts and options thereon (“options on futures”) that are traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system as an adjunct to their securities activities. A Fund may purchase and sell futures contracts on various securities indices (“Index Futures”), including indices of U.S. government securities, foreign government securities, equity securities or fixed-income securities, and related options. Through the use of Index Futures and related options, a Fund may create economic exposure in its portfolio to long and short positions in the global (U.S. and non-U.S.) equity, bond and currency markets without incurring the substantial brokerage costs which may be associated with investment in the securities of multiple issuers. A Fund may enter into futures contracts for the purchase or sale of fixed-income securities, equity securities or foreign currencies, and may also use options on securities or currency futures contracts.

A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency or the cash value of an index at a specified price and time. An Index Future is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of a securities index (“Index”) at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an Index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A unit is the value of the relevant Index from time to time. Entering into a contract to buy units is commonly referred to as buying or purchasing a contract or holding a long position in an Index. Index Futures contracts can be traded through major commodity brokers. As described below, a Fund will be required to segregate initial margin in the name of the futures broker upon entering into an Index Future. Variation margin will be paid to and received from the broker on a daily basis as the contracts are marked to market, as a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. For example, when a Fund has purchased an Index Future and the price of the relevant Index has risen, that position will have increased in value and a Fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, when a Fund has purchased an Index Future and the price of the relevant Index has declined, the position would be less valuable and a Fund would be required to make a variation margin payment to the broker.

A Fund will ordinarily be able to close open positions on the futures exchanges on which Index Futures are traded at any time up to and including the expiration day. All positions which remain open at the close of the last business day of the contract’s life are required to settle on the next business day (based upon the value of the relevant Index on the expiration day), with settlement made with the appropriate clearing house. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position, and the Fund would be obligated to meet margin requirements (as discussed below) until the position is closed. Additional or different margin requirements as well as settlement procedures may be applicable to foreign stock Index Futures at the time a Fund purchases such instruments. Positions in Index Futures may be closed out by a Fund only on the futures exchanges upon which the Index Futures are then traded.

The following example illustrates generally the manner in which Index Futures operate. The S&P 100 Index is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange (“NYSE”). The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180). The Index Future specifies that no delivery of the actual stocks making up the Index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the Index at the expiration of the contract. For example, if a Fund enters into a futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of $180 and the S&P 100 Index value is $184 on that future date, the Fund will gain $400 (100 units x gain of $4). If a Fund enters into a futures contract to sell 100 units of the Index at a specified future date at a contract price of $180 and the S&P 100 Index value is $182 on that future date, the Fund will lose $200 (100 units x loss of $2). Any transaction costs must also be included in these calculations.

A public market exists in futures contracts covering a number of Indices as well as financial instruments and foreign currencies, including but not limited to: the S&P 500; the S&P Midcap 400; the Nikkei 225; the NYSE Composite; U.S. Treasury bonds; U.S. Treasury notes; Government National Mortgage Association (“GNMA”) Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the Japanese yen; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the euro. It is expected that other futures contracts in which a Fund may invest will be developed and traded in the future.

Interest Rate Futures Contracts. An interest rate futures contract is an obligation traded on an exchange or board of trade that requires the purchaser to accept delivery, and the seller to make delivery, of a specified quantity of the underlying financial instrument, such as U.S. Treasury bills and bonds, in a stated delivery month at a price fixed in the contract. Interest rate futures contracts may be purchased on debt securities such as U.S. Treasury bills and bonds, Eurodollar instruments, U.S. Treasury notes and interest rate swaps.

A Fund may purchase and sell interest rate futures as a hedge against changes in interest rates that would adversely impact the value of debt instruments and other interest rate sensitive securities being held or to be purchased by the Fund. A Fund might employ a hedging strategy whereby it would purchase an interest rate futures contract when it intends to invest in long-term debt securities but wishes to defer their purchase until it can orderly invest in such securities or because short-term yields are higher than long-term yields. Such a purchase would enable a Fund to earn the income on a short-term security while at the same time minimizing the effect of all or part of an increase in the market price of the long-term debt security which the Fund intends to purchase in the future. A rise in the price of the long-term debt security prior to its purchase either would be offset by an increase in the value of the futures contract purchased by a Fund or avoided by taking delivery of the debt securities under the futures contract. A call option is “in the money” if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is “in the money” if the exercise price exceeds the value of the futures contract that is the subject of the option.

A Fund would sell an interest rate futures contract to continue to receive the income from a long-term debt security, while endeavoring to avoid part or all of the decline in market value of that security which would accompany an increase in interest rates. If interest rates rise, a decline in the value of the debt security held by a Fund would be substantially offset by the ability of the Fund to repurchase at a lower price the interest rate futures contract previously sold. While a Fund could sell the long-term debt security and invest in a short-term security, this would ordinarily cause the Fund to give up income on its investment since long-term rates normally exceed short-term rates.

A Fund may purchase and write call and put options on futures. Options on futures possess many of the same characteristics as options on securities and indices (discussed below). An option on a futures contract gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the holder acquires a short position and the writer is assigned the opposite long position.

When a Fund purchases or sells a futures contract, the Fund is required to deposit with its futures commission merchant an amount of margin set by the clearing house on which the contract is cleared and the Fund’s futures commission merchant. This amount may be modified by the exchange or the futures commission merchant during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. A Fund may earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day a Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market” and is generally considered a settlement between the Fund and the exchange of the amount one would owe the other if the futures contract expired. If a Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. In computing daily NAV, a Fund will mark to market its open futures positions.

A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by a Fund.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (i.e., with the same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, a Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. Any transaction costs must also be included in these calculations. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position, and the Fund would be obligated to meet margin requirements until the position is closed. The inability to close options and futures positions also could have an adverse impact on a Fund’s ability to effectively hedge.

Limitations on Use of Futures and Options on Futures. A Fund may only enter into futures contracts or options on futures which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system, or in the case of options on futures, for which an established over-the-counter (“OTC”) option market exists. A Fund may utilize futures contracts and related options for any purpose, including for investment purposes and for “bona fide hedging” purposes (as such term is defined in applicable regulations of the U.S. Commodity Futures Trading Commission (the “CFTC”)), for example, to hedge against changes in interest rates, foreign currency exchange rates or securities prices. For instance, a Fund may invest to a significant degree in Index Futures on stock indices and related options (including those which may trade outside of the United States) as an alternative to purchasing individual stocks in order to adjust their exposure to a particular market.

When purchasing a futures contract, a Fund may segregate or earmark (and mark-to-market on a daily basis) assets determined to be liquid by a Fund’s Subadviser, in accordance with procedures established by the Board of Trustees that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract on the Fund’s records. Alternatively, a Fund may “cover” its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Fund.

When selling a futures contract, a Fund may segregate or earmark (and mark-to-market on a daily basis) assets determined to be liquid by the Fund’s Subadviser in accordance with procedures established by the Board of Trustees that are equal to the market value of the instruments underlying the contract. Alternatively, a Fund may “cover” its position by owning the instruments underlying the contract (or, in the case of an Index Future, a portfolio with a volatility substantially similar to that of the Index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund’s custodian).

When selling a call option on a futures contract, a Fund may segregate or earmark (and mark-to-market on a daily basis) assets determined to be liquid by the Fund’s Subadviser in accordance with procedures established by the Board of Trustees that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, a Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

When selling a put option on a futures contract, a Fund may segregate or earmark (and mark-to-market on a daily basis) assets determined to be liquid by the Fund’s Subadviser in accordance with procedures established by the Board of Trustees that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, a Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

The CFTC has adopted regulations that subject registered investment companies and their investment advisers to regulation by the CFTC if the registered investment company invests more than a prescribed level of its liquidation value in futures, options on futures or commodities, swaps, or other financial instruments regulated under the Commodity Exchange Act (“commodity interests”), or if a Fund markets itself as providing investment exposure to such instruments. As of the date of this SAI, the Funds are operated by a person, the Investment Manager, who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”) pursuant to Rule 4.5 thereunder (the “exclusion”) promulgated by the CFTC (with respect to the Funds). Accordingly, the Investment Manager (with respect to the Funds) is not subject to registration or regulation as a “commodity pool operator” under the CEA. To remain eligible for the exclusion, each of the Funds will be limited in its ability to use any commodity interests and in the manner in which it holds out its use of such commodity interests. In the event that a Fund’s investments in commodity interests are not within the thresholds set forth in the exclusion, the Investment Manager may be required to register as a “commodity pool operator” and/or “commodity trading advisor” with the CFTC with respect to that Fund. The Investment Manager’s eligibility to claim the exclusion with respect to a Fund will be based upon, among other things, the level and scope of a Fund’s investment in commodity interests, the purposes of such investments and the manner in which the Fund holds out its use of commodity interests. Each Fund’s ability to invest in commodity interests (including, but not limited to, futures and swaps on broad-based securities indexes and interest rates) is limited by the Investment Manager’s intention to operate the Fund in a manner that would permit the Investment Manager to continue to claim the exclusion under Rule 4.5, which may adversely affect the Fund’s total return. In the event the Investment Manager becomes unable to rely on the exclusion in Rule 4.5 and is required to register with the CFTC as a commodity pool operator with respect to a Fund, the Fund’s expenses may increase, adversely affecting the Fund’s total return.

Risks Associated with Futures and Options on Futures. There are several risks associated with the use of futures contracts and options on futures as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. Some of the risk may be caused by an imperfect correlation between movements in the price of the futures contract and the price of the security or other investment being hedged. The hedge will not be fully effective where there is such imperfect correlation. Also, an incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle, so that the portfolio return might have been greater had hedging not been attempted. For example, if the price of the futures contract moves more than the price of the hedged security, a Fund would experience either a loss or gain on the future which is not completely offset by movements in the price of the hedged securities. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and options on futures on securities, including technical influences in futures trading and options on futures, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. To compensate for imperfect correlations, a Fund may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, a Fund may purchase or sell fewer contracts if the volatility of the price of the hedged securities is historically less than that of the futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the futures contract approaches. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. Also, suitable hedging transactions may not be available in all circumstances.

Additionally, the price of Index Futures may not correlate perfectly with movement in the relevant index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, the deposit requirements in the futures market are less onerous than margin requirements in the securities market, and as a result, the futures market may attract more speculators than does the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. In addition, trading hours for foreign stock Index Futures may not correspond perfectly to hours of trading on the foreign exchange to which a particular foreign stock Index Future relates. This may result in a disparity between the price of Index Futures and the value of the relevant index due to the lack of continuous arbitrage between the Index Futures price and the value of the underlying index.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position. If a Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market, the imposition of price limits or otherwise, it could incur substantial losses. A Fund would continue to be subject to market risk with respect to the position. Also, except in the case of purchased options, a Fund would continue to be required to make daily variation margin payments and might be required to maintain a position being hedged by the future or option or to maintain cash or securities in a segregated account. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Utilization of futures transactions by a Fund involves the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker or clearing house with whom a Fund has an open position in a futures contract or related option. See “Derivatives Counterparty Risk” below.

Forward Currency Contracts. A Fund may enter into forward currency contracts for any purpose, including to attempt to hedge currency exposure or to enhance return. A forward currency contract is an obligation to purchase or sell a currency against another currency at a future date and price as agreed-upon by the parties. A Fund may either accept or make delivery of the currency at the maturity of the forward contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that a Fund will be able to close out a forward currency contract at a favorable price prior to maturity.

A Fund may engage in forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates. A Fund might sell a particular currency forward, for example, when it wanted to hold bonds denominated in that currency but anticipated, and sought to be protected against, a decline in the currency against the U.S. dollar. Similarly, a Fund might purchase a currency forward to “lock in” the dollar price of securities denominated in that currency which it anticipated purchasing. To avoid leverage in connection with forward currency transactions, a Fund will set aside with its custodian or earmark securities considered to be liquid by the Subadviser in accordance with procedures established by the Board of Trustees, or hold a covered position against any potential delivery or payment obligations under any outstanding contracts, in an amount equal to open positions in forwards used for non-hedging purposes.

Forward currency contracts are not traded on regulated exchanges. When a Fund enters into a forward currency contract, it incurs the risk of default by the counterparty to the transaction. See “Derivatives Counterparty Risk” below.

Options. A Fund may purchase and sell both put options and call options on a variety of underlying securities and instruments, including, but not limited to, specific securities, securities indices, futures contracts and foreign currencies. A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying security or instrument at the agreed-upon price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying security or instrument at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.

A Fund can use both European-style and American-style options. A European-style option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

A Fund may purchase call options for any purpose. For example, a call option may be purchased by a Fund as a long hedge. Call options also may be used as a means of participating in an anticipated price increase of a security or instrument on a more limited risk basis than would be possible if the security or instrument itself were purchased. In the event of a decline in the price of the underlying security or instrument, use of this strategy would serve to limit a Fund’s potential loss to the option premium paid; conversely, if the market price of the underlying security or instrument increases above the exercise price and the Fund either sells or exercises the option, any profit realized would be reduced by the premium. Any transaction costs must also be included in these calculations.

A Fund may purchase put options for any purpose. For example, a put option may be purchased by a Fund as a short hedge. The put option enables a Fund to sell the underlying security or instrument at the predetermined exercise price; thus the potential for loss to a Fund below the exercise price is limited to the option premium paid. If the market price of the underlying security or instrument is lower than the exercise price of the put option, any profit a Fund realizes on the sale of the security or instrument would be reduced by the premium paid for the put option less any amount for which the put option may be sold.

A Fund may write call or put options for any purpose. For example, writing put or call options can enable a Fund to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, a Fund may also suffer a loss as a result of writing options. For example, if the market price of the security or instrument underlying a put option declines to less than the exercise price of the option, minus the premium received, a Fund would suffer a loss. A Fund will segregate or earmark assets or otherwise “cover” written call or put options in accordance with applicable SEC guidelines.

Writing call options can serve as a limited short hedge, because declines in the value of the hedged security or instrument would be offset to the extent of the premium received for writing the option. However, when securities prices increase, a Fund is exposed to an increased risk of loss, because if the price of the underlying security or instrument exceeds the option’s exercise price, the Fund will suffer a loss equal to the amount by which the market price exceeds the exercise price at the time the call option is exercised, minus the premium received. If the call option is an OTC option, the securities or other assets used as cover may be considered illiquid.

Writing put options can serve as a limited long hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the underlying security or instrument depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and a Fund will be obligated to purchase the underlying security or instrument at more than its market value. If the put option is an OTC option, the securities or other assets used as cover may be considered illiquid.

The value of an option position will be affected by, among other things, the current market value of the underlying security or instrument, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying security or instrument, the historical price volatility of the underlying security or instrument and general market conditions.

A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

Risks of Options. Options offer large amounts of leverage, which will result in a Fund’s NAV being more sensitive to changes in the value of the related instrument. A Fund may purchase or write both exchange-traded and OTC options. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by a Fund as well as the loss of any expected benefit of the transaction.

A Fund’s ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that a Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to its expiration, if at all.

If a Fund were unable to effect a closing transaction for an option it had purchased, due to the absence of a counterparty or secondary market, the imposition of price limits or otherwise, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Options have varying expiration dates. The exercise price of the options may be below, equal to or above the current market value of the underlying security or instrument. Options purchased by a Fund that expire unexercised have no value, and the Fund will realize a loss in the amount of the premium paid and any transaction costs. If an option written by a Fund expires unexercised, the Fund realizes a gain equal to the premium received at the time the option was written. Transaction costs must be included in these calculations.

Additional risks related to options are discussed below (“Risks Related to OTC Options” and “Derivatives Counterparty Risk”).

Options on Indices. To the extent permitted by applicable law or regulation, the Funds may invest in options on indices, including broad-based security indices. Puts and calls on indices are similar to puts and calls on other investments except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities, futures contracts or other investments. When a Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (“multiplier”), which determines the total dollar value for each point of such difference. When a Fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When a Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund’s exercise of the put, to deliver to the Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When a Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and exercise price times the multiplier if the closing level is less than the exercise price.

Risks of Options on Indices. The risks of investments in options on indices may be greater than options on securities, futures contracts or other investments. Because index options are settled in cash, when a Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying index. A Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities or instruments similar to those on which the underlying index is based. However, a Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities or instruments as those that underlie the index and, as a result, the Fund bears a risk that the value of the securities or instruments held will vary from the value of the index.

Even if a Fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the “timing risk” inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, a Fund as the call writer will not learn of the assignment until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security or instrument, such as common stock, because there the writer’s obligation is to deliver the underlying security or instrument, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security or instrument, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds investments that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those investments against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its portfolio. This “timing risk” is an inherent limitation on the ability of index call writers to cover their risk exposure by holding security or instrument positions.

If a Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

Risks Related to OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. In addition, OTC options are generally considered illiquid by the SEC.

Foreign Currency Options. A Fund may use currency options, for example, to cross-hedge or to increase total return when the Subadviser anticipates that the currency will appreciate or depreciate in value. A Fund may additionally buy or sell put and call options on foreign currencies as a hedge against changes in the value of the U.S. dollar (or another currency) in relation to a foreign currency in which the Fund’s securities may be denominated. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. A Fund might purchase a currency put option, for example, to protect itself during the contract period against a decline in the dollar value of a currency in which it holds or anticipates holding securities. If the currency’s value should decline against the dollar, the loss in currency value should be offset, in whole or in part, by an increase in the value of the put. If the value of the currency instead should rise against the dollar, any gain to a Fund would be reduced by the premium paid for the put option. Any transaction costs must also be included in these calculations. A currency call option might be purchased, for example, in anticipation of, or to protect against, a rise in the value against the dollar of a currency in which the Fund anticipates purchasing securities.

A Fund may buy or sell put and call options on foreign currencies either on exchanges or in the OTC market. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options. Listed options are third party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation), and have standardized strike prices and expiration dates. OTC options differ from listed options in that they are bilateral contracts with strike prices, expiration dates and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-

traded options. Under definitions adopted by the CFTC and SEC, many foreign currency options are considered swaps for certain purposes, including determination of whether such instruments need to be exchange-traded and centrally cleared, as discussed further in “Risks of Government Regulation of Derivatives” below.

Additional Risks of Futures Contracts, Options on Futures Contracts, Options on Securities and Forward Currency Exchange Contracts and Options thereon. Options on securities, futures contracts, options on futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. Some foreign exchanges may be principal markets so that no common clearing facility exists and a Fund may look only to the broker with whom a position is held for performance of the contract. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that the Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes.

The value of some derivative instruments in which a Fund may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of a Fund, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Subadviser to forecast interest rates and other economic factors correctly. If the Subadviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, a Fund could be exposed to risk of loss. In addition, a Fund’s use of such instruments may cause a Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) than if the Fund had not used such instruments.

Certain of a Fund’s investments in derivative instruments may produce a difference between its book income and its taxable income. If such a difference arises, and a Fund’s book income is less than its taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment and to avoid an entity-level tax. A Fund may be required to accrue and distribute imputed income from certain derivative investments on a current basis, even though the Fund does not receive the income currently. A Fund may have to sell other investments to obtain cash needed to make income distributions, which may reduce the Fund’s assets, increase its expense ratio and decrease its rate of return. For U.S. federal income tax information regarding derivative instruments, see “Certain U.S. Federal Income Tax Matters” below.

Swap Agreements. To the extent permitted by applicable law or regulation, a Fund may engage in swap transactions, including, but not limited to swap transactions on interest rates, security indices (including broad-based security indices), specific securities and currency exchange rates.

The Funds may enter into swap transactions for any legal purpose consistent with its investment objectives and policies, such as attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in a more cost-efficient manner.

Swap agreements include two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to a number of years. Swap agreements are individually negotiated and structured to include exposure to a variety of types of investments or market factors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” such as the return on or increase in value of a particular dollar amount invested at a particular interest rate, or in a “basket” of securities representing a particular index. The “notional amount” of a swap transaction is the agreed upon basis for calculating the payments that the parties have agreed to exchange.

Most swap agreements entered into by the Funds calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund from the counterparty) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating or earmarking assets determined to be liquid by the Subadviser in accordance with procedures established by the Board of Trustees, to avoid any potential leveraging of the Fund’s portfolio. A Fund may also “cover” swaps in accordance with applicable SEC guidelines. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities. A Fund will not enter into a swap agreement with any single party that is engaged in a securities related business if the net amount owed or to be received under existing contracts with that party, along with investments in other securities issued by such counterparty, would exceed 5% of the Fund’s assets.

Whether a Fund’s use of swap agreements will be successful in furthering its investment objective(s) will depend on many factors, including the Subadviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Certain restrictions imposed on the Funds by the Internal Revenue Code of 1986, as amended (the “Code”), may limit the Funds’ ability to use swap agreements.

Because swaps are two-party contracts that may be subject to contractual restrictions on transferability and termination and because they may have terms of greater than seven calendar days, swap agreements may be considered to be illiquid. If a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses, and a Fund’s obligation under such agreement, together with other illiquid assets and securities, will not exceed 15% of a Fund’s net assets.

Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. Transactions in some types of swaps (including certain interest rate swaps and credit default swaps) are required to be centrally cleared. In a transaction involving those swaps, a Fund’s counterparty is a clearing house rather than the original counterparty to the derivatives transaction (i.e., a bank or broker), so the Fund is subject to the credit risk of the clearing house and the member of the clearing house (“clearing member”) through which it holds its cleared position, rather than the credit risk of its original counterparty to the derivative transaction. See also “Derivatives Counterparty Risk” and “Risks of Government Regulation of Derivatives” below.

Many OTC derivatives are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or incorrect valuation. The pricing models used may not produce valuations that are consistent with the values a Fund realizes when it closes or sells an OTC derivative. Valuation risk is more pronounced when a Fund enters into OTC derivatives with specialized terms because the market value of those derivatives in some cases is determined in part by reference to similar derivatives with more standardized terms. Incorrect valuations may result in increased cash payment requirements to counterparties, undercollateralization and/or errors in calculation of a Fund’s NAV.

A Fund may enter into interest rate and currency swap transactions and purchase or sell interest rate and currency caps and floors. A Fund will usually enter into interest rate swaps on a net basis (i.e. the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a Fund’s obligations over its entitlement with respect to each interest rate or currency swap will be calculated on a daily basis and an amount of cash or other liquid assets having an aggregate NAV at least equal to the accrued excess will be maintained in a segregated account by the Fund’s custodian. If a Fund enters into an interest rate or currency swap on other than a net basis it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap.

Derivatives Counterparty Risk. A Fund will be subject to credit risk with respect to the counterparties to derivative contracts. There can be no assurance that a counterparty will be able or willing to meet its obligations. Events that affect the ability of a Fund’s counterparties to comply with the terms of the derivative contracts may have an adverse effect on the Fund. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the Fund will succeed in enforcing contractual remedies. Counterparty risk still exists even if a counterparty’s obligations are secured by collateral because a Fund’s interest in collateral may not be perfected or additional collateral may not be promptly posted as required. Counterparty risk also may be more pronounced if a counterparty’s obligations exceed the amount of collateral held by a Fund, if any, a Fund is unable to exercise its interest in collateral upon default by the counterparty, or the termination value of the instrument varies significantly from the marked-to-market value of the instrument. If a counterparty becomes insolvent, a Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding or may obtain a limited or no recovery of amounts due to it under the derivative contract.

Transactions in certain types of derivatives including futures and options on futures as well as some types of swaps are required to be centrally cleared. In a transaction involving such derivatives, a Fund’s counterparty is a clearing house so the Fund is subject to the credit risk of the clearing house and the member of the clearing house (the “clearing member”) through which it holds its position. Credit risk of market participants with respect to such derivatives is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. A clearing member is generally obligated to segregate all funds received from customers with respect to cleared derivatives transactions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing broker from its customers are generally held by the clearing member on a commingled basis in an omnibus account, and the clearing member may invest those funds in certain instruments permitted under the applicable regulations. The assets of a Fund might not be fully protected in the event of the bankruptcy of the Fund’s clearing member, because the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s customers for a relevant account class. In addition, if a clearing member does not comply with applicable regulations or its agreement with a Fund, or in the event of fraud or misappropriation of customer assets by a clearing member, the Fund could have only an unsecured creditor claim in an insolvency of the clearing member with respect to the margin held by the clearing member.

Risks of Government Regulation of Derivatives. It is possible that government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent a Fund from using such instruments as a part of its investment strategy, and could ultimately prevent a Fund from being able to achieve its investment objective(s). Rules and regulations could, among other things, restrict a Fund’s ability to engage in, or increase the cost to a Fund of derivatives transactions, for example, by making some types of derivatives no longer available to the Fund, increasing margin or capital requirements, or otherwise limiting liquidity or increasing transaction costs. It is impossible to predict fully the effects of legislation and regulation in this area, but the effects could be substantial and adverse.

The futures markets are subject to comprehensive statutes, regulations, and margin requirements. The CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading.

The CFTC and certain futures exchanges have established limits, referred to as “position limits,” on the maximum net long or net short positions which any person may hold or control in particular options and futures contracts. In addition, starting January 1, 2023 federal position limits will apply to swaps that are economically equivalent to futures contracts that are subject to CFTC set speculative limits. All positions owned or controlled by the same person or entity, even if in different accounts, may must be aggregated for purposes of complying with speculative limits. Thus, even if a Fund does not intend to exceed applicable position limits, it is possible that different clients managed by Investment Manager and its affiliates may be aggregated for this purpose. Although it is possible that the trading decisions of the Investment Manager (acting in its capacity as investment manager of a Fund) may have to be modified and that positions held by a Fund may have to be liquidated in order to avoid exceeding such limits, the Investment Manager (acting in its capacity as investment manager of a Fund) believes that this is unlikely. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the profitability of a Fund.

The regulation of swaps and futures transactions in the U.S., the European Union (“EU”) and other jurisdictions is a rapidly changing area of law and is subject to modification by government and judicial action. Recent legislative and regulatory reforms, including the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), have resulted in new regulation of derivatives, including clearing, margin, reporting, recordkeeping and registration requirements for certain types of swaps contracts and other derivatives. Because these requirements are relatively new and evolving, and certain of the rules are not yet final, their ultimate impact remains unclear. New regulations could, among other things, restrict a Fund’s ability to engage in swap transactions (for example, by making certain types of swap transactions no longer available to the Fund) and/or increase the costs of such swap transactions (for example, by increasing margin or capital requirements), and the Fund may as a result be unable to execute its investment strategies in a manner the Subadviser might otherwise choose. There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in a Fund or the ability of a Fund to continue to implement its investment strategies. Rules adopted under the Dodd-Frank Act require certain OTC derivatives, including certain interest rate swaps and certain credit default swaps (and potentially other types of OTC derivatives in the future), to be executed on a regulated market and cleared through a central counterparty, which may result in increased margin requirements and costs for the Funds. (See “Additional Risk Factors in Cleared Derivatives Transactions” below.) It is also unclear how the regulatory changes will affect counterparty risk.

Additionally, U.S. regulators, the EU and certain other jurisdictions have adopted minimum margin and capital requirements for uncleared OTC derivatives transactions. These rules impose minimum margin requirements on derivatives transactions between a Fund and its swap counterparties. They impose regulatory requirements on the timing of transferring margin. The Funds are already subject to variation margin requirements under such rules and may become subject to initial margin requirements under such rules in 2022. Such requirements could increase the amount of margin a Fund needs to provide in connection with uncleared derivatives transactions and, therefore, make such transactions more expensive.

Also, as noted above, in the event of a counterparty’s (or its affiliate’s) insolvency, a Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated. New special resolution regimes adopted in the United States, the EU and various other jurisdictions provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty and may prohibit a Fund from exercising termination rights based on the financial institution’s insolvency. In particular, in the EU, governmental authorities could reduce, eliminate or convert to equity the liabilities to the Funds of a counterparty experiencing financial difficulties (sometimes referred to as a “bail in”).

The SEC recently finalized new Rule 18f-4 under the 1940 Act providing for the regulation of registered investment companies’ use of derivatives and certain related instruments. Compliance with Rule 18f-4 to invest in derivatives and certain related instruments will not be required until approximately the middle of 2022. The new rule, among other things, limits derivatives exposure through one of two value-at-risk tests, requires funds to adopt and implement a derivatives risk management program (including the appointment of a derivatives risk manager and the implementation of certain testing requirements), and subjects funds to certain reporting requirements in respect of derivatives. Limited derivatives users (as determined by Rule 18f-4) are not, however, subject to the full requirements under the rule. In connection with the adoption of Rule 18f-4, the SEC also eliminated the asset segregation framework for covering derivatives and certain financial instruments arising from the SEC’s Release 10666 and ensuing staff guidance. As the Funds transition into reliance on Rule 18f-4, the Funds’ approach to asset segregation and coverage requirements described in this SAI with respect to derivatives may be impacted.

Additional Risk Factors in Cleared Derivatives Transactions. Transactions in some types of swaps (including interest rate swaps and credit default swaps on North American and European indices) are required to be centrally cleared, and additional types of swaps may be required to be centrally cleared in the future. In a transaction involving those swaps (“cleared derivatives”), a Fund’s counterparty is a clearing house, rather than a bank or broker. Since the Funds are not members of clearing houses and only clearing members can participate directly in the clearing house, the Funds will hold cleared derivatives through accounts at clearing members. In cleared derivatives transactions, a Fund will make payments (including margin payments) to and receive payments from a clearing house through its accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house.

In some ways, cleared derivative arrangements are less favorable to funds than bilateral arrangements. For example, a Fund may be required to provide more margin for cleared derivatives transactions than for bilateral derivatives transactions. Also, in contrast to a bilateral derivatives transaction, following a period of notice to a Fund, a clearing member generally can require termination of an existing cleared derivatives transaction at any time or an increase in margin requirements above the margin that the clearing member required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing transactions or to terminate those transactions at any time. Any increase in margin requirements or termination of existing cleared derivatives transactions by the clearing member or the clearing house could interfere with the ability of a Fund to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could expose a Fund to greater credit risk to its clearing member, because margin for cleared derivatives transactions in excess of a clearing house’s margin requirements typically is held by the clearing member. Also, a Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or that the Investment Manager or Subadviser expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. In those cases, the transaction might have to be terminated, and a Fund could lose some or all of the benefit of the transaction, including loss of an increase in the value of the transaction and/or loss of hedging protection. In addition, the documentation governing the relationship between the Fund and clearing members is drafted by the clearing members and generally is less favorable to the Fund than typical bilateral derivatives documentation. For example, documentation relating to cleared derivatives generally includes a one-way indemnity by the Fund in favor of the clearing member for losses the clearing member incurs as the Fund’s clearing member and typically does not provide the Fund any remedies if the clearing member defaults or becomes insolvent. While futures contracts entail similar risks, the risks likely are more pronounced for cleared swaps due to their more limited liquidity and market history.

Some types of cleared derivatives are required to be executed on an exchange or on a swap execution facility. A swap execution facility is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. While this execution requirement is designed to increase transparency and liquidity in the cleared derivatives market, trading on a swap execution facility can create additional costs and risks for a Fund. For example, swap execution facilities typically charge fees, and if a Fund executes derivatives on a swap execution facility through a broker intermediary, the intermediary may impose fees as well. Also, a Fund may be required to indemnify a swap execution facility, or a broker intermediary who executes cleared derivatives on a swap execution facility on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the swap execution facility. If a Fund wishes to execute a package of transactions that include a swap that is required to be executed on a swap execution facility as well as other transactions (for example, a transaction that includes both a security and an interest rate swap that hedges interest rate exposure with respect to such security), it is possible the Fund could not execute all components of the package on the swap execution facility. In that case, the Fund would need to trade certain components of the package on the swap execution facility and other components of the package in another manner, which could subject the Fund to the risk that certain of the components of the package would be executed successfully and others would not, or that the components would be executed at different times, leaving the Fund with an unhedged position for a period of time.

Segregated Accounts or Cover. A Fund will comply with SEC guidelines regarding covering certain financial transactions, including options, futures contracts, options on futures, forward contracts, swaps and other derivative transactions, and will, if the guidelines require, segregate or earmark on its books cash or other liquid assets in the prescribed amount as determined daily. In addition to the methods of segregating assets or otherwise “covering” such transactions described in this SAI, a Fund may cover the transactions using other methods currently or in the future permitted under the 1940 Act, the rules and regulations thereunder or orders issued by the SEC thereunder. For these purposes, interpretations and guidance provided by the SEC staff may be taken into account when deemed appropriate by a Fund.

Assets used as cover cannot be sold while the position in the corresponding instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund’s assets to cover in accounts could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

Eurodollar Obligations

Eurodollar obligations are U.S. dollar obligations issued outside the United States by domestic or foreign entities.

Participatory Notes and Non-Standard Warrants

A Fund may use non-standard warrants, including participatory notes (“P-Notes”), to gain exposure to issuers in certain countries. P-Notes are a type of equity-linked derivative that generally are traded OTC and constitute general unsecured contractual obligations of the banks or broker-dealers that issue them. Generally, banks and broker-dealers associated with non-U.S.-based brokerage firms buy securities listed on certain foreign exchanges and then issue P-Notes which are designed to replicate the performance of certain issuers and markets. The performance results of P-Notes will not replicate exactly the performance of the issuers or markets that the notes seek to replicate due to transaction costs and other expenses. The return on a P-Note that is linked to a particular underlying security generally is increased to the extent of any dividends paid in connection with the underlying security. However, the holder of a P-Note typically does not receive voting or other rights as it would if it directly owned the underlying security, and P-Notes present similar risks to investing directly in the underlying security. Additionally, P-Notes entail the same risks as other OTC derivatives. These include the risk that the counterparty or issuer of the P-Note may not be able to fulfill its obligations, that the holder and counterparty or issuer may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected. Additionally, while P-Notes may be listed on an exchange, there is no guarantee that a liquid market will exist or that the counterparty or issuer of a P-Note will be willing to repurchase such instrument when a Fund wishes to sell it.

Publicly Traded Partnerships

Publicly traded partnerships are generally limited partnerships (or limited liability companies), the units of which may be listed and traded on a securities exchange or are readily tradable on a secondary market (or its substantial equivalent). Although publicly traded partnerships are generally taxable as corporations, the Funds may invest in certain publicly traded partnerships, including master limited partnerships (“MLPs”), that qualify for treatment as partnerships for federal income tax purposes pursuant to certain limited exceptions under the Code. A Fund’s investments in such entities may be limited by the Fund’s intention to qualify as a regulated investment company and can bear on the Fund’s ability to qualify as such. See “Certain U.S. Federal Income Tax Matters.” Many MLPs derive income and gain from the exploration, development, mining or production, processing, refining, transportation or marketing of any mineral or natural resource or from real property. The value of MLP units fluctuates predominantly based on prevailing market conditions and the success of the MLP. The Funds may purchase common units of an MLP on an exchange as well as directly from the MLP or other parties in private placements. Unlike owners of common stock of a corporation, owners of common units of an MLP have limited voting rights and have no ability to annually elect directors. MLPs generally distribute all available cash flow (cash flow from operations less maintenance capital expenditures) in the form of quarterly distributions, but a Fund will be required to include in its taxable income its allocable share of the MLP’s income regardless of whether any distributions are made by the MLP. Thus, if the distributions received by a Fund are less than that Fund’s allocable share of the MLP’s income, the Fund may be required to sell other securities so that it may satisfy the requirements to qualify as a regulated investment company and avoid federal income and excise taxes. Common units typically have priority as to minimum quarterly distributions. In the event of liquidation, common units have preference over subordinated units, but not debt or preferred units, to the remaining assets of the MLP.

An investment in MLP units involves some risks that differ from an investment in the common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. Holders of MLP units of a particular MLP are also exposed to a remote possibility of liability for the obligations of that MLP under limited circumstances not expected to be applicable to the Funds. A Fund will not acquire any interests in MLPs that are believed to expose the assets of a Fund to liabilities incurred by the MLP. In addition, the value of a Fund’s investment in MLPs depends largely on the MLPs being treated as partnerships for federal income tax purposes. If an MLP does not meet certain federal income tax requirements to maintain partnership status, or if it is unable to do so because of tax law changes, it would be taxed as a corporation. In that case, the MLP would be obligated to pay income tax at the entity level and distributions received by a Fund generally would be taxed as dividend income. As a result, there could be a reduction in a Fund’s cash flow and there could be a material decrease in the value of that Fund’s shares.

Real Estate Investment Trusts

A Fund may invest in REITs, which are pooled investment vehicles that invest primarily in income-producing real estate or real-estate-related loans or interest.

REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as a Fund, REITs are not taxed on income distributed to shareholders provided that they comply with certain requirements under the Code. A Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by the Fund.

Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risk of financing projects. During periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, and such prepayment may diminish the yield on securities issued by such mortgage REITs. REITs are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for the special tax treatment accorded REITs under the Code and failing to maintain their exemption from the 1940 Act. REITs, and mortgage REITs in particular, are also subject to interest rate risk.

Short Sales

The Funds may engage in “short sales against the box,” which involve selling short a security in which the Fund currently holds a position or that the Fund has a right to acquire, while at the same time maintaining its current position in that security or retaining the right to acquire the security. In order to engage in a short sale against the box, a Fund arranges with a broker or other counterparty, which may be the Fund’s custodian, to borrow the security being sold short. A Fund must deposit with or for the benefit of the broker or other counterparty collateral, consisting of cash, or marketable securities, to secure the Fund’s obligation to replace the security and segregate liquid assets, so that the total of the amounts deposited with the broker or other counterparty and segregated is equal to the current value of the securities sold short. In addition, a Fund must pay the broker or other counterparty any dividends or interest paid on the borrowed security during the time the short position is open. In order to close out its short position, the Fund will replace the security by purchasing the security at the price prevailing at the time of replacement or taking the security the Fund otherwise holds and delivering it to the broker or other counterparty. If the price of the security sold short has increased since the time of the short sale, the Fund will incur a loss in addition to the costs associated with establishing, maintaining and closing out the short position. A Fund’s loss on a short sale is potentially unlimited because there is no upward limit on the price the security sold short could attain. If the price of the security sold short has decreased since the time of the short sale, the Fund will experience a gain to the extent the difference in price is greater than the costs associated with establishing, maintaining and closing out the short position. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

A Fund may also engage in short sales “not against the box,” which are generally short sales of securities in which the Fund does not currently hold a long position. Short sales that are not made “against the box” create opportunities to increase a Fund’s return but, at the same time, involve special risk considerations and may be considered a speculative technique. Since a Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund’s NAV per share will tend to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in short sales. Similar to short sales against the box, short sales not against the box theoretically involve unlimited loss potential, as the market price of securities sold short may continuously increase. Under adverse market conditions, a Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

A Fund may also maintain short positions in forward currency exchange transactions, in which a Fund agrees to exchange currency that it does not own at that time for another currency at a future date and specified price in anticipation of a decline in the value of the currency sold short relative to the currency that a Fund has contracted to receive in the exchange. To ensure that any short position of a Fund is not used to achieve leverage, a Fund segregates cash or liquid assets equal to the fluctuating market value of the currency as to which any short position is being maintained. Whenever a Fund is required to segregate assets for 1940 Act purposes, notations on the books of the Trust’s custodian or fund accounting agent are sufficient to constitute a segregated account.

The SEC and other (including non-U.S.) regulatory authorities have imposed, and may in the future impose, restrictions on short selling, either on a temporary or permanent basis, which may include placing limitations on specific companies and/or industries with respect to which a Fund may enter into short positions. Any such restrictions may hinder a Fund in, or prevent it from, fully implementing its investment strategies, and may negatively affect performance.

When-Issued Securities

A Fund may purchase securities on a when-issued basis. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed, with payment and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. The value of these securities is subject to market fluctuation. For fixed-income securities, no interest accrues to a Fund until a settlement takes place. At the time a Fund makes a commitment to purchase securities on a when-issued basis, it will record the transaction, reflect the daily value of the securities when determining its NAV, and if applicable, calculate the maturity for the purposes of determining its average maturity from the date of the transaction. At the time of settlement, a when-issued security may be valued below the amount of its purchase price.

In connection with these transactions, a Fund will earmark or maintain a segregated account with its custodian containing liquid assets in an amount which is at least equal to the commitments. On the delivery dates of the transactions, a Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could incur a loss or a gain due to market fluctuation. Furthermore, a Fund may be at a disadvantage if the other party to the transaction defaults. When-issued transactions may allow a Fund to hedge against changes in interest rates.

The fourth paragraph of the section titled “Management of the Funds – Investment Manager and Subadviser” beginning on page 29 is deleted and replaced with the following:

For its investment management services, the Investment Manager receives an investment management fee from each Fund. The Investment Manager uses a portion of the investment management fees it receives from each Fund to pay the subadvisory fees of the Subadviser that manages the assets of the Fund. Because each Subadviser is an affiliate of the Investment Manager, the Investment Manager indirectly benefits from the compensation received by the Subadviser.

The following is added to the end of the third paragraph of the section titled “Management of the Funds – Investment Management, Subadvisory and Sub-Subadvisory Agreements” beginning on page 30:

Notwithstanding the foregoing, with respect to AMG Veritas Global Real Return Fund, the interim Subadvisory Agreement, dated as of March 19, 2021, provides that it shall continue in effect until the earlier of (i) 150 days from the date of the Subadvisory Agreement or (ii) the approval of a subadvisory agreement between the Subadviser and the Investment Manager by a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). The Board of Trustees has approved the longer-term appointment of Veritas as the subadviser to AMG Veritas Global Real Return Fund pursuant to a new subadvisory agreement between the Investment Manager and the Subadviser (the “New Veritas Global Real Return Fund Subadvisory Agreement”), and the submission of the New Veritas Global Real Return Fund Subadvisory Agreement to the Fund’s shareholders for approval. The interim Subadvisory Agreement with respect to AMG Veritas Global Real Return Fund may be terminated, without penalty, by vote of the Board of Trustees, by vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), by the Investment Manager, and by the Subadviser, in each case upon 60 days’ prior written notice to the other party. The interim Subadvisory Agreement terminates automatically in the event of assignment, as defined in the 1940 Act and the regulations thereunder.

The second and third sentences of the tenth paragraph of the section titled “Management of the Funds – Investment Management, Subadvisory and Sub-Subadvisory Agreements” beginning on page 30 are deleted and replaced with the following:

Each Subadvisory Agreement provides that the Subadviser shall not be subject to any liability for any act or omission, error of judgment, or mistake of law or for any loss suffered by the Investment Manager or the Trust in connection with the Subadvisory Agreement, except by reason of the Subadviser’s willful misfeasance, bad faith, or negligence in the performance of its duties, or by reason of the Subadviser’s reckless disregard of its obligations and duties under the Subadvisory Agreement.

The information relating to the Fund in the section titled “Management of the Funds – Portfolio Manager of the Funds” beginning on page 35 is deleted and the following is added as a new sub-section:

AMG Veritas Global Real Return Fund

Unless otherwise indicated, all information below is as of December 31, 2020.

Veritas Asset Management LLP (“Veritas”)

Veritas has served as Subadviser to AMG Veritas Global Real Return Fund since March 2021. Veritas is located at 1 Smart’s Place, London WC2B 5LW. As of December 31, 2020, Veritas had assets under management of approximately $33 billion. AMG indirectly owns a majority interest in Veritas. Andrew Headley and Mike Moore are the portfolio managers jointly and primarily responsible for the day-to-day management of the Fund.

Other Accounts Managed by the Portfolio Managers

Portfolio Manager: Andrew Headley
Type of Account	Number Of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	1	$281.9	None	$0
Other Pooled Investment Vehicles	5	$5,805.2	None	$0
Other Accounts	44	$19,022.9	None	$0

Portfolio Manager: Mike Moore
Type of Account	Number Of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	1	$281.9	None	$0
Other Pooled Investment Vehicles	4	$5,401.5	None	$0
Other Accounts	43	$18,853.0	None	$0

Potential Material Conflicts of Interest

The senior management of Veritas are committed to identifying and understanding where in its business, conflicts of interest might occur. In line with UK law and regulations, Veritas takes all reasonable steps to manage these conflicts and where it is determined that it is not possible to mitigate a conflict, Veritas ensures fair treatment of all clients and will clearly and accurately disclose the existence of the conflict where appropriate.

Veritas seeks to ensure that its practices do not favor the interests of Veritas and its staff over those interests of a client or the interests of one segregated client over another segregated client. Veritas implements policies and procedures that either limit practices that result in conflicts or prescribe practices that ensure proper handling of clients’ interests such as personal account dealing, gifts and hospitality, order execution, order allocation and cross trading. The governance arrangements of Veritas have been established to ensure oversight of Veritas’ duties in regards to conflicts of interest.

Veritas has an obligation to establish, implement and maintain an effective Conflicts of Interest policy. Staff in all business lines are encouraged to be aware of the potential for conflicts of interest to arise within Veritas’ operations and training is provided to create awareness and of Veritas’ responsibilities as its clients’ agent, to manage conflicts appropriately. Identified conflicts are added to the Conflicts Log which is maintained by the Compliance team.

Portfolio Manager Compensation

Veritas is governed by The Remuneration Code (SYSC 19A of the FCA for Handbook) applicable for solo regulated firms in the United Kingdom. Members of staff and partners receive remuneration in three ways; industry level basic pay or fixed profit allocation equivalent, discretionary bonus or profit share, and equity income if they have been invited to become a partner of the firm.

Discretionary compensation: the partnership has a Remuneration Committee which determines individual levels of discretionary bonus/profit award. The level of award is linked to client outcome, performance in that person’s respective role and overall contribution to the Partnership.

Investment staff are measured by their ability to generate investment ideas and where those ideas are included in investment portfolios, they are then measured against the performance based on 1, 3 and 5 year performance. Compensation is not based directly on Fund performance. Non-quantitative measures are also taken into account; for example, contribution to the team via appropriate challenge to ideas of other team members.

Long-term incentives: Partners in Veritas own partnership points. The partnership points provide an income based on the overall success of the firm. The partnership points have no capital value for 5 years after which point a capital value can, if individual partners decide, be realized on a gradual basis over the next 5 years with 50% being retained until retirement.

Portfolio Managers’ Ownership of Fund Shares

AMG Veritas Global Real Return Fund

Mr. Headley: None

Mr. Moore: None

Appendix B is deleted in its entirety and the following is added as Appendix C:

Appendix C

Veritas Asset Management LLP

Global Strategies Voting Policy

Veritas Asset Management LLP (“Veritas”) has a commitment to evaluate and vote proxy resolutions in the best interests of our clients. We will vote on all proxy proposals, amendments, consents or resolutions relating to client securities and will vote against management where we strongly believe that to do so is in the best interests of the client. This will primarily occur where the matter to be voted upon will materially affect shareholder value.

Governance of a company is key to Environmental and Social risk factors. A well-run business with management focused on long term risks and challenges that deploys its capital accordingly, is most likely to meet the Veritas quality characteristics sought from each investment. Where a company deviates once an investment is made, voting is one method that can be used to challenge management. It is often utilized alongside engagement.

Areas considered

1. Accountability and Transparency

The management of a company should be accountable to its board of directors and the board accountable to shareholders. The appointment of directors and an independent board are key to good corporate governance. Directors are expected to be competent individuals and they should be accountable and responsive to shareholders. Veritas supports an independent, diverse board of directors, and prefers that key committees such as audit and compensation committees be comprised of independent directors. Generally speaking, we would prefer the separation of Chairman and Chief Executive Officer (“CEO”) positions but this would be reviewed on a case-by-case basis.

When meeting management we focus on their long-term vision and how capital is deployed. We seek long term, predictable and sustainable businesses. A company that is dominant today, is not guaranteed future success if its management does not address the future risks and have incentives that are aligned with long term shareholders.

Any activity performed or information published by management can materially affect shareholder value. The ability to create value for shareholders largely depends on the predictability of management in the way it deploys the cash it generates. How reliable and transparent the management of a company is very important as is the timely disclosure of information. Any activity that is unusual or out of character would cause concern.

2. Alignment

(a) Compensation

A company’s equity-based compensation plan should be in alignment with the shareholders’ long-term interests. Veritas believes that executive compensation should be directly linked to the performance of the company and any incentive plan is fair and reasonable. Severance compensation arrangements will be reviewed on a case-by-case basis. Excessive “golden parachutes” are not in the interest of long-term shareholders. The Key Performance Indicators (KPI’s) should focus on longer time periods which means management not only focus on short term risks but where relevant environmental and social risks.

(b) Capital Structure

Veritas will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. Generally, we would not be in favour of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights.

(c) Environmental and Social issues

Companies may face significant financial, legal and reputational risks resulting from poor environmental and social practice. Those companies that are managed well are often effective in dealing with the relevant environmental and social issues that pertain to their business. Good quality sustainable companies will move quickly to address data protection issues, reduce carbon emissions, understand the need for lower drug pricing etc., and identify potential in becoming part of the solution to a growing problem. Companies that do not adjust where necessary become disrupted and the predictability of cash flows is significantly reduced.

Environmental, Social and Governance (“ESG”)—Red Line Voting

The Red Line initiative was developed by the Association of Member Nominated Trustees (“AMNT”) to enable pension schemes to take a more active ownership role. Whilst segregated clients own the underlying equity and can direct managers on how to vote, pooled fund investors own units in an underlying fund making it difficult to direct voting. The AMNT developed a set of Red Lines which are voting instructions covering a wide range of environmental, social and governance issues. The environmental Red Lines are in furtherance of the UN Global Compact and were formulated with substantial advice from CDP (formerly the Carbon Disclosure Project). The social Red Lines are in furtherance of the UN Global Compact and the Financial Reporting Council’s UK Corporate Governance Code. The governance Red Lines were developed after studying the voting and engagement policies of the AMNT’s largest pension schemes and basing the Red Lines on the consensus. If one of the 37 Red Lines is breached, the Manager votes in accordance with the Red Line (usually against management) or explains why it has not done so (‘comply or explain’).

Veritas Global application

We understand and agree with the principles behind the AMNT initiative. Investment Managers are the stewards of client capital and all shareholders have a right to direct their Manager on how to vote. The Red Lines are not blunt instructions that the Manager must adhere to. Rather, should a manager decide not to vote in accordance with what might look like a breach of the company’s fiduciary duty, then a detailed explanation would be required.

The Red Lines acknowledge the importance of Governance in ESG. The majority of Red Lines relate back to management and how the business is being run. Whilst some Red Lines may arguably be too aggressive, they provide an opportunity to help educate clients as to why Veritas may think differently on a particular issue.

As an example of Red Line application, voting against senior management for not having a climate change committee is more relevant where the company is a significant carbon producer and needs to do something about it as opposed to one that produces very little carbon and perhaps needs to focus more on data protection. Here we may choose to vote with management and highlight to them areas in which they could improve. Indeed, we have a policy to engage with those companies in which we are invested on behalf of clients, that do not disclose their carbon output and / or have climate policies in place.

The shortfall for a Global Equity Manager like Veritas is that the Red Lines were designed to be applied to UK Equities only. Due to this and our strong belief to vote all resolutions irrespective of where the company is listed, we have instructed Institutional Shareholder Services (“ISS”) to apply (where applicable) the Red Lines globally to all of our funds. We also apply these rules across all Segregated Global Equity mandates where the client has not elected to vote themselves.

Voting Integral to the Investment process

Veritas runs concentrated portfolios. Typically, we look for 25-40 stocks that will achieve a real-return objective for our clients. We have a dedicated Global investment team that understands the businesses we invest in on behalf of our clients. The aim is to buy high quality companies at the right price. The best people to assess whether a company is good quality or whether it is carrying out activities/practices that will be potentially detrimental to shareholders are our investment analysts and Portfolio Managers. Whilst we will take third party views into consideration, such as ISS, AMNT Red Lines, and even questions raised by clients who use proxy firms like Hermes etc., it is important that where mandated, the final decision rests with the Veritas investment team.

There have been cases where resolutions brought against management by shareholders for good reason have failed simply because third party proxy firms have recommended voting against the resolution and with management. Veritas maintains independence of decision based on detailed knowledge of the company.

Voting on key issues is rarely done in isolation and is often a follow up post engaging with management. A decision to vote in favour of management could be conditional to implementing a course of action e.g. introducing more Non-Executive Directors within a set time period or adjusting a Long-Term Incentive Plan.

An integral part of the investment process is rating management on a number of criteria relating to sustainability/ vision/ cash deployment. Any drift in the rating will trigger a review of the position and potential engagement/ voting activity.

Reporting

Reporting is becoming increasingly important. It is clear clients wish to understand the rationale for portfolio positioning and for any necessary engagement / voting on controversial issues. Within the detailed quarterly report sent to clients there will be a summary of the votes cast over the quarter and an explanation of any votes against management.

We also have a separate voting section relating specifically to the ESG Red Lines. We follow the suggested practice of the AMNT for Red Line Voting of ‘comply or explain’. Where a red line has been breached, we will either vote against management or explain why we have not done so.

This together with details on any engagement with a company in our quarterly reports, ensures our clients remain well informed.

Vote Execution

The investment analyst will receive all relevant proxies and determine if he or she believes that Veritas should vote in favour or against management. After discussing with the Portfolio Manager and making a final decision, the analyst will instruct the custodian or prime broker via the Operations Team how to vote. This is done via ISS, and the role of the Operations Team is to ensure that the voting of proxies is done in a timely manner. The Role of the Chief Operating Officer (“COO”) is to monitor the effectiveness of these policies.

Veritas uses ISS to execute voting on behalf of clients. We have also mandated ISS to construct a customized screen for various ESG issues which incorporates the AMNT Red Lines, on a best endeavors basis. The AMNT Red Line Voting Policy contains 37 guidelines covering topics associated with ESG. Should any of the 37 red lines be breached, the instruction is to either vote against management or explain why not. Given this Red Line Voting Policy was developed principally for pooled fund investors (who have been unable to direct votes) and for UK stocks only, we have instructed ISS to apply the guidelines globally where applicable and apply the policy across all clients.

The investment analysts will consider the guidelines and any research when making their decision. In the case where a vote goes against a red line or where Veritas decides to vote against management for non-Red Line resolution, an explanation will be provided in the reporting. On occasion, we may decide to vote against management where the recommendation has been a vote in favour and again an explanation will be given.

Veritas Accountability

Veritas is a signatory of the United Nations Principle of Responsible Investment (“UNPRI”) which requires detailed annual reports in order to remain a member. Veritas is also ranked as Tier 1 by the Financial Reporting Council (“FRC”) in respect of its Stewardship Code. Veritas is also signed up to the Task Force on Climate-related Financial Disclosures (“TCFD”). Veritas is committed to engaging with the AMNT to improve on the set of guidelines in their Red Line Voting policy in order that the policy can be applied to global mandates.

Conflicts of Interest

We believe that as we are a privately owned, independently run partnership, and as our only business activity is asset management; we do not encounter some of the conflicts faced by larger financial services companies. Notwithstanding this, we still ensure that we have a robust conflicts of interest policy which clearly sets out how we identify, consider, mitigate, manage, disclose and record all conflicts, ensuring they are dealt with in a manner that is not prejudicial to any of our clients.

We seek to act in the best interests of all clients when considering proxy voting. Conflicts of interest may arise from time to time, such as voting on matters affecting an investee company, whose pension scheme may be one of our clients1, or where our clients are shareholders in two companies involved in both sides of a deal or dispute.

On a monthly basis, the ESG team at Veritas, reconciles the firm’s list of investee companies against its client list in the CRM system. If no conflicts are identified, the Compliance team will be advised of a nil report. In the event that a conflict is identified, the Compliance team will be notified, and the item will be logged in the conflicts of interest register, along with the date of the next AGM or EGM for the investee company (if available). Notification of the conflict will also be provided to the Operations team and the Investment team who will be instructed to abstain from voting until informed otherwise.

The ESG team provide ongoing monitoring to ensure that the conflicts of interest register is kept up to date, with the deletion or addition of any conflicts as necessary, and the relevant teams will be notified of any changes to ensure that voting is carried out in accordance with this policy. The Management Committee oversees this process and are informed of any amendments to the conflicts of interest register.

For further information please contact:

esg@vamllp.com

Veritas Asset Management LLP,

1 Smart’s Place,

London,

WC2B 5LW

http://www.vamllp.com/

[1]	Excludes investments that are not held in the legal name of the underlying client and investments made via third party platforms.

January 2021

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